Exhibit 10.16

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

CO-DEVELOPMENT AND OPTION AGREEMENT

between

ALECTOR, INC.

and

ABBVIE BIOTECHNOLOGY, LTD.

Dated as of October 16, 2017

i

(Continued)

(Continued)

(Continued)

		Page
13.16	Performance by Affiliates	111
13.17	Counterparts; Facsimile Execution	112
13.18	References	112
13.19	Construction	112

SCHEDULES

Schedule 1.69	Corporate Names
Schedule 1.90	Existing In-License Agreements
Schedule 1.127	[***]
Schedule 1.129	[***]
Schedule 1.150	Manufacturing Cost
Schedule 1.188	PoC Trial Parameters
Schedule 1.193	Pre Exercise Development Plan and Budget
Schedule 3.1.3	PoC Trial Report Requirements
Schedule 3.2.1	Initial Post Exercise Development Plan and Budget
Schedule 3.3.2	[***]
Schedule 3.5.5	Pre-Approved Subcontractors
Schedule 5.7.1	Example Calculations of Third Party Payment Responsibilities
Schedule 6.4.4	FTE Rates
Schedule 7.6.5	Existing In-License Agreement Obligations
Schedule 10.2	Exceptions
Schedule 10.2.1	Existing Patents
Schedule 12.8.1(f)	Enforcement and Defense of [***]
Schedule 13.7.3	ADR Procedures

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

CO-DEVELOPMENT AND OPTION AGREEMENT

This Co-Development and Option Agreement (this “Agreement”) is made and entered into effective as of October 16, 2017 (the “Execution Date”) by and between Alector, Inc. (f/k/a Alector LLC), a Delaware corporation (“Licensor”), and AbbVie Biotechnology, Ltd., a Bermuda limited company (“AbbVie”). Licensor and AbbVie are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Licensor has developed certain Licensed Antibodies (as defined herein) and Controls (as defined herein) certain intellectual property and other rights with respect to such Licensed Antibodies in the Territory (as defined herein); and

WHEREAS, Licensor wishes to grant an option to a license to AbbVie, and AbbVie wishes to take, such option to a license with respect to Licensed Antibodies under Licensor’s intellectual property and other rights therein, for purposes of developing and commercializing Licensed Products (as defined herein) in the Territory, in each case in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1.

DEFINITIONS

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1 “AbbVie” has the meaning set forth in the preamble hereto.

1.2 “AbbVie Background Know-How” means all Information that is (a) Controlled by AbbVie or any of its Affiliates on the Execution Date or at any time during the Term, (b) not generally known, (c) developed or invented outside the scope of this Agreement, and (d) either used by AbbVie or provided by AbbVie for use in the Development, Manufacture, or Commercialization of a Licensed Antibody or a Licensed Product.

1.3 “AbbVie Background Patents” means all Patents that are (a) Controlled by AbbVie or any of its Affiliates on the Execution Date or at any time during the Term, (b) developed or invented outside the scope of this Agreement, and (c) covering subject matter either used by AbbVie or provided by AbbVie for use in the Development, Manufacture, or Commercialization of a Licensed Antibody or a Licensed Product.

1.4 “AbbVie Competing Product” has the meaning set forth in Section 5.10.2(a).

1.5 [***]

1.6 [***]

1.7 “AbbVie Incorporated Background Know-How” has the meaning set forth in Section 12.8.1(d).

1.8 “AbbVie Indemnitees” has the meaning set forth in Section 11.2.

1.9 “AbbVie Independent New Technology” means New Technology which AbbVie or its Affiliates has either acquired from a Third Party or developed outside the Collaboration Program without use or reference to the Confidential Information of Licensor, and which the Parties agree in writing will be applied to a Licensed Product as part of the Development Program (which writing specifically references this Section 1.9).

1.10 “AbbVie Opt In” has the meaning set forth in Section 3.3.4.

1.11 “AbbVie Opt In Exercise Date” has the meaning set forth in Section 3.3.4.

1.12 “AbbVie Opt In Product” means a Licensed Product for which AbbVie has exercised the AbbVie Opt In.

1.13 “AbbVie Program Know-How” means all Information and inventions that are, as between the Parties, conceived, discovered, developed, or otherwise made solely by or on behalf of AbbVie, its Affiliates or their Sublicensees or subcontractors as a result of performance of this Agreement. AbbVie Program Know-How expressly excludes AbbVie Background Know-How and Joint Program Know-How.

1.14 “AbbVie Program Patents” mean all Patents that claim inventions that, as between the Parties, are conceived, discovered, developed, or otherwise made solely by or on behalf of AbbVie, its Affiliates or their Sublicensees or subcontractors as a result of performance of this Agreement. AbbVie Program Patents expressly exclude AbbVie Background Patents and Joint Program Patents.

1.15 “Accounting Standards” means, with respect to a Party, that such Party shall maintain records and books of accounts in accordance with United States Generally Accepted Accounting Principles, consistently applied.

1.16 “Acquirer” has the meaning set forth in Section 13.2.1(a).

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.17 “Acquisition” means, with respect to a Party, a merger, acquisition (whether of all of the stock or all or substantially all of the assets of a Person or any operating or business division of a Person) or similar transaction by or with the Party, other than a Change in Control of the Party.

1.18 “Additional Development Costs” has the meaning set forth in Section 6.5.2(b)(i).

1.19 “Additional Indication” means, with respect to the Licensed Antibodies and Licensed Products, [***].

1.20 “Additional Licensor Development Activities” has the meaning set forth in Section 3.3.1.

1.21 “Additional Repayment Amount” has the meaning set forth in Section 3.7.1(e).

1.22 “Adimab Agreement” has the meaning set forth in Schedule 1.90.

1.23 “Adimab Applications” has the meaning set forth in Section 10.2.5.

1.24 “Adjusted Royalty Rate” has the meaning set forth in Section 6.5.2(a).

1.25 “ADR” has the meaning set forth in Section 13.7.1.

1.26 “Adverse Ruling” has the meaning set forth in Section 12.2.

1.27 “Affiliate” means, with respect to a subject Person, any other Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such subject Person. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise; or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity). The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management or policies of such entity.

1.28 “Agreement” has the meaning set forth in the preamble hereto.

1.29 “Alliance Manager” has the meaning set forth in Section 2.4.5.

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.30 “Allowable Expenses” means, subject to the other provisions of this Agreement, the following expenses incurred by or on behalf of [***].

For clarity, it is understood that Allowable Expenses shall (x) include [***], and (y) exclude [***]. To the extent that any activity is conducted [***].

1.31 [***].

1.32 “Amount” has the meaning set forth in Section 6.9.

1.33 “Antibody(ies)” means an immunoglobulin (Ig) molecule, or other composition comprising an amino acid based structure, in each case that binds or incorporates one or more moieties capable of binding CD33 or Trem2, including any such composition containing a scaffold based on an Ig molecule or a fragment, alternative form or derivative thereof, or any other amino acid containing structures such as a camelid nanobody, Affibody molecules, Affilins, Affimers, Affitins, Alphabodies, Anticalins, Avimers, DARPins, Fynomers, Kunitz domain peptides, Monobodies, nanoCLAMPs, Z domain of Protein A, Gamma-B crystallin, Ubiquitin, Cystatin, Sac7d, Triple helix coiled coil, Lipocalins, A domains of membrane receptors, Ankyrin repeat motif, SH3 domain of Fyn, Kunitz domains of protease inhibitors, 10th type III domain of fibronectin, Carbohydrate Binding Module 32-2), in each case that bind or incorporate one or more moieties capable of binding CD33 or Trem2. Notwithstanding the foregoing, Antibodies shall exclude synthetic chemical compositions with a molecular weight of less than 500 daltons (and which are not linked to or otherwise contained within a larger composition of greater than 500 daltons).

1.34 “Antitrust Approvals” has the meaning set forth in Section 12.1.2.

1.35 “Applicable Law” means federal, state, local, national and supra-national laws, statutes, rules, and regulations, including any rules, regulations, regulatory guidelines, or other requirements of the Regulatory Authorities, major national securities exchanges or major securities listing organizations, that may be in effect from time to time during the Term and applicable to a particular activity or country or other jurisdiction hereunder.

1.36 “Audit Arbitrator” has the meaning set forth in Section 6.14.

1.37 “Bankruptcy Code” has the meaning set forth in Section 12.7.1.

1.38 “Base Royalty Rate” has the meaning set forth in Section 6.5.1.

1.39 “Biosimilar Application” has the meaning set forth in Section 7.3.3.

1.40 “Biosimilar Competition” has the meaning set forth in Section 6.5.4(a).

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.41 “Biosimilar Product” means, on a country-by-country basis, a biologic product determined by the FDA or other Regulatory Authority outside of the United States to be biosimilar or interchangeable with a Licensed Product under Applicable Law. A Licensed Product licensed, marketed, sold, manufactured, or produced by AbbVie, its Affiliates or Sublicensees will not constitute a Biosimilar Product. For clarity, any product referencing to a Licensed Product and approved under any of the following laws shall be considered a Biosimilar Product: 42 USC 262(k) or other analogous or successor Applicable Laws inside or outside of the United States, the Drugs and Cosmetics Act of India (1940), the Central Drugs Standard Control Organization’s Guidelines on Similar Biologics: Regulatory Requirements for Marketing Authorization (2016) with respect thereto, and the Law for Ensuring Quality, Efficacy, and Safety of Drugs and Medical Devices of Japan (2014), and the Ministry of Health, Labour and Welfare’s Guideline for the Quality, Safety and Efficacy Assurance of Follow-On Biologics (2009) with respect thereto.

1.42 “BLA” has the meaning set forth in the definition of “Drug Approval Application.”

1.43 “Board of Directors” has the meaning set forth in the definition of “Change in Control.”

1.44 “Breaching Party” has the meaning set forth in Section 12.2.

1.45 “Bundle” means a Licensed Product sold together with one or more Other Products at a single price.

1.46 “Business Day” means a day other than a Saturday or Sunday on which banking institutions in Chicago, Illinois are open for business.

1.47 “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

1.48 “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

1.49 “CD33” means that certain transmembrane receptor protein expressed on cells of myeloid lineage known as “myeloid cell surface antigen CD33” (CD33) (and also known as “sialic acid-binding Ig-like lectin 3” (Siglec-3) or “gp67”) described in UniProtKB-P20138 (CD33_Human). In addition to the amino acid sequence described in UniProtKB-P20138 (CD33_Human), CD33 shall be deemed to include isoforms, alternatively spliced forms and post-translationally modified and other variant forms of the CD33_Human sequence.

1.50 “CDR” means the complementarity-determining region of an antigen binding region of an antibody as defined by the Kabat numbering scheme (Kabat et al., Sequences of Proteins of Immunological Interest (1991)).

1.51 “Centralized Approval Procedure” means the procedure through which a MAA filed with the EMA results in a single marketing authorization valid throughout the European Union.

1.52 “Change in Control,” with respect to a Party, shall be deemed to have occurred if any of the following occurs after the Execution Date:

1.52.1 any “person” or “group” (as such terms are defined below) (a) is or becomes the “beneficial owner” (as defined below), directly or indirectly, of shares of capital stock or other interests (including partnership interests) of such Party then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the directors, managers or similar supervisory positions (“Voting Stock”) of such Party representing fifty percent (50%) or more of the total voting power of all outstanding classes of Voting Stock of such Party or (b) has the power, directly or indirectly, to elect a majority of the members of the Party’s board of directors, or similar governing body (“Board of Directors”); or

1.52.2 such Party enters into a merger, consolidation or similar transaction with another Person (whether or not such Party is the surviving entity) and as a result of such merger, consolidation or similar transaction (a) the members of the Board of Directors of such Party immediately prior to such transaction constitute less than a majority of the members of the Board of Directors of such Party or such surviving Person immediately following such transaction or (b) the Persons that beneficially owned, directly or indirectly, the shares of Voting Stock of such Party immediately prior to such transaction cease to beneficially own, directly or indirectly, shares of Voting Stock of such Party representing at least a majority of the total voting power of all outstanding classes of Voting Stock of the surviving Person in substantially the same proportions as their ownership of Voting Stock of such Party immediately prior to such transaction; or

1.52.3 such Party sells or transfers to any Third Party, in one (1) or more related transactions, properties or assets representing all or substantially all of such Party’s consolidated total assets to which this Agreement relates; or

1.52.4 the holders of capital stock of such Party approve a plan or proposal for the liquidation or dissolution of such Party.

For the purpose of this definition of Change in Control, (a) “person” and “group” have the meanings given such terms under Section 13(d) and 14(d) of the United States Securities Exchange Act of 1934 and the term “group” includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the said Act; (b) a “beneficial owner” shall be determined in accordance with Rule 13d-3 under the aforesaid Act; and (c) the terms “beneficially owned” and “beneficially own” shall have meanings correlative to that of “beneficial owner.” Notwithstanding the foregoing, a bona fide financing transaction (excluding any transaction in which an operating company engaged directly in selling pharmaceutical products or its Affiliate acquires Control of a Party) shall not be deemed a Change in Control.

1.53 “Clinical Data” means the original human subject data and case report forms (CRFs) collected or generated with respect to Clinical Studies or Phase IV Studies of any Licensed Antibody or Licensed Product, together with all analysis, reports, and results with respect thereto.

1.54 “Clinical Studies” means Phase 0, Phase I, Phase II, Phase III, and such other tests and studies in human subjects that are required by Applicable Law, or otherwise recommended by the Regulatory Authorities, to obtain or maintain Regulatory Approvals for a Licensed Product for one (1) or more Indications, including tests or studies that are intended to expand the Product Labeling for such Licensed Product with respect to such Indication.

1.55 “Close Homolog” has the meaning set forth in Section 12.8.1(c).

1.56 “COGS + Royalty” has the meaning set forth in Section 6.5.2(c).

1.57 “Collaboration Program” means a program of research, Development and Commercialization activities with respect to Licensed Antibodies and Licensed Products directed to a particular Collaboration Target [***] conducted pursuant to this Agreement.

1.58 “Collaboration Target” means Trem2 or CD33, as applicable.

1.59 “Commercialization” means any and all activities directed to the preparation for sale of, offering for sale of, or sale of a Licensed Antibody or Licensed Product, including activities related to marketing, promoting, distributing, importing and exporting such Licensed Antibody or Licensed Product, and, for purposes of setting forth the rights and obligations of the Parties under this Agreement, shall be deemed to include conducting Medical Affairs Activities and conducting Phase IV Studies, and interacting with Regulatory Authorities regarding any of the foregoing. When used as a verb, “to Commercialize” and “Commercializing” means to engage in Commercialization, and “Commercialized” has a corresponding meaning.

1.60 “Commercialization Plan and Budget” has the meaning set forth in Section 4.2.

1.61 “Commercialization Wind-down Period” has the meaning set forth in Section 12.9.2.

1.62 “Commercially Reasonable Efforts” means [***].

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.63 “Conduct” means, with respect to any Clinical Study, to (a) sponsor, support or perform, directly or indirectly through a Third Party, such Clinical Study; or (b) provide to a Third Party funding for, or clinical supplies (including placebos) for use in, such Clinical Study.

1.64 “Confidential Information” means any Information or data provided orally, visually, in writing or other form by or on behalf of one (1) Party (or an Affiliate or representative of such Party) to the other Party (or to an Affiliate or representative of such Party) in connection with this Agreement, whether prior to, on, or after the Execution Date, including Information relating to the terms of this Agreement, the Licensed Antibody or any Licensed Product (including the Regulatory Documentation and Regulatory Data), any Exploitation of the Licensed Antibody or any Licensed Product, any know-how with respect thereto developed by or on behalf of the disclosing Party or its Affiliates (including AbbVie Background Know-How, AbbVie Program Know-How, Licensor Background Know-How and Licensor Program Know-How, as applicable), or the scientific, regulatory or business affairs or other activities of either Party. Notwithstanding the foregoing, (a) Joint Program Know-How shall be deemed to be the Confidential Information of both Parties, and both Parties shall be deemed to be the receiving Party and the disclosing Party with respect thereto, and (b) all Regulatory Documentation owned by AbbVie pursuant to Section 3.8.2(a) shall be deemed to be the Confidential Information of AbbVie, and AbbVie shall be deemed to be the disclosing Party and Licensor shall be deemed to be the receiving Party with respect thereto.

1.65 “Continuing Phase III Readiness Activities” means those CMC activities described in the CMC section of the Pre Exercise Development Plan and Budget that are marked with a double asterisk and that are intended to be commenced by Licensor prior to Option exercise and continued by AbbVie after Option exercise.

1.66 “Control” means, with respect to any item of Information, Regulatory Documentation, material, Patent, or other property right, the possession of the right, whether directly or indirectly, and whether by ownership, license, covenant not to sue or otherwise (other than by operation of the license and other grants in Sections 5.2, and 5.3), to grant a license, sublicense or other right (including the right to reference Regulatory Documentation) to or under such Information, Regulatory Documentation, material, Patent, or other property right as provided for herein (e.g., sufficient rights to provide AbbVie with a license pursuant to Section 5.2.2) without violating the terms of any agreement or other arrangement with any Third Party.

1.67 “Controlling Party” has the meaning set forth in Section 7.2.2.

1.68 “Core Development Costs” means [***].

1.69 “Corporate Names” means the Trademarks and logos identified on Schedule 1.69 and such other names and logos as Licensor may designate in writing from time to time.

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.70 “Country-Specific Development Activities” means (a) Development activities directed to obtaining Regulatory Approvals for the Licensed Product outside of the Major Markets and (b) Phase IV Study and other Development activities for a country or region in the ROW after Regulatory Approval in such country or region.

1.71 “Country-Specific Development Costs” means [***]. For clarity, Country-Specific Development Costs specifically exclude Core Development Costs.

1.72 “Default Notice” has the meaning set forth in Section 12.2.

1.73 “Development” means all activities related to research, pre-clinical and other non-clinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, Clinical Studies, including Manufacturing in support thereof, statistical analysis and report writing, the preparation and submission of Drug Approval Applications, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval. When used as a verb, “Develop” means to engage in Development. Development shall exclude Phase IV Studies. For purposes of clarity, Development shall include any submissions and activities required in support thereof, required by Applicable Laws or a Regulatory Authority as a condition or in support of obtaining a pricing or reimbursement approval for an approved Licensed Product.

1.74 “Development Costs” means [***].

Notwithstanding Section 1.30 above, any expense with respect to a Licensed Product that would otherwise be included as an Allowable Expense, but which is incurred prior to the first Regulatory Approval of such Licensed Product in the United States shall be deemed a Development Cost rather than an Allowable Expense.

1.75 “Development Plan and Budget” means, a development plan with respect to a Collaboration Program setting forth in reasonable detail specific Clinical Studies and other Party Development Activities to be performed with respect to the Licensed Antibody or a Licensed Product and the budget for such Development activities, which plan shall allocate responsibility for such Clinical Studies and Party Development Activities between the Parties.

1.76 “Development Wind-down Period” has the meaning set forth in Section 12.9.1.

1.77 “Dispute” has the meaning set forth in Section 13.7.

1.78 “Distribution Costs” means [***].

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.79 “Distributor” has the meaning set forth in Section 5.5.

1.80 “Divestiture” means [***]. When used as a verb, “Divest” and “Divested” means to cause a Divestiture.

1.81 “Dollars” or “$” means United States Dollars.

1.82 “Drug Approval Application” means a Biologics License Application (a “BLA”) as defined in the FFDCA, or any corresponding foreign application in the Territory, including, with respect to the European Union, a Marketing Authorization Application (a “MAA”) filed with the EMA pursuant to the Centralized Approval Procedure or with the applicable Regulatory Authority of a country in Europe with respect to the mutual recognition or any other national approval procedure.

1.83 “Effective Date” has the meaning set forth in Section 12.1.2.

1.84 “EMA” means the European Medicines Agency and any successor agency(ies) or authority having substantially the same function.

1.85 “European Union” or “E.U.” means the economic, scientific, and political organization of member states known as the European Union, as its membership may be altered from time to time, and any successor thereto.

1.86 “Excess Costs” has the meaning set forth in Section 3.7.1(b).

1.87 “Excess Cost Reimbursement” has the meaning set forth in Section 3.7.1(b).

1.88 “Excluded Indication” has the meaning set forth in Section 6.5.2(b)(iii)(B).

1.89 “Execution Date” has the meaning set forth in the preamble hereto.

1.90 “Existing In-License Agreements” means the agreements set forth on Schedule 1.90 between Licensor and a Third Party under which AbbVie is granted a sublicense under this Agreement.

1.91 “Existing Patents” has the meaning set forth in Section 10.2.1.

1.92 “Existing Regulatory Documentation” means the Regulatory Documentation Controlled by Licensor or any of its Affiliates as of the Execution Date.

1.93 “Exploit” or “Exploitation” means to make, have made, import, export, use, have used, sell, have sold, or offer for sale, including to Develop, Commercialize, register, modify, enhance, improve, Manufacture, have Manufactured, hold, or keep (whether for disposal or otherwise), or otherwise dispose of.

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.94 “FDA” means the United States Food and Drug Administration and any successor agency(ies) or authority having substantially the same function.

1.95 “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto).

1.96 “Field” means all human and non-human diagnostic, prophylactic, and therapeutic uses.

1.97 “First Additional Repayment Amount” has the meaning set forth in Section 3.7.1(e)(i).

1.98 “First Commercial Sale” means, with respect to a Licensed Product and a country, the first sale for monetary value for use or consumption by the end user of such Licensed Product in such country after Regulatory Approval for such Licensed Product has been obtained in such country. [***].

1.99 “First Repayment Amount” has the meaning set forth in Section 3.7.1(b).

1.100 “FTE” means the equivalent of the work of one (1) employee full time for one (1) Calendar Year (consisting of at least a total of [***] hours per Calendar Year) of work performing Development, Commercialization or Manufacturing activities for a Licensed Antibody or Licensed Product. Any person who devotes less than [***] hours per Calendar Year (or such other number as may be agreed by the JDC or JCC, as applicable) shall be treated as an FTE on a pro rata basis based upon the actual number of hours worked divided by [***].

1.101 “FTE Costs” means, with respect to a Party for any period, the applicable FTE Rate multiplied by the applicable number of FTEs of such Party performing Development, Commercialization or Manufacturing activities during such period in accordance with the applicable Development Plan and Budget or Commercialization Plan and Budget, as applicable.

1.102 “FTE Rate” means the rates set forth in Schedule 6.4.4, as adjusted pursuant to Section 6.4.4.

1.103 “Good Manufacturing Practice” or “GMP” means the current good manufacturing practices applicable from time to time to the Manufacturing of a Licensed Antibody or Licensed Product or any intermediate thereof pursuant to Applicable Law.

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.104 “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

1.105 “HSR Filing” has the meaning set forth in Section 12.1.1.

1.106 “Human Samples” has the meaning set forth in Section 3.11.

1.107 “IMS” has the meaning set forth in Section 6.5.4(a).

1.108 “Incremental Royalty” has the meaning set forth in Section 6.5.2(a).

1.109 “IND” means an application filed with a Regulatory Authority for authorization to commence Clinical Studies, including (a) an Investigational New Drug Application as defined in the FFDCA or any successor application or procedure filed with the FDA, (b) any equivalent of a United States IND in other countries or regulatory jurisdictions, (i.e., Clinical Trial Application (CTA)) and (c) all supplements, amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing.

1.110 “Indemnification Claim Notice” has the meaning set forth in Section 11.4.

1.111 “Indemnified Party” has the meaning set forth in Section 11.4.

1.112 “Indication” means each disease or condition separately categorized in the World Health Organization’s International Classification of Diseases 10 coding system at the level defined two places to the right of the decimal point. For clarity, any patient population within such a disease or condition shall be deemed an Indication, but other patient populations within the same such disease or condition category shall not be deemed a separate Indication.

1.113 “Indirect Taxes” has the meaning set forth in Section 6.10.

1.114 “Information” means all knowledge of a technical, scientific, business and other nature, including know-how, technology, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, Regulatory Data, and other biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols, reagents (e.g., plasmids, proteins, cell lines, assays and compounds) and biological methodology; in each case (whether or not confidential, proprietary, patented or patentable, of commercial advantage or not) in written, electronic or any other form now known or hereafter developed.

1.115 “Interim Analysis Readout Date” means, on a Collaboration Program-by-Collaboration Program basis, the date of [***] performed pursuant to the Pre Exercise Development Plan and Budget, but in no case later than the date of completion of the PoC Trial.

1.116 “Initial Post Exercise Development Plan and Budget” has the meaning set forth in Section 3.2.1.

1.117 “In-License Agreement” means the Existing In-License Agreements and any other agreement between Licensor or its Affiliate and a Third Party under which AbbVie is granted a sublicense under this Agreement.

1.118 “Intellectual Property” has the meaning set forth in Section 12.7.1.

1.119 “Joint Commercialization Committee” or “JCC” has the meaning set forth in Section 2.3.1.

1.120 “Joint Development Committee” or “JDC” has the meaning set forth in Section 2.2.1.

1.121 “Joint Program Know-How” means all Information and inventions that (a) are conceived, discovered, developed, or otherwise made [***] as a result of performance of this Agreement, and (b) are Controlled by [***].

1.122 “Joint Program Patents” mean all Patents that (a) claim inventions that are conceived, discovered, developed, or otherwise made [***] as a result of performance of this Agreement, and (b) are Controlled by [***].

1.123 “Joint Steering Committee” has the meaning set forth in Section 2.1.1.

1.124 “Knowledge” means [***].

1.125 “Last Agreed Post Exercise Development Plan and Budget” means with respect to a Collaboration Program: (a) the budget contained in the Initial Post Exercise Development Plan and Budget for Core Development Costs with respect to such Collaboration Program and (b) if a modification of such budget was approved by Licensor through the JDC (i.e., was approved by the JDC without AbbVie’s use of its deciding vote under Section 2.4.3(a)(ii)), then the last such budget that was so approved by Licensor with respect to such Collaboration Program.

1.126 “Licensed Antibody” means a Licensed CD33 Antibody or a Licensed Trem2 Antibody, as applicable.

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.127 “Licensed CD33 Antibody” means any Antibody that (a) specifically binds CD33 and a principal therapeutic mechanism of action of which is mediated as a result of such binding and (b) is claimed in the Existing Patents or Licensor Program Patents or made by or on behalf of Licensor or its Affiliates under this Agreement. Licensed CD33 Antibody expressly includes the Antibody known by Licensor as AL003 and all back-ups to AL003 described on Schedule 1.127. For clarity, bispecific and multispecific Antibodies with at least one of their binding specificities and principal therapeutic mechanisms of action (as described above) directed to CD33 and that are claimed in the Existing Patents, Licensor Program Patents, or made by or on behalf of Licensor or its Affiliates under this Agreement shall also be considered Licensed CD33 Antibodies.

1.128 “Licensed Product” means any product containing a Licensed Antibody, [***], in any and all forms, presentations, delivery systems, dosages, and formulations.

1.129 “Licensed Trem2 Antibody” means any Antibody that (a) specifically binds Trem2 and a principal therapeutic mechanism of action of which is mediated as a result of such binding and (b) claimed in the Existing Patents or Licensor Program Patents or made by or on behalf of Licensor or its Affiliates under this Agreement. Licensed Trem2 Antibody expressly includes the Antibody known by Licensor as AL002 and all backups to AL002, as described on Schedule 1.129. For clarity, bispecific and multispecific Antibodies with at least one of their binding specificities and principal therapeutic mechanisms of action (as described above) directed to Trem2 and that are claimed in the Existing Patents or Licensor Program Patents or made by or on behalf of Licensor or its Affiliates under this Agreement shall also be considered Licensed Trem2 Antibodies.

1.130 “Licensor” has the meaning set forth in the preamble hereto.

1.131 “Licensor Background Know-How” means all Information that is (a) Controlled by Licensor or any of its Affiliates on the Execution Date or at any time during the Term, (b) not generally known, (c) developed or invented outside the scope of this Agreement, and (d) [***] the Development, Manufacture, or Commercialization of a Licensed Antibody or a Licensed Product [***].

1.132 “Licensor Background Patents” means all Patents that are (a) Controlled by Licensor or any of its Affiliates on the Execution Date or at any time during the Term, (b) developed or invented outside the scope of this Agreement, and (c) [***] the Development, Manufacture, or Commercialization of a Licensed Antibody or a Licensed Product; [***].

1.133 “Licensor Commercialization Opt Out” has the meaning set forth in Section 6.3.1.

1.134 “Licensor Competing Product” has the meaning set forth in Section 5.10.1(a).

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.135 “Licensor Continued Funding Notice” has the meaning set forth in Section 6.5.2(b)(ii).

1.136 “Licensor Development Opt Out” has the meaning set forth in Section 3.7.2.

1.137 “Licensor Indemnitees” has the meaning set forth in Section 11.1.

1.138 “Licensor Funded AbbVie Program Patents” means AbbVie Program Patents claiming one or more invention(s) that were invented prior to Licensor’s exercise of a Licensor Opt Out with respect to the Collaboration Program in connection with which such inventions were made.

1.139 “Licensor Opt Out” means a Licensor Development Opt Out or Licensor Commercialization Opt Out, as applicable.

1.140 “Licensor Opt Out Date” means the effective date of a Licensor Development Opt Out or Licensor Commercialization Opt Out, as applicable, taking into account the required advance notice period.

1.141 “Licensor Patent” has the meaning set forth in Section 13.2.1(a).

1.142 “Licensor Program Know-How” means all Information and inventions that are, as between the Parties, conceived, discovered, developed, or otherwise made solely by or on behalf of Licensor or its Affiliates or sublicensees or subcontractors as a result of performance of this Agreement. Licensor Program Know-How expressly excludes Licensor Background Know-How and Joint Program Know-How.

1.143 “Licensor Program Patents” mean all Patents that claim inventions that, as between the Parties, are conceived, discovered, developed, or otherwise made solely by or on behalf of Licensor or its Affiliates or sublicensees or subcontractors as a result of performance of this Agreement. Licensor Program Patents expressly exclude Licensor Background Patents and Joint Program Patents.

1.144 “Licensor’s Proportionate Share” has the meaning set forth in Section 3.7.1(e)(iii).

1.145 “Losses” has the meaning set forth in Section 11.1.

1.146 “MAA” has the meaning set forth in the definition of Drug Approval Application.

1.147 “Major Markets” means [***].

1.148 “Major Regulatory Filings” has the meaning set forth in Section 3.8.2(c).

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1.149 “Manufacture” and “Manufacturing” means all activities related to the synthesis, making, production, processing, purifying, formulating, filling, finishing, packaging, labeling, shipping, and holding of the Licensed Antibody, any Licensed Product, or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial production and analytic development, product characterization, stability testing, quality assurance, and quality control.

1.150 “Manufacturing Cost” with respect to the Licensed Antibody or a Licensed Product has the meaning set forth on Schedule 1.150.

1.151 “Manufacturing Process” has the meaning set forth in Section 3.5.3.

1.152 “Manufacturing Technology Transfer” has the meaning set forth in Section 3.5.3.

1.153 “Markings” has the meaning set forth in Section 4.7.

1.154 “Material Amendment” has the meaning set forth in Section 2.4.3(a)(i).

1.155 “Medical Affairs Activities” means, with respect to any country or other jurisdiction in the Territory, the coordination of medical information requests and field based medical scientific liaisons with respect to Licensed Antibodies or Licensed Products, including activities of medical scientific liaisons and the provision of medical information services with respect to a Licensed Antibody or Licensed Product.

1.156 “Medical Affairs Costs” means those [***].

1.157 “Mono Product” has the meaning set forth in the definition of “Net Sales.”

1.158 “Net Sales” means [***].

Net Sales shall not include [***].

Subject to the above, Net Sales shall be calculated in accordance with the standard internal policies and procedures of AbbVie, its Affiliates, or Sublicensees, which must be in accordance with Accounting Standards.

For purposes of calculating Net Sales, all Net Sales shall be converted into Dollars in accordance with Section 6.7.

In the event a Licensed Product is sold [***].

1.159 “Neutral” has the meaning set forth on Schedule 13.7.3.

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1.160 “New Technology” means any technology that [***].

1.161 “Non-Breaching Party” has the meaning set forth in Section 12.2.

1.162 “Non-Controlling Party” has the meaning set forth in Section 7.2.2.

1.163 “Non-Material License(s)” has the meaning set forth in Section 10.2.7.

1.164 “Notice of Approval” has the meaning set forth in Section 6.5.2(b)(i).

1.165 “Open Label Extension Study” means, with respect to each Collaboration Program, the open label extension trial for such Collaboration Program described in the Pre Exercise Development Plan and Budget.

1.166 “Option” has the meaning set forth in Section 5.1.1.

1.167 “Option Exercise Date” has the meaning set forth in Section 5.1.1.

1.168 “Option Exercise Notice” has the meaning set forth in Section 5.1.1.

1.169 “Option Period” has the meaning set forth in Section 5.1.1.

1.170 “Other Antitrust Laws” has the meaning set forth in Section 12.1.1.

1.171 “Other Income” means [***].

1.172 “Other Product” means [***].

1.173 “Out-of-Pocket Costs” means [***].

1.174 “Party” and “Parties” has the meaning set forth in the preamble hereto.

1.175 “Party Development Activities” means Development activities conducted in support of obtaining or maintaining Regulatory Approval of a Licensed Product in a country or other jurisdiction in the Territory.

1.176 “Patent Costs” means those [***].

1.177 “Patent Term Extension” has the meaning set forth in Section 7.2.5.

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.178 “Patents” means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b), and (c)), and (e) any similar rights, including so-called pipeline protection.

1.179 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.180 “Phase 0” means an exploratory, trial conducted in accordance with the FDA 2006 Guidance on Exploratory Investigational New Drug Studies (or the equivalent in any country or other jurisdiction outside of the United States) and designed to expedite the development of therapeutic or imaging agents by establishing very early on whether the agent behaves in human subjects as was anticipated from pre-clinical studies.

1.181 “Phase I” means a clinical trial of a Licensed Antibody or Licensed Product, the principal purpose of which is a preliminary determination of safety, tolerability, pharmacological activity or pharmacokinetics in healthy individuals or patients or similar clinical study prescribed by the Regulatory Authorities, including the trials referred to in 21 C.F.R. § 312.21(a), as amended.

1.182 “Phase II” means a clinical trial of a Licensed Antibody or Licensed Product, the principal purpose of which is to explore safety and efficacy in the target patient population, which is designed to generate sufficient data that may permit commencement of pivotal clinical trials, or a similar clinical study recommended by the Regulatory Authorities, from time to time, pursuant to Applicable Law or otherwise, including the trials referred to in 21 C.F.R. § 312.21(b), as amended.

1.183 “Phase III” means a human clinical trial of a Licensed Antibody or Licensed Product on a sufficient number of subjects in an indicated patient population that is designed to establish that a Licensed Antibody or Licensed Product is safe and efficacious for its intended use and to determine the benefit/risk relationship, warnings, precautions, and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial is intended to support marketing approval of such Licensed Antibody or Licensed Product, including all tests and studies that are required by the FDA from time to time, pursuant to Applicable Law or otherwise, including the trials referred to in 21 C.F.R. § 312.21(c), as amended.

1.184 “Phase IV Costs” means those [***].

1.185 “Phase IV Study” means: (a) a post-approval clinical study for a Licensed Product with respect to any Indication for which Regulatory Approval has been received or that is required or agreed to be conducted as a condition of receiving Regulatory Approval in a country; as well as (b) any marketing study, epidemiological study, modeling and pharmacoeconomic study, investigator-initiated clinical trial or post-marketing surveillance study of a Licensed Product, in each case (of this clause (b)) that is not intended for use as a basis for obtaining Regulatory Approval (including expanded Product Labeling) with respect to such Licensed Product.

1.186 “PHSA” means the United States Public Health Service Act, as amended from time to time.

1.187 “PMDA” means Japan’s Pharmaceuticals and Medical Devices Agency and any successor agency(ies) or authority having substantially the same function.

1.188 “PoC Trial” means the proof of concept (PoC) clinical study meeting the parameters described in Schedule 1.188.

1.189 “PoC Trial Report” has the meaning set forth in Section 3.1.3.

1.190 “Post Exercise Development Activities” has the meaning set forth in Section 3.2.1.

1.191 “Post Exercise Development Plan and Budget” has the meaning set forth in Section 3.2.1.

1.192 “Pre Exercise Development Activities” means the Party Development Activities set forth in each Pre Exercise Development Plan and Budget to be performed by Licensor (or, pursuant to Section 3.1.2, AbbVie) prior to expiration of the Option Exercise Period.

1.193 “Pre Exercise Development Plan and Budget” means the Development Plan and Budget covering the Pre Exercise Development Activities for the CD33 Collaboration Program attached hereto as Schedule 1.193 Part 1 and the Development Plan and Budget covering the Pre Exercise Development Activities for the Trem2 Collaboration Program attached hereto as Schedule 1.193 Part 2, as the same may be amended from time to time in accordance with the terms hereof.

1.194 “Product Information” has the meaning set forth in Section 9.1.

1.195 “Product Infringement” has the meaning set forth in Section 7.3.1.

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1.196 “Product Labeling” means, with respect to a Licensed Product in a country or other jurisdiction in the Territory, (a) the Regulatory Authority-approved full prescribing information for such Licensed Product for such country or other jurisdiction, including any required patient information, and (b) all labels and other written, printed, or graphic matter upon a container, wrapper, or any package insert utilized with or for such Licensed Product in such country or other jurisdiction.

1.197 “Product Trademarks” means the product specific Trademark(s) to be used by AbbVie or its Affiliates or its or their respective Sublicensees for the Development or Commercialization of Licensed Products in the Territory and any registrations thereof or any pending applications relating thereto in the Territory (excluding, in any event, any trademarks, service marks, names or logos that include any corporate name or logo of the Parties or their Affiliates).

1.198 “Program Costs” has the meaning set forth in Section 6.5.2(a).

1.199 “Prosecuted Infringements” has the meaning set forth in Section 7.3.1.

1.200 “Regulatory Approval” means, with respect to a country or other jurisdiction in the Territory, all approvals (including Drug Approval Applications), licenses, registrations, or authorizations of any Regulatory Authority necessary to Commercialize a Licensed Antibody or Licensed Product in such country or other jurisdiction, including, where applicable, (a) pricing or reimbursement approval in such country or other jurisdiction, (b) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto), and (c) approval of Product Labeling.

1.201 “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial, or local governmental or regulatory authority, agency, department, bureau, commission, council, or other entities (e.g., the FDA, EMA and PMDA) regulating or otherwise exercising authority with respect to activities contemplated in this Agreement, including the Exploitation of the Licensed Antibody or Licensed Products in the Territory.

1.202 “Regulatory Data” has the meaning set forth in Section 3.8.3(a).

1.203 “Regulatory Documentation” means all (a) applications (including all INDs and Drug Approval Applications and other Major Regulatory Filings), registrations, licenses, authorizations, and approvals (including Regulatory Approvals), (b) correspondence, materials and reports submitted to or received from Regulatory Authorities (including pre-meeting submissions and minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all regulatory drug lists, advertising and promotion documents, adverse event files, and complaint files, and (c) Clinical Data and data contained or relied upon in any of the foregoing, in each case ((a), (b), and (c)) relating to a Licensed Antibody or Licensed Product.

1.204 “Regulatory Exclusivity” means, with respect to any country or other jurisdiction in the Territory, an additional market protection, other than Patent protection, granted by a Regulatory Authority in such country or other jurisdiction which confers an exclusive Commercialization period during which AbbVie or its Affiliates or Sublicensees have an exclusive right to market and sell a Licensed Antibody or Licensed Product in such country or other jurisdiction through a regulatory exclusivity right (including regulatory data exclusivity).

1.205 “Regulatory Expenses” means [***].

1.206 “Repayment Amount” has the meaning set forth in Section 3.7.1(b).

1.207 “Reverse Royalty Term” means, with respect to each Licensed Product for which a royalty is due under Section 12.8, and each country or other jurisdiction in a Terminated Program, the period [***]. Solely for purposes of this Section, each reference in the definitions of “Regulatory Exclusivity” to (i) AbbVie shall be deemed to be a reference to Licensor, and (ii) a Sublicensee shall be deemed to be a reference to a licensee or sublicensee of Licensor or its Affiliates.

1.208 “ROW” means all regions, countries and territories [***].

1.209 “ROW Profit” means, with respect to the Licensed Products, the [***]. For clarity, in calculating the amount to be deducted pursuant to (d), the [***].

1.210 “ROW Profit Threshold” has the meaning set forth in Section 6.3.2(b).

1.211 “Royalty Term” means, with respect to each Licensed Product and each country or other jurisdiction in the Territory, the period beginning on the date of the First Commercial Sale of such Licensed Product in such country or other jurisdiction, and ending on the later to occur of (a) the expiration, invalidation or abandonment date of the last Licensor Background Patent, Licensor Program Patent, Joint Program Patent or Licensor Funded AbbVie Program Patent that includes a Valid Claim that covers the composition of matter or approved use of such Licensed Product, (b) the expiration of the applicable Regulatory Exclusivity in such country or other jurisdiction for such Licensed Product, and (c) the [***] anniversary of the First Commercial Sale of such Licensed Product in such country or other jurisdiction.

1.212 “Sales and Marketing Costs” means [***].

1.213 “Second Additional Repayment Amount” has the meaning set forth in Section 3.7.1(e).

1.214 “Second Generation Product” has the meaning set forth in Section 6.5.2(b).

1.215 “Second Repayment Amount” has the meaning set forth in Section 3.7.1(b).

1.216 “Segregate” means [***].

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1.217 “Senior Officer” means, with respect to Licensor, its Chief Executive Officer or his/her designee, and with respect to AbbVie, its Chief Strategy Officer or his/her designee.

1.218 “Significant Pharmaceutical Company” has the meaning set forth in Section 13.2.1(b).

1.219 “Sublicensee” means a Person, other than an Affiliate or a Distributor, that is granted (directly or indirectly) a sublicense by AbbVie or its Affiliate under the grants in Section 5.2 as provided in Section 5.4 or other rights to Develop or Commercialize a Licensed Antibody or Licensed Product; provided that a Distributor which promotes a Licensed Product in a Major Market shall be deemed a Sublicensee with respect to such Major Market.

1.220 “Term” has the meaning set forth in Section 12.1.2.

1.221 “Terminated Antibody” has the meaning set forth in Section 12.8.1(f).

1.222 “Terminated Product” has the meaning set forth in Section 12.8.1(f).

1.223 “Terminated Program” means (a) with respect to the termination of this Agreement for a Collaboration Program pursuant to Sections 12.2 or 12.5, the Collaboration Program subject to such termination, (b) upon expiration of the Option Period for a Collaboration Program for which AbbVie has not previously delivered an Exercise Notice, such Collaboration Program, (c) with respect to the termination of this Agreement pursuant to Sections 12.2 or 12.5 for any AbbVie Opt In Product, the AbbVie Opt In Product subject to such termination and (d) with respect to termination of this Agreement in its entirety, all Collaboration Programs and all AbbVie Opt In Products.

1.224 “Terminated Target” has the meaning set forth in Section 12.8.1(f).

1.225 “Territory” means the entire world.

1.226 “Third Party” means any Person other than Licensor, AbbVie and their respective Affiliates.

1.227 “Third Party Claims” has the meaning set forth in Section 11.1.

1.228 “Third Party Payments” has the meaning set forth in Section 6.5.4(b).

1.229 “Third Party Provider” has the meaning set forth in Section 3.5.5.

1.230 “Third Party Technology” has the meaning set forth in Section 5.7.

1.231 “Trademark” means any word, name, symbol, color, designation or device or any combination thereof that functions as a source identifier, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo, business symbol or domain names, whether or not registered.

1.232 “Trademark Costs” means [***].

1.233 “Trem2” means a receptor protein known as “triggering receptor expressed on monocytes 2” (Trem-2”) described in UniProtKB-Q9NZC2 (TREM2_Human). In addition to the amino acid sequence described in UniProtKB-Q9NZC2 (TREM2_Human), Trem2 shall be deemed to include isoforms, alternatively spliced forms and post-translationally modified and other variant forms of the TREM2_Human sequence.

1.234 “United States” or “U.S.” means the United States of America and its territories and possessions (including the District of Columbia and Puerto Rico).

1.235 “US Net Profits” and, with correlative meaning, “US Net Losses”, means, with respect to the Licensed Products: [***].

1.236 “Valid Claim” means a claim of any issued and unexpired Patent whose validity, enforceability, or patentability has not been affected by any of the following: (a) irretrievable lapse, abandonment, revocation, dedication to the public, or disclaimer; or (b) a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court, governmental agency, national or regional patent office, or other appropriate body that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal.

1.237 “Voting Stock” has the meaning set forth in the definition of “Change in Control.”

1.238 “Withholding Party” has the meaning set forth in Section 6.9.

1.239 “Working Group” has the meaning set forth in Section 2.7.

ARTICLE 2.

COLLABORATION MANAGEMENT

2.1 Joint Steering Committee.

2.1.1 Formation. As soon as practical, but no later than [***] after the Effective Date, the Parties shall establish a joint steering committee (the “Joint Steering Committee” or “JSC”), which shall (a) oversee the Development, Commercialization, and other Exploitation of the Licensed Antibody or Licensed Product in the Territory, (b) resolve Disputes that may arise in the JDC or the JCC, (c) coordinate the Parties’ activities under this Agreement, including oversight of the JDC and the JCC, and (d) perform such other functions as are set forth herein or as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement. The JSC shall consist of three (3) representatives from each of the

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Parties, each with the requisite seniority to enable such person to make decisions on behalf of the Parties with respect to the issues falling within the jurisdiction of the JSC. From time to time, each Party may substitute one (1) or more of its representatives to the JSC on written notice to the other Party. AbbVie shall select from its representatives the chairperson for the JSC. From time to time, AbbVie may change the representative who will serve as chairperson on written notice to Licensor. The JSC shall meet at least annually, or as otherwise agreed to by the Parties, and such meetings may be conducted by telephone, video-conference or in person as determined by the JSC members, provided that with respect to in person meetings, unless otherwise agreed the location of such meetings shall alternate between locations designated by Licensor and locations designated by AbbVie and at least one meeting per year shall be in-person, unless otherwise agreed to by the Parties.

2.2 Joint Development Committee.

2.2.1 Formation. As soon as practical, but no later than [***] after the Effective Date, the Parties shall establish a joint development committee (the “Joint Development Committee” or “JDC”). The JDC shall consist of three (3) representatives from each of the Parties, each with the requisite seniority to enable such person to make decisions on behalf of the Parties with respect to the issues falling within the jurisdiction of the JDC. One (1) representative from each Party shall have a pre-clinical or clinical development background (as appropriate based on the then-current stage of Development), and another representative from each Party shall have a regulatory affairs background. From time to time, each Party may substitute one (1) or more of its representatives to the JDC on written notice to the other Party. AbbVie shall select from its representatives the chairperson for the JDC. From time to time, AbbVie may change the representative who will serve as chairperson on written notice to Licensor.

2.2.2 Specific Responsibilities. The JDC shall meet at least semi-annually, or as otherwise agreed to by the Parties, and such meetings may be conducted by telephone, video-conference or in person as determined by the JDC members, provided that with respect to in person meetings, unless otherwise agreed the location of such meetings shall alternate between locations designated by Licensor and locations designated by AbbVie. The JDC shall develop the strategies for and oversee the Development of the Licensed Antibodies or Licensed Products in the Territory, and shall serve as a forum for the coordination of Development activities for the Licensed Antibodies or Licensed Products for the Territory. In particular, the JDC shall:

(a) periodically (no less often than annually) review and serve as a forum for discussing each Pre Exercise Development Plan and Budget, and review and approve amendments thereto, which approval will be reflected in the applicable minutes of the JDC meeting;

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(b) serve as a forum for discussing and oversee the conduct of Pre Exercise Development Activities;

(c) periodically (no less often than annually) review and approve each Post Exercise Development Plan and Budget, and review and approve amendments thereto, which approval will be reflected in the applicable minutes of the JDC meeting;

(d) serve as a forum for discussing the conduct of the applicable Country-Specific Development Activities;

(e) serve as a forum for discussing and oversee the conduct of Additional Licensor Development Activities;

(f) serve as a forum for reviewing and approving strategies for obtaining Regulatory Approvals including approving use of consultants, key opinion leaders or any other experts to seek advice on strategies for seeking Regulatory Approvals for the Licensed Products in the Territory;

(g) establish secure access methods (such as secure databases) for each Party to access Regulatory Documentation and other JDC related Information as contemplated under this Agreement; and

(h) perform such other functions as are set forth herein or as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement.

2.2.3 Disbandment. Unless otherwise mutually agreed in writing, (a) upon the earlier of (i) Licensor Opt Out for a Collaboration Program or (ii) Regulatory Approval of the first Licensed Product for a Collaboration Program if AbbVie contemplates no further Development Activities for such Collaboration Program, the JDC shall have no further responsibilities with respect to such Collaboration Program and (b) upon the earlier of (i) Licensor Opt Out for both Collaboration Programs or (ii) Regulatory Approval of the first Licensed Product for both Collaboration Programs if AbbVie contemplates no further Development Activities for both Collaboration Programs, the JDC shall disband. Additionally, in the event of a Change in Control of Licensor in which Licensor is acquired by a Significant Pharmaceutical Company, AbbVie shall have the right, effective upon written notice, to disband the JDC pursuant to Section 13.2.1(b). Once dissolved, the JDC shall have no further rights or obligations under this Agreement, and thereafter any requirement of either Party to provide Information to the JDC shall be deemed a requirement to provide such Information to the other Party and AbbVie shall have the right to solely decide, without consultation with Licensor, all matters that are subject to the review or approval by the JDC with respect to Collaboration Programs for which it has exercised its Option. For clarity, if the JDC is relieved of responsibilities or disbanded pursuant to (a)(ii) or (b)(ii) above and Development Activities are later commenced or resumed, the JDC shall be reconstituted and from that point forward (until another disbandment pursuant to this Section 2.2.3) shall have the full responsibilities it had prior to such disbandment (provided that Licensor did not effect a Licensor Opt Out for the applicable Collaboration Program).

2.3 Joint Commercialization Committee.

2.3.1 Formation. Within [***] after initiation of the first Phase III for a Licensed Product in a Collaboration Program for which Licensor has not exercised a Licensor Opt Out, the Parties shall establish a joint commercialization committee (the “Joint Commercialization Committee” or “JCC”, and collectively with the JSC and the JDC, the “Joint Committees”). The JCC shall consist of three (3) representatives from each of the Parties, each with the requisite seniority to enable such person to make decisions on behalf of the Parties with respect to the issues falling within the jurisdiction of the JCC. From time to time, each Party may substitute one (1) or more of its representatives to the JCC on written notice to the other Party. AbbVie shall select from its representatives the chairperson for the JCC. From time to time, AbbVie may change the representative who will serve as chairperson on written notice to Licensor.

2.3.2 Specific Responsibilities. The JCC shall meet at least semi-annually, or as otherwise agreed to by the Parties, and such meetings may be conducted by telephone, video-conference or in person as determined by the JCC members, provided that with respect to in person meetings, unless otherwise agreed the location of such meetings shall alternate between locations designated by Licensor and locations designated by AbbVie. The JCC shall oversee the strategies for and the Commercialization of the Licensed Products in the Territory. In particular, the JCC shall:

(a) discuss the global strategy for the Commercialization of the Licensed Products;

(b) periodically (no less often than annually) review and approve the Commercialization Plan and Budget and amendments thereto;

(c) oversee at a high level all Commercialization activities in the Territory with respect to the Licensed Products;

(d) perform such other functions as are set forth herein or as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement.

2.3.3 Disbandment. Unless otherwise mutually agreed in writing, (a) if a Licensor Opt Out is exercised for a Collaboration Program, the JCC shall have no further responsibilities with respect to such Collaboration Program and (b) if a Licensor Opt Out is exercised for both of the Collaboration Programs, the JDC shall disband. Additionally, in the event of a Change in Control of Licensor in which Licensor is acquired by a Significant Pharmaceutical Company, AbbVie shall have the right, effective upon written notice, to disband the JDC pursuant to Section 13.2.1(b). Once dissolved, the JCC shall have no further rights or obligations under this Agreement, and thereafter any requirement of either Party to provide Information to the JCC shall be deemed a requirement to provide such Information to the other Party and AbbVie shall have the right to solely decide, without consultation with Licensor, all matters that were the responsibility of the JCC.

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2.4 General Provisions Applicable to Joint Committees.

2.4.1 Meetings and Minutes. Meetings of any Joint Committee may be called by either Party on no less than [***] notice. Each Party shall make all proposals for agenda items and shall provide all appropriate information with respect to such proposed items at least [***] in advance of the applicable meeting; provided, that under exigent circumstances requiring input by the Joint Committee, a Party may provide its agenda items to the other Party within a shorter period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, so long as the other Party consents to such later addition of such agenda items or the absence of a specific agenda for such meeting, such consent not to be unreasonably withheld or delayed. The chairperson of the Joint Committee (or designee of their choosing) shall prepare and circulate for review and approval of the Parties minutes of each meeting within [***] after the meeting. The Parties shall agree on the minutes of each meeting promptly, but in no event later than the next meeting of the Joint Committee, and such approved minutes shall be signed by each Alliance Manager.

2.4.2 Procedural Rules. Each Joint Committee shall have the right to adopt such standing rules as shall be necessary for its work, to the extent that such rules are not inconsistent with this Agreement; provided that such rules shall not be subject to a deciding vote of either Party under Section 2.4.3 below. A quorum of the Joint Committee shall exist whenever there is present at a meeting at least one (1) representative appointed by each Party. Representatives of the Parties on a Joint Committee may attend a meeting either in person or by telephone, video conference or similar means in which each participant can hear what is said by, and be heard by, the other participants. Representation by proxy shall be allowed. Each Joint Committee shall take action by [***] of the representatives present at a meeting at which a quorum exists, with each Party [***]. Employees or consultants of either Party that are not representatives of the Parties on a Joint Committee may attend meetings of such Joint Committee; provided, that such attendees (i) shall not vote or otherwise participate in the decision-making process of the Joint Committee, and (ii) are bound by obligations of confidentiality and non-disclosure equivalent to those set forth in ARTICLE 9.

2.4.3 Joint Committee Dispute Resolution.

(a) If a Joint Committee (other than the JSC) cannot, or does not, reach consensus on an issue at a meeting or within a period of [***] thereafter, then the dispute shall be referred to the JSC for resolution and a special meeting of the JSC may be called for such purpose. If the JSC cannot, or does not, reach consensus on an issue, including any dispute

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arising in another Joint Committee, then the dispute shall first be referred to the Senior Officers of the Parties, who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed to by the Senior Officers shall be conclusive and binding on the Parties. If the Senior Officers are not able to agree on the resolution of any such issue within [***] after such issue was first referred to them, then:

(i) if such dispute is related to a Collaboration Program for which AbbVie has not exercised its Option, such dispute shall be finally and definitively resolved by [***]; provided, that [***]. As used herein, a “Material Amendment” to the Pre Exercise Development Plan and Budget shall mean [***];

(ii) if such dispute is related to a Collaboration Program for which AbbVie has exercised its Option, such dispute shall be finally and definitively resolved by [***], provided, that [***];

(iii) if such dispute is related to Additional Licensor Development Activities for which AbbVie has not exercised the AbbVie Opt In in accordance with Section 3.3.4, such dispute shall be finally and definitively resolved by [***]; and

(iv) if such dispute is related to any activities for an Additional Indication under Additional Licensor Development Activities following AbbVie’s exercise of the AbbVie Opt In in accordance with Section 3.3.4, such dispute shall be finally and definitively resolved by [***].

(b) Disputes arising between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith, and that are outside of the jurisdiction of the JSC and not within a Party’s sole decision-making authority, shall be resolved pursuant to Section 13.7.

2.4.4 Limitations on Authority. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in a Joint Committee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. No Joint Committee shall have the power to amend, modify, or waive compliance with this Agreement, which may only be amended or modified as provided in Section 13.9 or compliance with which may only be waived as provided in Section 13.12.

2.4.5 Alliance Manager. Each Party shall appoint a person(s) who shall oversee contact between the Parties for all matters between meetings of each Joint Committee and shall have such other responsibilities as the Parties may agree in writing after the Effective Date (each, an “Alliance Manager”). Each Party may replace its Alliance Manager at any time by notice in writing to the other Party.

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2.5 Discontinuation of Participation on a Committee. Subject to Sections 2.2.3 and 2.3.3, each Joint Committee shall continue to exist until the first to occur of: (a) the Parties mutually agreeing to disband the Joint Committee; or (b) Licensor providing to AbbVie written notice of its intention to disband and no longer participate in such Joint Committee, provided that Licensor shall not give such written notice prior to AbbVie’s exercise of the Option. Additionally, in the event of a Change in Control of Licensor in which Licensor is acquired by a Significant Pharmaceutical Company, AbbVie shall have the right, effective upon written notice, to disband one or all Joint Committees pursuant to Section 13.2.1(b). Notwithstanding anything herein to the contrary, once one or more Joint Committees have been disbanded, such Joint Committee shall be terminated and shall have no further rights or obligations under this Agreement, and thereafter any [***].

2.6 Interactions Between a Committee and Internal Teams. The Parties recognize that each Party possesses an internal structure (including various committees, teams and review boards) that will be involved in administering such Party’s activities under this Agreement. Nothing contained in this Article shall prevent a Party from making routine day-to-day decisions relating to the conduct of those activities for which it has a performance or other obligations hereunder, in each case in a manner consistent with the then-current applicable plan and the terms and conditions of this Agreement.

2.7 Working Groups. From time to time, a Joint Committee may establish and delegate duties to sub-committees or directed teams (each, a “Working Group”) on an “as-needed” basis to oversee particular projects or activities (for example, joint project team, joint finance group, and/or joint intellectual property group). Each such Working Group shall be constituted and shall operate as the Joint Committee determines; provided that each Working Group shall have adequate functional representation from each Party, unless otherwise mutually agreed. Working Groups may be established on an ad hoc basis for purposes of a specific project or on such other basis as the Joint Committee may determine. Each Working Group and its activities shall be subject to the oversight, review and approval of, and shall report to, the Joint Committee that formed said Working Group. In no event shall the authority of the Working Group exceed that specified for the Joint Committee that formed the Working Group to this Article. All decisions of a Working Group shall be by consensus. Any disagreement between the designees of AbbVie and Licensor on a Working Group shall be referred to the Joint Committee that formed the Working Group for resolution.

2.8 Information. Each Party shall keep the Joint Committees informed as to its efforts and activities with respect to the Development, Manufacture and Commercialization of the Licensed Antibodies and Licensed Products, including by providing such Information as the other Party may reasonably request from time to time.

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2.9 Expenses. Each Party shall be responsible for all travel and related costs and expenses for its members and other representatives to attend meetings of, and otherwise participate on, a Committee or other Working Group.

ARTICLE 3.

DEVELOPMENT AND REGULATORY

3.1 Pre Exercise Development Plan and Budget and Activities.

3.1.1 Pre Exercise Development Plan and Budget. Either Party, directly or through its representatives on the JDC, may propose amendments to the Pre Exercise Development Plan and Budget from time to time as appropriate, including in light of changed circumstances. Any and all such amendments shall be subject to approval by the JDC as set forth in Section 2.2.2, subject, in the case of Section 2.4.3(a)(i) clause (D), to the dispute resolution procedures set forth in Section 13.7.4.

3.1.2 Pre Exercise Development Activities. Licensor shall perform the Pre Exercise Development Activities (including providing to AbbVie the reports specified in the Pre Exercise Development Plan and Budget), and shall do so in accordance with the Pre Exercise Development Plan and Budget by allocating such time, effort, equipment, and skilled personnel as would reasonably be expected to be required to complete such Pre Exercise Development Activities successfully and promptly. If AbbVie exercises its Option with respect to a Collaboration Program prior to Licensor’s completion of the Pre Exercise Development Activities for such Program, Licensor shall remain responsible for completing such activities (other than with respect to Continuing Phase III Readiness Activities, responsibility for performance of which shall transfer to AbbVie upon Option exercise) but AbbVie shall have final decision-making authority with respect to the conduct of such activities provided that, notwithstanding anything to the contrary in this Section 3.1.2 or in Section 2.4.3(a)(i) and (ii) above, all such activities shall continue to be conducted by Licensor and any proposed change to the PoC Trial or any other Pre Exercise Development Activities that would (a) expand the scope of, or extend the time or cost required to perform, such activities, or (b) alter the quantity or nature of the activities assigned to Licensor, shall require Licensor’s consent. For clarity, in the event that AbbVie exercises its Option with respect to a Collaboration Program prior to the [***] anniversary of the dosing of the first patient in the Open Label Extension Study for such Collaboration Program, Licensor shall be obligated to continue such Open Label Extension Study until the [***] anniversary of the dosing of the first patient in such Open Label Extension Study at its sole cost and expense (and such costs shall not be included in Development Costs shared by the Parties). If Licensor is in material breach of its obligation to perform any Pre Exercise Development Activities with respect to a Collaboration Program and fails to remedy such breach within [***] after written notice thereof from AbbVie, AbbVie shall have the right, at AbbVie’s sole election, and without limitation to any other right or remedy available to

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AbbVie, to assume and complete some or all of such Pre Exercise Development Activities for such Collaboration Program, provided that if within such [***] period Licensor disputes such alleged material breach, then the process set out in Section 12.2 for disputed breaches shall apply mutatis mutandis and AbbVie shall not have a right to assume control of such Pre Exercise Development Activities unless and until an Adverse Ruling has been obtained pursuant to Section 13.7 and Licensor thereafter fails to cure such breach within [***] of such ruling. If AbbVie so elects to assume and complete any of the Pre Exercise Development Activities, to the extent requested by AbbVie in writing, Licensor shall assign to AbbVie any or all Third Party agreements relating to such Pre Exercise Development Activities (including agreements with contract research organizations, clinical sites, investigators and manufacturing providers) to the extent such agreements pertain solely to such Collaboration Program, and shall otherwise coordinate fully with AbbVie to make the benefits of such agreements available to AbbVie for purposes of such Activities. In such event, with respect to all such Pre Exercise Development Activities that involve Clinical Studies, at AbbVie’s option, Licensor shall either (a) end such Clinical Studies with respect to enrolled subjects in an orderly and prompt manner in accordance with Applicable Law, including any required follow up treatment with previously enrolled subjects, or (b) transfer Control to AbbVie or its designee of such Clinical Studies and cooperate with AbbVie to ensure a smooth and orderly transition thereof that will not involve any disruption of such Clinical Studies; and in either case if AbbVie takes over conduct of Clinical Studies under a Collaboration Program, for purposes of Section 5.1.1, the Option Period for such Collaboration Period shall continue only until [***] after AbbVie has received the Information, Clinical Data and supporting documentation set forth on Schedule 3.1.3 from such PoC Trial. For clarity, Licensor’s failure to successfully complete the Pre Exercise Development Activities or to achieve the timelines contained within the Pre Exercise Development Plan shall not constitute a material breach of its obligations hereunder so long as Licensor has used Commercially Reasonable Efforts in carrying out the Pre Exercise Development Activities.

3.1.3 PoC Trial Reports. Within [***] after database lock of the PoC Trial for each Collaboration Program pursuant to the applicable Pre-Exercise Development Plan and Budget, Licensor shall provide or make available to AbbVie all raw Clinical Data generated in such PoC Trial that are available to Licensor. Within [***] after database lock of the PoC Trial for each Collaboration Program pursuant to the applicable Pre-Exercise Development Plan and Budget, Licensor shall provide AbbVie with a study report for such PoC Trial consisting of the Information, Clinical Data and supporting documentation set forth on Schedule 3.1.3, along with a quality assurance statement describing quality issues, if any, limiting the validity of the PoC Trial that were raised during its conduct, together with such other information as AbbVie may reasonably request in connection with its evaluation that (a) is in existence as of the date of delivery of the PoC Trial Report, (b) is reasonably accessible to Licensor, and (c) is reasonably necessary to make an informed decision as to whether to exercise the Option (the “PoC Trial Report”). In addition, following database lock of the PoC Trial, Licensor shall fully cooperate to permit AbbVie to conduct a reasonable and customary due diligence review with respect to such Licensed Product as is reasonably necessary to enable AbbVie to reach a decision of whether to exercise the Option.

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3.2 Post Exercise Development Plan and Budget and Activities.

3.2.1 Post Exercise Development Plan and Budget. Promptly following the Option Exercise Date for the applicable Collaboration Program, AbbVie shall prepare and present to the JDC for review and approval an updated global Development Plan and Budget for each Collaboration Program (the “Post Exercise Development Plan and Budget”), which over-all budget will be consistent with (subject to AbbVie’s right to make amendments pursuant to Section 3.2.2) the initial plan and budget set forth on Schedule 3.2.1 (the “Initial Post Exercise Development Plan and Budget”) and shall assign responsibility for Party Development Activities between the Parties on and after the applicable Option Exercise Date (such activities, “Post Exercise Development Activities”). All Post Exercise Development Activities shall be designed and implemented so as to support the filing of Drug Approval Applications and the obtaining of Regulatory Approvals for the Licensed Product in the Major Markets. The Parties shall Conduct Post Exercise Activities in accordance with the terms and conditions of this Agreement and the applicable Post Exercise Development Plan and Budget.

3.2.2 Amendments. Either Party, through its representatives on the JDC, may propose amendments to a Post Exercise Development Plan and Budget at any time. Following the Option Exercise Date for the Collaboration Program to which a given Post Exercise Development Plan and Budget relates, amendments to such Post Exercise Development Plan and Budget (including amendments to the Initial Post Exercise Development Plan and Budget) are subject to [***] final decision-making authority as set forth in Section 2.4.3(a)(ii). Each Post Exercise Development Plan and Budget shall include a rolling [***] plan and budget for the Collaboration Program, including good faith estimates of Development Costs to be incurred over such [***] period, and an updated Post Exercise Development Plan shall be provided to the JDC for approval no later than December 1 of each Calendar year.

3.2.3 Diligence. Each Party shall use Commercially Reasonable Efforts to perform the responsibilities assigned to it under each Post Exercise Development Plan and Budget.

3.2.4 Country-Specific Development Activities. After the applicable Option Exercise Date, AbbVie may, at its initial expense, conduct Country-Specific Development Activities.

3.2.5 Incorporation of AbbVie Independent New Technology. In the event AbbVie proposes to incorporate or use with a Licensed Antibody or Licensed Product any AbbVie Independent New Technology, AbbVie will provide to Licensor a written proposal describing the AbbVie Independent New Technology it proposes to employ and identifying the Licensed Antibody or Licensed Antibodies for which AbbVie proposes to use such AbbVie Independent New Technology. Upon request, the Parties shall thereafter discuss the terms under which such AbbVie Independent New Technology would be so used or incorporated, including

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any proposed allocation of Net Sales of the resulting Licensed Product between the AbbVie Independent New Technology and Licensed Antibody (and associated subtraction of Net Sales allocated to AbbVie Independent New Technology from the overall Net Sales for purposes of calculation of royalties and profits owed to Licensor hereunder). In the event the Parties reach agreement regarding such use or incorporation of such AbbVie Independent New Technology, the Parties shall document such agreement in writing and AbbVie shall thereafter be free to use such AbbVie Independent New Technology in accordance with and subject to the agreed terms. For clarity, if AbbVie uses or incorporates such New Technology with or in a Licensed Antibody or Licensed Product without the Parties agreeing in accordance with this Section 3.2.5, the then-existing terms of this Agreement shall apply and no such allocation of Net Sales of the resulting Licensed Product shall be made to the New Technology.

3.3 Additional Licensor Development Activities.

3.3.1 If Licensor proposes to the JDC an amendment to a Development Plan and Budget to include Development activities designed to support the filing of Drug Approval Applications and the obtaining of Regulatory Approvals for a Licensed Product in an Additional Indication not covered by a Post Exercise Development Plan and Budget, then any such proposed amendment shall include with such proposal the detailed activities to be conducted and the associated budget. If the JDC declines, within [***] of receipt of the proposal to amend the applicable Development Plan and Budget to include such activities, then, subject to the remainder of this Section 3.3 and the other applicable terms of this Agreement, Licensor may conduct such activities (the “Additional Licensor Development Activities”) at its own expense and such costs and expenses shall not be shared by the Parties (except as expressly provided in Section 3.3.4); provided that, prior to Licensor commencing such activities, the Parties must agree upon adjustments to the terms of this Agreement to address the potential splitting of the Field (e.g., with respect to regulatory matters, differentiation of products, reporting, etc.). In addition, unless otherwise approved by AbbVie, Licensor shall not Conduct any Phase III Clinical Study, or file a BLA with respect to a Licensed Antibody or Licensed Product for an Additional Indication, prior to the Option Exercise Date for the applicable Collaboration Program.

3.3.2 Prior to AbbVie’s exercise of its Option for both Collaboration Programs, Licensor may conduct Clinical Studies within the Additional Licensor Development Activities only using an Antibody set forth on Schedule 3.3.2 and no other Licensed Antibody. After AbbVie’s exercise of its Option for both Collaboration Programs, Licensor may conduct Additional Development Activities with any Licensed Antibodies that are not included in a Post Exercise Development Plan and Budget or being Developed or Commercialized by AbbVie in performing such Additional Development Activities (i.e., Licensor may not use in any Clinical Study the lead Antibody or any backups in either Collaboration Program).

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3.3.3 If, at any time, AbbVie believes that an Additional Licensor Development Activity would adversely affect a Licensed Antibody or Licensed Product included in a Development Plan and Budget or being Developed or Commercialized by AbbVie or its commercial prospects, AbbVie may notify Licensor and Licensor will not undertake such activity and cease any such activity that has already commenced. If Licensor disputes AbbVie’s belief that such Additional Licensor Development Activity would cause such an adverse effect, Licensor may seek to resolve such dispute through expert arbitration pursuant to Section 13.7.4 (provided that Licensor shall not undertake such activity unless and until it is determined through such arbitration that there will be no such adverse effect).

3.3.4 For each Additional Indication pursued under an Additional Licensor Development Activity, if AbbVie has exercised the Option in accordance with Section 5.1.1 with respect to the applicable Collaboration Program, AbbVie shall have the right (the “AbbVie Opt In”), exercisable by written notice to Licensor at [***] to assume control of the Additional Licensor Development Activity and the Licensed Antibody with respect to such Additional Indication (the date such AbbVie Opt In notice is delivered, the “AbbVie Opt In Exercise Date”). If AbbVie exercises the AbbVie Opt In, (a) AbbVie shall [***], and (c) thereafter, such product shall be deemed a “Licensed Product” for all purposes under this Agreement. If AbbVie does not exercise the AbbVie Opt In with respect to such Additional Indication prior to the deadline above, Licensor may independently develop and commercialize such Licensed Antibody for such Additional Indication, subject to Section 3.3.2 and the terms of the agreement negotiated between the Parties pursuant to Section 3.3.1. For clarity, if AbbVie does not exercise the AbbVie Opt In with respect to a given Indication, AbbVie retains all rights with respect to the applicable Licensed Antibody for all other Indications.

3.3.5 Licensor Right to Conduct Non-Clinical Research with Licensed Antibodies. Without limiting Licensor’s rights under Sections 3.3.1 through 3.3.4 above, Licensor shall have the right at its sole cost to conduct non-clinical research outside the Pre-Exercise Development Plan and Budget with respect to Licensed Antibodies, provided that for clarity, all Information and inventions conceived, discovered, developed, or otherwise made by Licensor in the performance of such nonclinical research shall be included within the Licensor Program Know-How and all Patents of Licensor directed to such Licensor Program Know-How shall be included within the Licensor Program Patents.

3.4 Development and Regulatory Diligence. With respect to a given Collaboration Program for which AbbVie has exercised its Option, AbbVie shall use Commercially Reasonable Efforts to Develop and obtain Regulatory Approval for a Licensed Product for such Collaboration Program in the Major Markets. For clarity, it is acknowledged that the use by AbbVie of Commercially Reasonable Efforts to perform the Initial Post Exercise Development Plan and Budget, as the same may be amended from time-to-time through any mutually approved amendments (i.e., amendments adopted without AbbVie’s use of its deciding vote under Section 2.4.3(a)(ii) above), shall satisfy the foregoing general obligation to use Commercially Reasonable Efforts to Develop a Licensed Product for the Major Markets.

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3.5 Pre-Clinical and Clinical Supply of Licensed Antibodies or Licensed Products.

3.5.1 Supply Prior to Option Exercise. Licensor shall be responsible for obtaining the quantities of Licensed Antibodies or Licensed Products and placebo (a) needed by Licensor to carry out the Pre Exercise Development Plan and Budget or (b) as reasonably requested by AbbVie to perform activities outside the Pre Exercise Development Plan and Budget pursuant to a mutually agreed material transfer agreement. Additionally, Licensor shall use Commercially Reasonable Efforts to supply to AbbVie, as and to the extent requested by AbbVie, the quantities of Licensed Antibodies or Licensed Products and placebo needed by AbbVie in carrying out any activities assigned to it under the Pre Exercise Development Plan and Budget. In all cases, Licensor shall obtain supply of the required quantities of Licensed Antibodies or Licensed Products and placebo used in Clinical Studies from a reputable, internationally recognized Third Party manufacturing provider and the FTE Costs, Out-of-Pocket Costs and Manufacturing Costs thereof shall constitute Development Costs. At either Party’s option, Licensor and AbbVie shall enter into a supply agreement setting forth any additional terms and conditions of such supply. Such agreement shall be negotiated and agreed by the Parties in good faith.

3.5.2 Manufacture. Licensor shall Manufacture all Licensed Antibodies or Licensed Products and placebo delivered by it pursuant to Section 3.5.1 pursuant to GMP, to the extent applicable.

3.5.3 Supply Following Option Exercise; Manufacturing Technology Transfer. Following AbbVie’s exercise of its Option with respect to a given Collaboration Program and successful completion of the Manufacturing Technology Transfer described below, AbbVie will assume responsibility for the Manufacture of all Licensed Antibodies, Licensed Products and placebo under such Collaboration Program, provided that until the earlier of (a) the first Regulatory Approval of the first Licensed Product within a Collaboration Program in a Major Market, or (b) Licensor Opt-Out with respect to the applicable Collaboration Program, all Manufacture of Licensed Products within such Collaboration Program (and the Licensed Antibody contained therein) for use in Clinical Studies shall be performed by a reputable, internationally recognized Third Party contract manufacturer of pharmaceutical products. Promptly upon request by AbbVie following the Option Exercise Date for the applicable Collaboration Program, Licensor shall (i) upon AbbVie’s request and discretion, either (A) assign to AbbVie or its Affiliates Licensor’s agreement(s) with its Third Party manufacturing provider for the Licensed Antibodies, Licensed Products and placebo under such Collaboration Program or (B) use Commercially Reasonable Efforts to facilitate AbbVie’s or its Affiliate’s entering into a direct supply agreement with such Third Party manufacturing provider on comparable terms to those between Licensor and such Third Party manufacturing provider and (ii) fully cooperate with AbbVie with respect to such other steps as may be reasonably required to effect a full transfer to AbbVie or, at AbbVie’s election, to an Affiliate or a Third Party manufacturer of its choice, all Licensor Background Know-How, Licensor Program Know-How and Joint Program Know-How reasonably necessary for AbbVie to implement the then-current process for the Manufacture of the Licensed Antibody and Licensed Products for which Clinical Studies were conducted under such Collaboration Program (the “Manufacturing Process”) at AbbVie’s facilities or those of an Affiliate or a Third Party manufacturing provider designated by AbbVie (such transfer and implementation, as more fully described in this Section 3.5.3, the “Manufacturing Technology Transfer”). All FTE Costs and Out-of-Pocket Costs incurred by Licensor in performing activities pursuant to this Section 3.5.3 shall be included as Development Costs. Without limitation to the foregoing, in connection with each Manufacturing Technology Transfer, Licensor shall, and shall use Commercially Reasonable Efforts to cause its Third Party manufacturers (in each case, to the extent permitted under Licensor’s agreements with such Third Party Manufacturers) to take the following actions, in each case as reasonably requested by AbbVie:

(a) make available, to AbbVie (or its designated Third Party manufacturer, as applicable) from time to time as AbbVie may request, all Manufacturing-related Licensor Background Know-How, Licensor Program Know-How, Joint Program Know-How, Information and materials relating to the Manufacturing Process not transferred to AbbVie or such Third Party manufacturer during the initial transfer, and all documentation constituting material support, performance advice, shop practice, standard operating procedures, specifications as to materials to be used and control methods, that are reasonably necessary to enable AbbVie (or its Affiliate or designated Third Party manufacturer, as applicable) to use and practice the Manufacturing Process;

(b) cause all appropriate employees and representatives of Licensor and its Affiliates and all appropriate employees and representatives of its Third Party manufacturers to meet with, employees or representatives of AbbVie (or its designated Third Party manufacturer, as applicable) at the applicable manufacturing facility at mutually convenient times to assist with the working up and use of the Manufacturing Process and with the training of the personnel of AbbVie’s designated Third Party manufacturer to the extent reasonably necessary to enable such designated Third Party manufacturer to use and practice the Manufacturing Process;

(c) Without limiting the generality of clause (b) above, cause all appropriate analytical and quality control laboratory employees and representatives of Licensor and its Affiliates and all appropriate analytical and quality control employees and representatives of its Third Party manufacturers to meet with, employees or representatives of AbbVie (or its designated Third Party manufacturer, as applicable) at the applicable manufacturing facility and make available all necessary equipment, at mutually convenient times, to support and execute the transfer of all applicable analytical methods and the validation thereof (including, all applicable Licensor Background Know-How, Licensor Program Know-How and Joint Program Know-How, methods, validation documents and other documentation, materials and sufficient supplies of all primary and other reference standards) reasonably necessary to use and practice the Manufacturing Process; and

(d) provide such other assistance as AbbVie (or its Affiliate or designated Third Party manufacturer, as applicable) may reasonably request to enable AbbVie’s Third Party manufacturer to use and practice the Manufacturing Process and otherwise to Manufacture Licensed Antibodies and Licensed Products.

3.5.4 Acquisition of Licensed Product for Phase III Clinical Studies. For clarity, AbbVie shall be responsible for securing all quantities of Licensed Products necessary for the conduct of the Phase III Clinical Studies and other Development Activities under the Post Exercise Development Plan and Budget, provided that if AbbVie concludes that the manufacturing lead times will require that AbbVie place orders for Licensed Product for use in such Phase III Clinical Studies prior to the Option Exercise Date, upon AbbVie’s request, Licensor shall cooperate fully to facilitate AbbVie’s ordering of such required quantities of Licensed Product, it being understood that AbbVie shall be solely responsible for the costs of all such ordered Licensed Product (provided that if AbbVie subsequently exercises the Option for the applicable Collaboration Program, the Manufacturing Costs of such quantities shall be shared as Development Costs, to the extent otherwise includable as Development Costs). For clarity, the foregoing shall not alter Licensor’s responsibilities (including its payment obligations) with respect to the CMC activities described in the CMC Activities section of the Pre-Exercise Development Plan and Budget that are indicated as being the sole responsibility of Licensor or the Continuing Phase III Readiness Activities prior to the Option Exercise Date.

3.5.5 Subcontracting. Each Party shall have the right to subcontract any of its Party Development Activities to a Third Party (a “Third Party Provider”); provided that (a) Licensor shall keep AbbVie reasonably informed with respect to any material activities Licensor intends to subcontract and shall furnish AbbVie with an opportunity to consult regarding any such material subcontracts, (b) the subcontracting Party shall obtain a written undertaking from the Third Party Provider that it shall be subject to confidentiality provisions substantially similar to those of ARTICLE 9 and that provides such Party with Control of any Licensor Program Know-How, Licensor Program Patents, AbbVie Program Know-How, AbbVie Program Patents, Joint Program Know-How and Joint Program Patents, as applicable, generated in performing the subcontracted activities that are reasonably necessary for the Parties to Develop, Manufacture and Commercialize the applicable Licensed Antibody and Licensed Product as contemplated in this Agreement and [***].

3.6 Supply of Technology for Development Purposes.

3.6.1 Immediately after the Option Exercise Date, Licensor shall, and shall cause its Affiliates to, without additional compensation, disclose and make available to AbbVie, such Regulatory Documentation, Licensor Background Know-How, Licensor Program Know-How, Joint Program Know-How with respect to the Licensed Antibody (including the sequences thereof) or any Licensed Product, as AbbVie may reasonably request. Thereafter during the Term Licensor shall, and shall cause its Affiliates to, without additional compensation, disclose and make available to AbbVie as reasonably requested: Regulatory Documentation, Licensor Background Know-How, Licensor Program Know-How, Joint Program Know-How, or other Information claimed or covered by any Licensor Background Patent, Licensor Program Patent or Joint Program Patent or otherwise relating, directly or indirectly, to Licensed Antibodies, in each

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case as is reasonably necessary for AbbVie to Develop, Manufacture or Commercialize the Licensed Antibodies and Licensed Products. Licensor shall provide such Regulatory Documentation, Information and other items in the electronic form in which the same exists in electronic form, and shall provide copies or an opportunity to inspect (and copy) all other materials that do not exist in electronic form (including for example, original patient report forms and other original source data to the extent Licensor Controls the same and is legally permitted to provide the same to the AbbVie). The Parties will cooperate and reasonably agree upon formats and procedures to facilitate the orderly and efficient exchanges of Regulatory Documentation, Information or inventions contemplated under this Section 3.6.1.

3.6.2 Immediately after Option Exercise Date, Licensor, without additional compensation, shall provide AbbVie with all reasonable assistance required in order to transfer to AbbVie the Regulatory Documentation, Licensor Background Know-How, Licensor Program Know-How, Joint Program Know-How, and other Information required to be produced pursuant to Section 3.6.1 above, in each case in a timely manner, and shall assist AbbVie with respect to the Exploitation of any Licensed Antibody and any Licensed Products. Without prejudice to the generality of the foregoing, if visits of Licensor’s representatives to AbbVie’s facilities are reasonably requested by AbbVie for purposes of transferring the Regulatory Documentation, Licensor Background Know-How, Licensor Program Know-How, Joint Program Know-How, or other Information to AbbVie or for purposes of AbbVie acquiring expertise on the practical application of such Information or assisting on issues arising during such Exploitation, Licensor shall send appropriate representatives to AbbVie’s facilities.

3.6.3 Any Out-of-Pocket Costs and FTE Costs incurred by the Parties in performing activities pursuant to this Section 3.6, and if any supplies of Licensed Antibodies or Licensed Product are transferred to AbbVie in connection with such activities, the Manufacturing Cost of such materials, shall be included as Development Costs, provided that if not so permitted (e.g., in the event that Licensor has exercised a Licensor Opt Out or in the case of ROW Profit), AbbVie shall reimburse to Licensor the Manufacturing Cost of such materials. In addition, notwithstanding the above, Licensor shall not be obligated to provide or make available to AbbVie research tools, materials or Information generally applicable to Development of products for the treatment of [***] other diseases or conditions, to the extent such items are not reasonably necessary for AbbVie to further Develop or Manufacture the Licensed Antibodies that were the subject of a Clinical Study under the applicable Pre Exercise Development Plan and Budget.

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3.7 Development Costs.

3.7.1 Development Costs Sharing:

(a) Pre Exercise Development Activities. Licensor shall be solely responsible for and shall bear all Development Costs (i) incurred by it and its Affiliates in connection with the performance of the Pre Exercise Development Activities for each Collaboration Program through the Option Exercise Date, including any Continuing Phase III Readiness Activities prior to the Option Exercise Date, and (ii) reasonably incurred by AbbVie and its Affiliates in connection with Pre Exercise Development Activities that AbbVie elects to assume and complete upon a material breach by Licensor pursuant to Section 3.1.2. Notwithstanding the foregoing, all Development Costs incurred by Licensor and its Affiliates in connection with the performance of the Continuing Phase III Readiness Activities with respect to a given Collaboration Program shall, in the event that AbbVie subsequently exercises its Option for such Collaboration Program, be shared as Development Costs.

(b) Core Development Costs Relating to Post Exercise Development Activities. Subject to Section 3.7.1(f), each Party shall bear fifty percent (50%) of all Core Development Costs incurred in connection with the performance of Post Exercise Development Activities. Within [***] after the end of each Calendar Quarter or, for the last Calendar Quarter of any Calendar Year, within [***] after the end of such Calendar Year, each Party shall report to the other all Core Development Costs incurred by such Party during such Calendar Quarter and Calendar Year, and the Party that has paid less than its fifty percent (50%) share of Core Development Costs during such Calendar Quarter shall make reconciling payments to the other Party to achieve such fifty percent (50%) sharing. Notwithstanding the foregoing, if the cumulative Core Development Costs with respect to a Collaboration Program exceed by more than [***] the Core Development Costs reflected in the Last Agreed Post Exercise Development Plan and Budget with respect to such Collaboration Program (the “Excess Costs”) then (i) AbbVie shall initially be responsible for [***] of such Excess Costs and (ii) upon achievement of Regulatory Approval of the first Licensed Product for the Collaboration Program for which such Core Development Costs were incurred, Licensor shall be responsible, and shall reimburse AbbVie, for [***] of the Excess Costs with respect to such Collaboration Program (such amount to be reimbursed, the “Excess Cost Reimbursement”). [***].

(c) Country-Specific Development Costs. AbbVie shall initially be responsible for the Country-Specific Development Costs. Following Regulatory Approval for any Licensed Product in a country outside the Major Markets, AbbVie shall invoice Licensor for fifty percent (50%) of the Country-Specific Development Costs incurred with respect to such Licensed Product for such country prior to such Regulatory Approval [***].

(d) Development Costs Relating to Additional Licensor Development Activities. Licensor shall bear [***] of all Development Costs for Additional Licensor Development Activities unless AbbVie exercises the AbbVie Opt In, in which case AbbVie shall reimburse costs for the applicable Additional Licensor Development Activities pursuant to Section 3.3.4.

(e) Development Costs for Second Generation Products and Additional Indications.

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(i) If Licensor has not exercised a Licensor Opt Out with respect to a particular Collaboration Program, Licensor shall remain responsible for fifty percent (50%) of all Development Costs for all Second Generation Products and Additional Indications (including Additional Indications for such Second Generation Products) within such Collaboration Program under the terms of Section 3.7.1(b). If, after Licensor exercises a Licensor Opt Out with respect to the applicable Collaboration Program, Licensor provides a Licensor Continued Funding Notice for a Second Generation Product or Additional Indication pursuant to Section 6.5.2(b)(ii), the following shall apply. [***].

(ii) Reports of Ongoing Second Generation and Additional Indication Development Costs; Payment Default. For so long as Licensor has the right to maintain an Adjusted Royalty Rate for a Second Generation or Additional Indication under Section 6.5.2(b), then within [***] after the end of each Calendar Quarter, AbbVie shall provide Licensor with a statement in reasonable detail of, and invoice for, the Additional Development Costs incurred for such Additional Indication through the end of such Calendar Quarter. If at any time, Licensor materially defaults with respect to the payment of Licensor’s Proportionate Share of Additional Development Costs with respect to a Second Generation Product or an Additional Indication for a Licensed Product, and Licensor does not correct such material default [***], then (a) in the case such breach pertains to an Additional Indication, the Additional Indication for which such material breach occurred shall be an Excluded Indication and the Base Royalty shall apply, and (b) in the case such breach pertains to the first Notice of Approval with respect to a Second Generation Product, then the Base Royalty shall thereafter apply to all Net Sales of such Second Generation Product for all Indications; provided that if within such [***] period Licensor disputes such alleged material default, then the process set out in Section 12.2 for disputed breaches shall apply mutatis mutandis and the applicable Adjusted Royalty will continue to apply unless and until an Adverse Ruling has been obtained pursuant to Section 13.7 and Licensor thereafter fails to cure such default [***]. For clarity, any payments determined to be due and owing to AbbVie shall promptly be paid by Licensor to AbbVie with interest accruing from the date payment should have been made until actually received by AbbVie in accordance with the provisions of Section 6.11.

(iii) Calculation of Licensor’s Proportionate Share. For purposes of this Section 3.7.1(e) (and Section 6.5.2(b)(ii)), “Licensor’s Proportionate Share” of the applicable Additional Development Costs shall mean [***].

(f) Costs of Combination Studies. If a Clinical Study involving a Licensed Product involves the use of such Licensed Product in combination with another product of AbbVie or its Affiliate, then unless otherwise agreed by the Parties, no more than [***] of the Out-of-Pocket Costs and Manufacturing Costs attributable to such Clinical Study shall be included as Development Costs.

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(g) No Double Counting. For clarity, no item shall be included in both Development Costs and Allowable Expenses, or otherwise be double counted in determining costs to be shared.

3.7.2 Licensor Development Opt Out. Licensor, may, upon [***] advance written notice to AbbVie, opt out of sharing Development Costs incurred in connection with the performance of AbbVie Post Exercise Development Activities one or both Collaboration Programs (a “Licensor Development Opt Out”), in which case, (i) Licensor shall not be obligated to share in additional Development Costs incurred after the Licensor Opt Out Date in connection with the performance of the Post Exercise Development Activities for the applicable Collaboration Program, (ii) Licensor shall not be entitled to receive ROW Profit or US Net Profits or be obligated to share in US Net Losses or reimburse Country-Specific Development Costs in connection with the applicable Collaboration Program pursuant to Section 6.3 or Section 3.7.1(c) above, and shall, instead receive royalties pursuant to Section 6.5, (iii) AbbVie shall no longer be required, pursuant to Section 3.7.3, to report to Licensor its Development Costs incurred in connection with the performance of Post Exercise Development Activities for the applicable Collaboration Program, and (iv) the JDC shall no longer have any responsibilities with respect to such Collaboration Program. For clarity, it is understood that Licensor may exercise the Licensor Development Opt Out at different times for the two Collaboration Programs, but once exercised with respect to a given Collaboration Program, such Licensor Development Opt Out shall be irrevocable. If at any time, Licensor materially defaults with respect to the payment of its share of Development Costs and does not correct such material default within [***] of written notice from AbbVie; AbbVie may, in its sole discretion, deem such material default to be a Licensor exercise of its Licensor Development Opt Out with respect to the applicable Collaboration Program(s) and thereafter, Section 6.5 shall apply as of the deemed date in lieu of Section 6.3; provided that if within such [***] period Licensor disputes such alleged material default, then the process set out in Section 12.2 for disputed breaches shall apply mutatis mutandis and AbbVie shall not have a right to deem Licensor to have exercised the Licensor Development Opt Out with respect to the applicable Licensed Product(s) unless and until an Adverse Ruling has been obtained pursuant to Section 13.7 and Licensor thereafter fails to cure such default within [***] of such ruling. For clarity, any payments determined to be due and owing to AbbVie shall promptly be paid by Licensor to AbbVie with interest accruing from the date payment should have been made until actually received by AbbVie in accordance with the provisions of Section 6.11.

3.7.3 Reports. Each Party shall report to the other Party, within [***] after the end of each Calendar Quarter, the Development Costs incurred by such Party during such Calendar Quarter; provided that AbbVie shall not be required to report its Development Costs incurred in connection with a Collaboration Program for which Licensor has exercised a Licensor Opt Out. Such report shall specify in reasonable detail all amounts included in such Development Costs during such Calendar Quarter (broken down by activity). Each such report shall enable the receiving Party to compare the reported costs against the applicable Development Plan and Budget, on both a quarterly basis and a cumulative basis for each activity. The Parties shall seek to resolve any questions related to such accounting statements within [***] following receipt by each Party of the other Party’s report hereunder.

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3.8 Regulatory Matters.

3.8.1 Pre Exercise Regulatory Activities: Prior to the Option Exercise Date for a given Collaboration Program or, for any AbbVie Opt In Product prior to AbbVie’s exercise of the AbbVie Opt In, the following shall apply with respect to such Collaboration Program or Licensed Product:

(a) Licensor shall have the sole right and responsibility to prepare, obtain and maintain all INDs necessary to perform its obligations under the Pre Exercise Development Plan and Budget, and to conduct communications with the applicable Regulatory Authorities with respect to such INDs; provided that Licensor must secure AbbVie’s prior written consent prior to conducting any end-of Phase II meeting with respect to any Licensed Product. Licensor shall provide AbbVie with an opportunity to review and comment on all such INDs and material communications with the applicable Regulatory Authorities. Licensor shall provide access to interim drafts of such INDs and communications to AbbVie via the access methods (such as secure databases) established by the JDC, and AbbVie shall provide its comments on the final drafts of such INDs and communications within [***], or such other longer period of time mutually agreed to by the Parties. In the event that a Regulatory Authority establishes a response deadline for any such IND or communications shorter than such [***] period, the Parties shall work cooperatively to ensure AbbVie has a reasonable opportunity for review and comment within such deadlines, to the extent reasonably practicable. Licensor shall, and shall cause its Affiliates to, consider in good faith any such comments of AbbVie with respect to such INDs and communications.

(b) Subject to the immediately following sentence, Licensor shall provide AbbVie with (i) access to or copies of all material written or electronic correspondence (other than regulatory filings) relating to the Development or Commercialization of Licensed Antibodies or Licensed Products received by Licensor or its Affiliates from, or forwarded by Licensor or its Affiliates to, the Regulatory Authorities in the Territory, and (ii) copies of all meeting minutes and summaries of all meetings, conferences, and discussions held by Licensor or its Affiliates with the Regulatory Authorities in the Territory, including copies of all contact reports produced by Licensor or its Affiliates, in each case ((i) and (ii)) within [***] of its receipt, forwarding or production of the foregoing, as applicable. If such written or electronic correspondence received from any such Regulatory Authority relates to the withdrawal, suspension, or revocation of a Regulatory Approval for a Licensed Product, the prohibition or suspension of the supply of a Licensed Antibody or Licensed Product, or the initiation of any investigation, review, or inquiry by such Regulatory Authority concerning the safety of a Licensed Antibody or Licensed Product, Licensor shall notify AbbVie and provide AbbVie with copies of such written or electronic correspondence as soon as practicable, but not later than [***] after receipt of such correspondence.

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(c) Licensor shall provide AbbVie with prior written notice, to the extent Licensor has advance knowledge, of any scheduled meeting, conference, or discussion (including any advisory committee meeting) with a Regulatory Authority in the Territory relating to a Licensed Product, within [***] after Licensor or its first receives notice of the scheduling of such meeting, conference, or discussion (or within such shorter period as may be necessary in order to give AbbVie a reasonable opportunity to attend such meeting, conference, or discussion). AbbVie shall have the right to have one or (to the extent reasonably practical) more of its employees or agents attend as an observer (but not participate in) all such meetings, conferences, and discussions.

3.8.2 Post Exercise Regulatory Activities. Effective on the Option Exercise Date for a given Collaboration Program, or (b) the AbbVie Opt In Exercise Date for an AbbVie Opt In Product, the following shall apply with respect to such Collaboration Program or AbbVie Opt In Product, as applicable:

(a) Promptly after the Option Exercise Date for a given Collaboration Program or the AbbVie Opt In Exercise Date for a given AbbVie Opt In Product, Licensor shall transition to AbbVie all INDs for Licensed Antibodies and Licensed Products in such Collaboration Program or for such AbbVie Opt In Product. All Regulatory Documentation (including all Regulatory Approvals and Product Labeling) relating to the Licensed Antibodies or Licensed Products with respect to the Territory shall be owned by, and shall be the sole property and held in the name of, AbbVie or its designated Affiliate, Sublicensee or designee. Licensor hereby assigns to AbbVie all of its right, title, and interest in and to all Existing Regulatory Documentation (including any existing INDs) and all other Regulatory Documentation Controlled by Licensor from time to time during the Term. Licensor shall duly execute and deliver, or cause to be duly executed and delivered, such instruments and shall do and cause to be done such acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary under, or as AbbVie may reasonably request in connection with, or to carry out more effectively the purpose of, or to better assure and confirm unto AbbVie its rights under, this Section.

(b) As between the Parties, AbbVie shall have the sole right to prepare, obtain, and maintain the Drug Approval Applications (including the setting of the overall regulatory strategy therefor), other regulatory approvals and other submissions, and to conduct communications with the Regulatory Authorities, for Licensed Antibodies or Licensed Products in the Territory (which shall include filings of or with respect to INDs and other filings or communications with the Regulatory Authorities with respect to Post Exercise Development Activities). Licensor shall support AbbVie, as may be reasonably necessary, in obtaining

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Regulatory Approvals for the Licensed Products, and in the activities in support thereof, including providing necessary documents or other materials required by Applicable Law to obtain Regulatory Approvals, in each case in accordance with the terms and conditions of this Agreement and the applicable Post Exercise Development Plan and Budget.

(c) AbbVie shall provide Licensor with an opportunity to review and comment on all INDs, pre-meeting submissions, Drug Approval Applications, material labeling supplements, Regulatory Authority meeting requests, core data sheets and other material regulatory submissions (collectively, “Major Regulatory Filings”) in the Major Markets. AbbVie shall provide access to interim drafts of such Major Regulatory Filings to Licensor via the access methods (such as secure databases) established by the JDC, and Licensor shall provide its comments on the final drafts of such Major Regulatory Filings or of proposed material actions within [***] ([***] for Drug Approval Applications), or such other longer period of time mutually agreed to by the Parties. In the event that a Regulatory Authority establishes a response deadline for any such Major Regulatory Filing or material action shorter than such [***], the Parties shall work cooperatively to ensure the other Party has a reasonable opportunity for review and comment within such deadlines. AbbVie shall, and shall cause its Affiliates and Sublicensees to, consider in good faith any such comments of Licensor.

(d) AbbVie shall provide Licensor with prior written notice, to the extent AbbVie has advance knowledge, of any scheduled meeting, conference, or discussion (including any advisory committee meeting) with a Regulatory Authority in the Major Markets relating to a Licensed Product, within [***] after AbbVie or its Affiliate or Sublicensee first receives notice of the scheduling of such meeting, conference, or discussion (or within such shorter period as may be necessary in order to give Licensor a reasonable opportunity to attend such meeting, conference, or discussion). Licensor shall have the right to have one Licensor employees attend as an observer (but not participate in) all such meetings, conferences, and discussions.

(e) AbbVie shall make every reasonable effort to notify Licensor promptly following its determination that any event, incident, or circumstance has occurred that may result in the need for an application withdrawal during the review period, recall, market suspension, or market withdrawal of a Licensed Product in the Territory, and shall include in such notice the reasoning behind such determination, and any supporting facts. AbbVie (or its Sublicensee) shall have the right to make the final determination whether to voluntarily implement any such recall, market suspension, or market withdrawal in the Territory. If a recall, market suspension, or market withdrawal is mandated by a Regulatory Authority in the Territory, AbbVie (or its Sublicensee) shall initiate such a recall, market suspension, or market withdrawal in compliance with Applicable Law. For all recalls, market suspensions or market withdrawals undertaken pursuant to this Section 3.8.2(e), AbbVie (or its Sublicensee) responsible for the recall, market suspension, or market withdrawal shall be solely responsible for the execution

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thereof, and Licensor shall reasonably cooperate in all such recall efforts. Subject to ARTICLE 11, (i) in the event and to the extent that a recall, market suspension, or market withdrawal resulted from a Party’s or its Affiliate’s breach of its obligations hereunder, or from such Party’s or its Affiliate’s negligence or willful misconduct, such Party shall bear the expense of such recall, market suspension, or market withdrawal and (ii) with respect to any other recall, market suspension, or market withdrawal of a Licensed Product in the Territory, the expenses incurred by the Parties as a result of such recall, market suspension, or market withdrawal shall be included in Allowable Expenses hereunder and shared by the Parties pursuant to Section 6.3.2(a).

3.8.3 Regulatory Data.

(a) Licensor shall promptly provide to AbbVie copies of or access to non-clinical data and Clinical Data, and other Information, results, and analyses with respect to any Development activities and Additional Licensor Development Activities, that are Controlled by Licensor or any of its Affiliates (collectively, “Regulatory Data”), in accordance with Sections 3.1, 3.2 and 3.3 above and shall keep the JDC informed of Additional Licensor Development Activities in accordance with ARTICLE 2 above. Without limiting the foregoing, Licensor shall, within [***] of the Effective Date, provide to AbbVie, in such form and format as AbbVie may reasonably request, (i) copies of all correspondence, as of the Effective Date, to and from any Regulatory Authority that relates to the Licensed Antibody or Licensed Product, and (ii) all existing Regulatory Documentation to be assigned to AbbVie pursuant to Section 3.8.2(a).

(b) Licensor shall support AbbVie, as may be reasonably necessary or appropriate, in obtaining Regulatory Approval for the Licensed Antibody or Licensed Products, including providing necessary documents or other materials required by Applicable Law to obtain Regulatory Approvals, in each case in accordance with the terms and conditions of this Agreement and any applicable Development Plan and Budget.

3.9 Compliance. Each Party shall perform or cause to be performed, any and all of its Party Development Activities and the Additional Licensor Development Activities in good scientific manner and in compliance with all Applicable Law.

3.10 Records.

3.10.1 Licensor shall, and shall ensure that its Third Party Providers, maintain records in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, and in compliance with Applicable Law, which shall be complete and accurate and shall properly reflect all work done and results achieved in the performance of its designated Party Development Activities which shall record only such activities and shall not include or be commingled with records of activities outside the scope of this Agreement. Such records shall be retained by Licensor for at least three (3) years after the termination of this Agreement, or for such longer period as may be required by Applicable Law. Upon request, Licensor shall provide copies of the records it has maintained pursuant to this Section 3.10.1 to AbbVie.

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3.10.2 AbbVie shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all records of Licensor maintained pursuant to Section 3.10.1. AbbVie shall maintain such records and the information disclosed therein in confidence in accordance with ARTICLE 9.

3.10.3 Without limiting Section 7.1.5(b), [***], each Party shall provide to the other access to or copies of written reports of such Development activities as such Party produces in the ordinary course of business and other Information with respect to such Activities, in each case as the other Party may reasonably request.

3.11 Human Samples. All human samples collected and retained in connection with Clinical Studies involving a Licensed Antibody or Licensed Product that are performed under a Development Plan and Budget or for which costs are shared as Allowable Expenses (together with compilations of Information comprising annotations regarding patient histories or correlating patient outcomes, with respect to such samples, the “Human Samples”) shall be a shared resource of the Parties. Unless otherwise agreed by the Parties, all Human Samples shall be maintained and stored at the facilities of a Third Party reasonably agreed by the Parties, and the fees paid to such Third Party in connection with such maintenance and storage shall be shared equally by the Parties. Each Party shall access and use the Human Samples, and authorize Affiliates and Third Parties to access or use the Human Samples, outside of the Collaboration Programs only as reasonably agreed by the Parties. If the Parties are unable to reach agreement on the storage, access to or use of the Human Samples, the matter shall be determined pursuant to Section 13.7.4 below. Notwithstanding anything herein to the contrary, the Parties agree that in no case shall either Party propose any access or use of the Human Samples which would (1) conflict with the terms of the informed consent under which the relevant Patient Sample was collected or (2) violate Applicable Law. Either Party shall have the right to access such samples in connection with such Party’s performance of its Party Development Activities.

ARTICLE 4.

COMMERCIALIZATION

4.1 In General. AbbVie (itself or through its Affiliates or Sublicensees) shall have the sole right to Commercialize Licensed Antibodies and Licensed Products in the Territory.

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4.2 Commercialization Plan.

4.2.1 If Licensor has not exercised the Licensor Opt Out with respect to a given Collaboration Program, the Commercialization of the Licensed Products for such Collaboration Program shall be conducted pursuant to a multi-year plan and budget approved by the JCC (each, a “Commercialization Plan and Budget”). For all Licensed Products in each Collaboration Program for which AbbVie has exercised its Option and for which Licensor has not exercised the Licensor Opt Out, AbbVie shall propose to the JCC the initial Commercialization Plan and Budget, such plan to be provided to the JCC when prepared, [***]. Such plan shall allocate responsibility for such Commercialization activities to AbbVie or its designees. For clarity, If Licensor has exercised the Licensor Opt Out with respect to a Collaboration Program or for an AbbVie Opt In Product, as applicable, no Commercialization Plan and Budget shall be required for such Collaboration Program or AbbVie Opt In Product, as applicable.

4.2.2 Each Commercialization Plan and Budget shall include [***].

4.2.3 The JCC shall review each Commercialization Plan and Budget [***] and, thereafter, at least annually, and shall review amendments thereto made by AbbVie. AbbVie shall provide to the JCC the Commercialization Plan and Budget for the next succeeding year no later than [***] of each calendar year.

4.3 Diligence. AbbVie shall use Commercially Reasonable Efforts to Commercialize a Licensed Product [***]; provided that (a) such obligation is expressly conditioned upon Licensor’s and its Affiliates’ performing their respective obligations hereunder, and (b) such obligation shall be delayed or suspended for as long as any failure by Licensee or its Affiliates to perform their respective obligations hereunder persists; [***]. Licensor acknowledges and agrees that, in addition to the foregoing, (a) the Commercialization of Licensed Product may be delayed, suspended or otherwise modified by AbbVie in response to circumstances outside the reasonable control of AbbVie, including force majeure events, (b) AbbVie shall have the right to satisfy its diligence obligations under this Section 4.3 through its Affiliates or Sublicensees, and (c) nothing in this Section 4.3 is intended, or shall be construed, to require AbbVie to Develop or Commercialize a specific Licensed Antibody or Licensed Product. If AbbVie decides to discontinue the development or commercialization of a Licensed Antibody or Licensed Product in favor of another Licensed Antibody or Licensed Product, its obligations under this Section 4.3 shall cease with respect to such initial Licensed Antibody or Licensed Product in favor of such other Licensed Antibody or Licensed Product. If at any time Licensor has a reasonable basis to believe that AbbVie is in material breach of its material obligations under this Section 4.3, then Licensor may so notify AbbVie, specifying the basis for its belief, and the Parties shall meet within [***] after such notice to discuss in good faith Licensor’s concerns and AbbVie’s Commercialization plans with respect to Licensed Product.

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4.4 Compliance with Applicable Law. Each Party shall, and shall cause its Affiliates to, comply with all Applicable Law with respect to the Commercialization of Licensed Products.

4.5 Booking of Sales; Distribution. AbbVie shall have the sole right to invoice and book sales, establish all terms of sale (including pricing and discounts) and warehousing, and distribute the Licensed Products in the Territory and to perform or cause to be performed all related services. AbbVie shall handle all returns, recalls, or withdrawals, order processing, invoicing, collection, distribution, and inventory management with respect to the Licensed Products in the Territory. If Licensor in good faith believes that AbbVie’s pricing or discounting of Licensed Product materially disadvantages the Licensed Product and is intended to shift material revenues to or materially benefit another product of AbbVie or its Affiliate, Licensor shall promptly provide written notice to AbbVie detailing the basis for Licensor’s belief. Following AbbVie’s receipt of such notice, the Parties shall discuss Licensor’s concerns and AbbVie shall use Commercially Reasonable Efforts to address any reasonable concerns related to pricing and discounting that materially disadvantages the Licensed Product and is intended to shift material revenues to or materially benefit another product of AbbVie or its Affiliate.

4.6 Product Trademarks. Subject to Section 4.7, AbbVie shall have the sole right to determine and own the Product Trademarks to be used with respect to the Exploitation of the Licensed Products on a worldwide basis. Subject to any pre-existing Trademarks Licensor may have, Licensor shall not, and shall not permit its Affiliates to, (a) use in their respective businesses, any Trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of the Product Trademarks, and (b) do any act which endangers, destroys, or similarly affects, in any material respect, the value of the goodwill pertaining to the Product Trademarks. Licensor agrees, and shall cause its Affiliates, to conform (i) to the customary industry standards for the protection of Product Trademarks for products and such guidelines of AbbVie with respect to manner of use (as provided in writing by AbbVie) of the Product Trademarks, and (ii) to maintain the quality standards of AbbVie with respect to the goods sold and services provided in connection with such Product Trademarks. Without limiting any pre-existing Trademarks Licensor may have, Licensor shall not, and shall not permit its Affiliates to, attack, dispute, or contest the validity of or ownership of such Product Trademark anywhere in the Territory or any registrations issued or issuing with respect thereto.

4.7 Markings. To the extent required by Applicable Law in a country or other jurisdiction in the Territory, the promotional materials, packaging, and Product Labeling for the Licensed Products used by AbbVie and its Affiliates in connection with the Licensed Products in such country or other jurisdiction shall contain (a) the Corporate Name of Licensor, and (b) the logo and corporate name of the manufacturer (if other than AbbVie or an Affiliate) (collectively, the “Markings”).

4.8 Commercial Supply of Licensed Antibodies or Licensed Products. As between the Parties, AbbVie shall have the sole right, and shall be solely responsible for, at its initial expense (but includable in Allowable Expenses and ROW Profit, as applicable), having Manufactured and supplied the Licensed Antibody and Licensed Products for commercial sale in the Territory by AbbVie and its Affiliates and Sublicensees (subject to Section 3.5.3, if applicable).

ARTICLE 5.

GRANT OF RIGHTS

5.1 Option Grants to AbbVie.

5.1.1 Licensor hereby grants, on a Collaboration Program-by-Collaboration Program basis, to AbbVie the exclusive right, but not the obligation, to obtain the licenses set forth in Section 5.2.2 (the “Option”). AbbVie shall have the right to exercise its Option with respect to a Collaboration Program by providing written notice of such election to Licensor (the “Option Exercise Notice”) [***] (the “Option Period”). By providing such Option Exercise Notice and as of the date thereof (the “Option Exercise Date”), AbbVie shall be deemed to have entered into the licenses set forth in Section 5.2.2.

5.1.2 For purposes of clarity, AbbVie, in its sole discretion, shall have the right to exercise its Option with respect to each Collaboration Program on a Collaboration Program-by-Collaboration Program basis as set forth in Section 5.1.1.

5.2 License Grants to AbbVie.

5.2.1 Upon the Effective Date, Licensor (on behalf of itself and its Affiliates) hereby grants to AbbVie a non-exclusive, royalty-free license, with the right to grant sublicenses in accordance with Section 5.4, under the Licensor Background Patents, the Licensor Background Know-How, Licensor Program Patents, Licensor Program Know-How, and Licensor’s interests in the Joint Program Patents and the Joint Program Know-How, to Develop and Manufacture the Licensed Antibodies or Licensed Products solely for purposes of performing its obligations as set forth in, and subject to, each applicable Development Plan and Budget.

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5.2.2 Upon the Option Exercise Date with respect to a given Collaboration Program, Licensor (on behalf of itself and its Affiliates) hereby grants to AbbVie, with respect to such Collaboration Program:

(a) an exclusive (including with regard to Licensor and its Affiliates) license (or sublicense), with the right to grant sublicenses in accordance with Section 5.4, under the Licensor Background Patents, the Licensor Background Know-How, Licensor Program Patents, Licensor Program Know-How, and Licensor’s interests in the Joint Program Patents and the Joint Program Know-How, to Exploit Licensed Antibodies and Licensed Products in the Field in the Territory;

(b) an exclusive (including with regard to Licensor and its Affiliates) license and right of reference, with the right to grant sublicenses and further rights of reference in accordance with Section 5.4, under the Regulatory Approvals and any other Regulatory Documentation that Licensor or its Affiliates may Control with respect to the Licensed Antibodies or Licensed Products as necessary for purposes of Exploiting the Licensed Antibody and Licensed Products in the Field in the Territory; and

(c) subject to Section 7.1.6, a non-exclusive license, with the right to grant sublicenses in accordance with Section 5.4, to use Licensor’s Corporate Names solely as required by Applicable Law to Exploit the Licensed Antibodies or Licensed Products in the Field in the Territory and for no other purpose.

5.2.3 The grants set forth in Section 5.2.2 will automatically come into full force and effect on the Option Exercise Date for such Collaboration Program without any further action required by either Party under this Agreement.

5.3 Grants to Licensor. Upon the Effective Date, AbbVie grants to Licensor a non-exclusive, royalty-free license, without the right to grant sublicenses, under the AbbVie Program Patents, AbbVie Program Know-How, and AbbVie’s interests in the Joint Program Patents and the Joint Program Know-How, to Develop and Manufacture the Licensed Antibodies or Licensed Products solely for purposes of performing its obligations as set forth in, and subject to, each applicable Development Plan and Budget.

5.4 Sublicenses. AbbVie shall have the right to grant sublicenses (or further rights of reference), through multiple tiers of sublicensees, under the licenses and rights of reference granted in Section 5.2, to its Affiliates and other Persons; provided that any such sublicenses shall be consistent with the terms and conditions of this Agreement. [***].

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5.5 Distributorships. AbbVie shall have the right, in its sole discretion, to appoint its Affiliates, and except as provided in Section 5.4 above with respect to Sublicensees in Major Markets, AbbVie and its Affiliates shall have the right, in their sole discretion, to appoint any other Persons, in the Territory or in any country or other jurisdiction of the Territory, to distribute, market, and sell the Licensed Products (with or without packaging rights), in circumstances where the Person purchases its requirements of Licensed Products from AbbVie or its Affiliates. Where AbbVie or its Affiliates appoints such a Person and such Person is not an Affiliate of AbbVie, that Person shall be a “Distributor” for purposes of this Agreement. The term “packaging rights” in this Section 5.5 means the right for the Distributor to package Licensed Products supplied in unpackaged bulk form into individual ready-for-sale packs.

5.6 Co-Promotion Rights. For purposes of clarity, AbbVie and its Affiliates shall have the right, in their sole discretion, to co-promote the Licensed Products with any other Person(s), or to appoint one (1) or more Third Parties to promote the Licensed Products without AbbVie in all or any part of the Territory.

5.7 Third Party Intellectual Property. With respect to any Third Party Information, inventions or Patents that are in-licensed or otherwise acquired by Licensor and fall within the definition of Licensor Background Know-How or Licensor Background Patents, including any Information, inventions or Patents that were in-licensed pursuant to an In-License Agreement (collectively, “Third Party Technology”), the following shall apply:

5.7.1 In the case of Third Party Technology in-licensed by Licensor pursuant to an Existing In-License Agreement, (a) Licensor shall be solely responsible for any milestone payments, royalties or other amounts that become owing to such Third Party at any time prior to the Option Exercise Date for the Collaboration Program for which such Existing In-License Agreement applies and (b) commencing on the Option Exercise Date for the Collaboration

Program for which such Existing In-License Agreement applies, Licensor shall be (i) initially responsible for any royalties that become owing to such Third Party solely by reason of AbbVie’s Commercialization of Licensed Products that use such Third Party Technology, and (ii) solely responsible for any milestone payments or other non-royalty payments owing to such Third Party by reason of AbbVie’s Development or Commercialization of Licensed Products that use such Third Party Technology. [***].

5.7.2 Licensor may [***].

5.7.3 To the extent that any such payments made by Licensor under an agreement to acquire Third Party Technology are not specifically attributable to the Exploitation of a Licensed Antibody or Licensed Product, but are attributable to the acquisition of rights to both (a) Third Party Technology used for the Licensed Product or Licensed Antibody and (b) Third Party Technology or other technology used for other antibodies, compounds or products, that portion of such amounts attributable to the Exploitation of a Licensed Antibody or Licensed Products shall be included in Development Costs or Allowable Expenses or reimbursed to Licensor by AbbVie and [***] may be deducted from royalties under Section 6.5.4(b) or [***] may be deducted from Net Sales pursuant to Section 1.209 for purposes of calculating ROW Profit, as applicable.

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5.7.4 For clarity, regardless of whether Licensor has provided AbbVie with an option to do so pursuant to Section 5.7.2, AbbVie or its Affiliates may choose to enter into license agreements with Third Parties as necessary or useful for AbbVie and its Affiliates, and its and their Sublicensees to Develop, Manufacture, and Commercialize Licensed Antibody and Licensed Products.

5.8 Retention of Rights.

5.8.1 Notwithstanding the exclusive licenses granted to AbbVie pursuant to Section 5.2, Licensor retains the right to practice under the Licensor Background Patents, the Licensor Background Know-How, the Licensor Program Patents, the Licensor Program Know-How, Licensor’s interests in the Joint Program Patents and the Joint Program Know-How, Regulatory Approvals and any other Regulatory Documentation (a) to perform (and to sublicense Third Parties to perform as permitted hereunder) its obligations under this Agreement (including Development and the manufacture and supply of Licensed Antibody and Licensed Product to AbbVie, as applicable) and (b) to perform Additional Licensor Development Activities pursuant to Section 3.3. Except as expressly provided herein, Licensor grants no other right or license, including any rights or licenses to the Licensor Background Patents, the Licensor Program Patents, the Licensor Background Know-How, the Licensor Program Know-How, the Regulatory Documentation, the Licensor Corporate Names, or any other Patent or intellectual property rights not otherwise expressly granted herein.

5.8.2 Except as expressly provided herein, AbbVie grants no other right or license, including any rights or licenses to the AbbVie Background Patents, the AbbVie Program Patents, the AbbVie Background Know-How, the AbbVie Program Know-How, the Regulatory Documentation, or any other Patent or intellectual property rights not otherwise expressly granted herein. Unless Licensor incorporates a New Technology into a Licensed Antibody or Licensed Product or the Parties otherwise agree, the license granted under Section 5.2 to Licensor Background Patents and Licensor Background Know-How shall not be deemed to include a license to Exploit such New Technology.

5.9 Confirmatory Patent License. Licensor shall if requested to do so by AbbVie immediately enter into confirmatory license agreements in the form or substantially the form reasonably requested by AbbVie for purposes of recording the licenses granted under this Agreement with such patent offices in the Territory as AbbVie considers appropriate. Until the execution of any such confirmatory licenses, so far as may be legally possible, Licensor and AbbVie shall have the same rights in respect of the Licensor Background Patents and Licensor Program Patents and be under the same obligations to each other in all respects as if the said confirmatory licenses had been executed.

5.10 Exclusivity.

5.10.1 Licensor Covenant.

(a) During the Term, except under a Collaboration Program, Licensor shall not, and shall cause its Affiliates not to (i) directly or indirectly, develop, commercialize or manufacture any Antibody, either alone or in combination with any other therapeutically active ingredients (or any product incorporating such Antibody) specifically binding to Trem2 or CD33 and a principal therapeutic mechanism of action of which is mediated as a result of such binding (a “Licensor Competing Product”), or (ii) license, authorize, appoint, or otherwise enable any Third Party to perform any of the activities under clause (i). For clarity, Licensor shall be permitted to perform Additional Licensor Development Activities in accordance with the provisions of Section 3.3 and the other terms of this Agreement (including AbbVie’s Opt In rights), and if AbbVie elects not to exercise its AbbVie Opt In with respect to the applicable Licensed Antibody authorized under Section 3.3.2, Licensor shall be permitted to commercialize such Licensed Antibody for such Additional Indication that has received Regulatory Approval, subject to the terms of the agreement negotiated between the Parties pursuant to Section 3.3.1.

(b) Notwithstanding the provisions of Section 5.10.1(a), if, during the Term, Licensor undergoes a Change in Control and the acquirer is either then commercializing a Licensor Competing Product in the Field, or has in Development any Licensor Competing Product in the Field, such Change in Control, and the commercialization (or development and subsequent commercialization, if such Licensor Competing Product obtains Regulatory Approval) of such Licensor Competing Product in the Field by such acquirer or any of its Affiliates (and other activities permitted under Section 13.2 below), shall not constitute a breach of Section 5.10.1(a); provided, that, such acquirer Segregates the Competing Product.

5.10.2 AbbVie Covenant.

(a) During the Term, except under a Collaboration Program, AbbVie shall not, and shall cause its Affiliates not to [***]. For clarity, AbbVie may (and may authorize, appoint, or otherwise enable any Third Party to) develop, commercialize or manufacture any Antibody [***].

(b) Notwithstanding the provisions of Section 5.10.2(a), if, during the Term, (i) AbbVie or any of its Affiliates acquires rights to an AbbVie Competing Product through an Acquisition, such Acquisition, and the commercialization of such AbbVie Competing Product in the Field thereafter, shall not constitute a breach of Section 5.10.2(a) if AbbVie or such Affiliate, as applicable, (x) Divests such Competing Product [***] and (y) prior to such Divestiture, Segregates such AbbVie Competing Product; or (ii) AbbVie undergoes a Change in Control and the relevant acquirer is either then commercializing an AbbVie Competing Product in the Field, or has in Development any AbbVie Competing Product in the Field, such Change in Control, and the commercialization (or development and subsequent commercialization, if such AbbVie Competing Product obtains Regulatory Approval) of such AbbVie Competing Product in the Field by such relevant acquirer or any of its Affiliates, shall not constitute a breach of Section 5.10.2(a); provided that such acquirer Segregates the AbbVie Competing Product.

ARTICLE 6.

PAYMENTS AND RECORDS

6.1 Upfront Payment. AbbVie shall pay Licensor an upfront amount equal to Two Hundred Five Million Dollars ($205,000,000), Five Million Dollars ($5,000,000) of which shall be due no later than thirty (30) days following the Execution Date, with the remaining Two Hundred Million Dollars ($200,000,000) due on January 5, 2018. Such payment shall be noncreditable against any other payments due hereunder.

6.2 Development Milestones. In partial consideration of the rights granted by Licensor to AbbVie hereunder and subject to the terms and conditions set forth in this Agreement, AbbVie shall pay to Licensor a milestone payment [***] after the achievement of each of the following milestones for the first Licensed Product for each Collaboration Program, on a Collaboration Program by Collaboration Program basis, calculated as follows:

6.2.1 upon [***]; and

6.2.2 upon [***], as follows:

(i) [***];

(ii) [***]; and

(iii) [***].

(iv) For clarity:

(A) The Licensed Product [***]; provided that once a milestone payment has been paid for [***] no subsequent milestone payments shall be required after [***].

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(B) For purposes of this Section 6.2, any [***], but once a milestone payment is made under this Section 6.2.2 for [***], no further milestone shall be due under this Section if [***]; and

(C) The total amount payable under this Section 6.2.2 with respect to a Collaboration Program shall not exceed [***].

6.2.3 Upon [***], AbbVie shall pay to Licensor a milestone payment in the amount of [***].

6.2.4 Upon [***], AbbVie shall pay to Licensor a milestone payment in the amount of [***].

6.2.5 Each milestone payment in Section 6.2.1, 6.2.2, 6.2.3, and 6.2.4 shall be payable only upon the first achievement of such milestone with respect to a Collaboration Program and no amounts shall be due for subsequent or repeated achievements of such milestone with respect to such Collaboration Program, whether for the same or a different Licensed Antibody or Licensed Product. The maximum aggregate amount payable by AbbVie pursuant to Section 6.2.1 [***], the maximum aggregate amounts payable pursuant to Section 6.2.2 [***], and the maximum aggregate amounts payable pursuant to Sections 6.2.3, and 6.2.4 [***].

6.3 Profit and Loss.

6.3.1 Licensor Commercialization Opt Out. If Licensor has not already exercised a Development Opt Out for the applicable Collaboration Program, Licensor, may, upon [***] advance written notice to AbbVie, opt out of sharing US Net Losses for one or both Collaboration Programs, as applicable (a “Licensor Commercialization Opt Out”), in which case, thereafter (i) Licensor shall not be obligated to share in US Net Losses (or reimburse Country-Specific Development Costs) or be entitled to receive ROW Profit or US Net Profits in connection with the applicable Collaboration Program(s) or AbbVie Opt In Product(s) pursuant to Section 6.3.2, as applicable, and shall, instead receive royalties pursuant to Section 6.5 with respect to such Collaboration Program(s) or AbbVie Opt In Product, respectively, (ii) AbbVie shall provide reports pursuant to Section 6.6, but shall not be required to provide any reports pursuant to Section 6.4 in connection with such Collaboration Program (s) or AbbVie Opt In Product(s), as applicable, and (iii) the JCC shall no longer have any responsibilities with respect to such Collaboration Program (s) or AbbVie Opt In Product(s), as applicable. For clarity, it is understood that Licensor may exercise the Licensor Commercialization Opt Out at different times for each Collaboration Program or AbbVie Opt In Product, but once exercised with respect to a given Licensed Collaboration Program or AbbVie Opt In Product, such Licensor Commercialization Opt Out shall be irrevocable. If at any time, Licensor materially defaults with respect to the payment of its share of US Net Losses or Country-Specific Development Costs with respect to one or more Licensed Products and does not correct such material default

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[***]; AbbVie may, in its sole discretion, deem such material default to be a Licensor exercise of its Licensor Commercialization Opt Out with respect to the applicable Collaboration Program(s) that are the subject of such default and thereafter, Section 6.5 shall apply as of the deemed date in lieu of Sections 6.3, provided that if [***] Licensor disputes such alleged material default, then the process set out in Section 12.2 for disputed breaches shall apply mutatis mutandis and AbbVie shall not have a right to deem Licensor to have exercised the Licensor Commercialization Opt Out with respect to the applicable Collaboration Program(s) unless and until an Adverse Ruling has been obtained pursuant to Section 13.7 and Licensor thereafter fails to cure such default [***]. For clarity, any payments determined to be due and owing to AbbVie shall promptly be paid by Licensor to AbbVie with interest accruing from the date payment should have been made until actually received by AbbVie in accordance with the provisions of Section 6.11.

6.3.2 Profit and Loss Sharing. If AbbVie has exercised its Option with respect to a given Collaboration Program or AbbVie has exercised the AbbVie Opt In with respect to an AbbVie Opt In Product and, in either case, Licensor has not exercised its Licensor Opt Out with respect to such Collaboration Program(s)or AbbVie Opt In Product, as applicable, the terms and conditions of this Section 6.3.2 and Section 6.4 shall govern each Party’s rights and obligations with respect to US Net Profits, US Net Losses and ROW Profit relating to the Licensed Products for such Collaboration Program or AbbVie Opt In Product, as applicable. For clarity, if AbbVie has exercised its Option with respect to a given Collaboration Program or AbbVie has exercised the AbbVie Opt In for a particular AbbVie Opt In Product, and Licensor has exercised its Opt Out with respect thereto, Section 6.5 shall apply in lieu of this Section 6.3.2 and Section 3.7.1(c) above with respect to such Collaboration Program or AbbVie Opt In Product, as applicable.

(a) United States. Subject to Section 6.4, (i) Licensor shall receive fifty percent (50%) of all US Net Profits, and bear fifty percent (50%) of all US Net Losses, as applicable, attributable to Licensed Products for the United States, and (ii) AbbVie shall receive fifty percent (50%) of all US Net Profits, and bear fifty percent (50%) of all US Net Losses, as applicable, attributable to Licensed Products for the United States.

(b) Rest of World. Subject to Section 6.4, (i) AbbVie shall receive [***] of ROW Profit for each Collaboration Program until the aggregate Row Profit received by AbbVie reaches [***] (the “ROW Profit Threshold”) for such Collaboration Program; and (ii) thereafter Licensor shall receive [***] of ROW Profit attributable to Licensed Products for such Collaboration Program, and AbbVie shall retain [***] of ROW Profit attributable to Commercialization of Licensed Products. For clarity it is understood that the amount of the ROW Profit Threshold is based on the anticipated losses to be incurred by AbbVie in launching the first Licensed Product for the applicable Collaboration Program in all of the non-US Major Markets, and that such launches will be made [***], the same will be determined pursuant to Section 13.7.4 below.

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6.4 Calculation and Payment of US Net Profit, US Net Loss or ROW Profit Share.

6.4.1 United States Reports and Payments. If AbbVie has exercised its Option with respect to a given Collaboration Program or AbbVie has exercised the AbbVie Opt In with respect to an AbbVie Opt In Product and, in either case, Licensor has not exercised a Licensor Opt Out with respect to the applicable Collaboration Program or AbbVie Opt In Product, as applicable, [***] after the end of each Calendar Quarter following such exercise, AbbVie shall report to Licensor the Net Sales and Other Income, and each Party shall report to the other the Allowable Expenses incurred by such Party and its Affiliates for each such Licensed Product or AbbVie Opt In Product, as applicable, during such Calendar Quarter in the United States; provided that in case of the first Calendar Quarter for which such report is due, AbbVie shall additionally report all Allowable Expenses incurred after the applicable Option Exercise Date and prior to such Calendar Quarter with respect to such Licensed. Within [***] after the end of each Calendar Quarter (or for the last Calendar Quarter in a Calendar Year, [***] after the end of such Calendar Quarter), AbbVie shall provide Licensor a written report setting forth in reasonable detail the calculation of US Net Profit or US Net Loss in the United States for such applicable Calendar Quarter, amounts owed by Licensor to AbbVie or by AbbVie to Licensor, as the case may be, as necessary to accomplish the sharing of the US Net Profit or US Net Loss in the United States as set forth in Section 6.3.2(a) for the applicable Calendar Quarter. If there is a US Net Profit for such Calendar Quarter, then AbbVie shall pay to Licensor an amount equal to fifty percent (50%) of US Net Profits for such Calendar Quarter, or if there is a US Net Loss for such Calendar Quarter, then Licensor shall reimburse AbbVie an amount necessary to achieve a fifty percent (50%) sharing of the US Net Losses for such Calendar Quarter. Payments to reconcile US Net Profit or US Net Loss in the United States shall be paid within [***] after such report is provided to Licensor.

6.4.2 ROW Reports and Payments. If AbbVie has exercised its Option with respect to a given Collaboration Program or AbbVie has exercised the AbbVie Opt In with respect to an AbbVie Opt In Product and, in either case, Licensor has not exercised a Licensor Opt Out with respect to the applicable Collaboration Program or AbbVie Opt In Product, as applicable, AbbVie shall report to Licensor, within [***] after the end of each Calendar Quarter following such exercise, with regard to Net Sales and with regard to Country-Specific Development Costs, Manufacturing Cost incurred, and Other Income received, by AbbVie and its Affiliates for each such Licensed Product or AbbVie Opt In Product, as applicable during such Calendar Quarter in the ROW. Within [***] after the end of each Calendar Quarter (or for the last Calendar Quarter in a Calendar Year, [***] after the end of such Calendar Quarter), AbbVie shall provide Licensor a written report setting forth in reasonable detail the calculation

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of the ROW Profit for such applicable Calendar Quarter and, after the ROW Profit Threshold has been reached, any amounts owed by AbbVie to Licensor that are necessary to accomplish the sharing ROW Profit as set forth in Section 6.3.2(b) for the applicable Calendar Quarter. After the ROW Profit Threshold has been reached, payments to reconcile ROW Profit shall be paid within [***] after such report is provided to Licensor. If the ROW Profit with respect to a given Licensed Product (including any Opt In Product) within such Collaboration Program is negative in any Calendar Quarter (or portion thereof) beginning after the ROW Profit Threshold has been reached for such Collaboration Program, AbbVie shall carry forward and include such negative amount in the calculation of ROW Profit for such Licensed Product in future Calendar Quarters.

6.4.3 Last Calendar Quarter. No separate payment shall be made for the last Calendar Quarter in any Calendar Year. Instead, at the end of each such Calendar Year, a final reconciliation shall be conducted by comparing the share of ROW Profit, US Net Profit or US Net Loss, as applicable, to which a Party is otherwise entitled for such Calendar Year pursuant to Sections 6.3.2 and 6.4 against the sum of all amounts (if any) previously paid or retained by such Party for prior Calendar Quarters during such Calendar Year, and the Parties shall make reconciling payments to one another no later than [***] after the end of such Calendar Quarter, if and as necessary to ensure that each Party receives for such Calendar Year its share of ROW Profit or US Net Profits and bears its share of US Net Losses in accordance with Section 6.3.2.

6.4.4 FTE Records and Calculations. Each Party shall record and account for its FTE effort with respect to each Licensed Antibody or Licensed Product to the extent that such FTE efforts are included in Manufacturing Costs, Development Costs or Allowable Expenses that are, or may in the future be, shared under this Agreement, and shall report such FTE effort to the JDC or the JCC, as applicable, if requested (such request not to be more than on a quarterly basis). Each Party shall calculate and maintain records of FTE effort incurred by it in the same manner as used for other products developed or commercialized by such Party, and in any case in a fair and reasonable manner. Neither Party shall be required to record the actual FTE hours worked (i.e., FTEs may be recorded on a percentage of time basis) and all FTE expenses shall be charged at the applicable FTE Rate; provided, that Out-of-Pocket Costs will be charged based on actual expenses incurred. Each Party’s FTE Rates for the applicable functional area shall be set forth in Schedule 6.4.4. Either Party can request an adjustment to the FTE Rate by providing written notice to the other Party if it believes the then-current FTE Rate no longer reflects the actual fully absorbed costs of a full-time employee in the functional area of the Party to which such FTE Rate applies (provided that such request may not be made more than once in any [***] period). If, following such a request, the Parties agree in writing on the new FTE Rate, Schedule 6.4.4 shall be revised to reflect such agreement. If, within [***] of such a request, the Parties are unable to agree in writing on the new FTE Rate, the new FTE Rate will be determined through dispute resolution under Section 13.7.4 and be effective retroactively as of the date of such request.

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6.4.5 Methodology of Allocations for Allowable Expenses. Prior to Regulatory Approval for the applicable Licensed Product or as reasonably requested thereafter (but no more than once annually), AbbVie shall provide Licensor with its methodologies for allocations of Allowable Expenses between the United States and the ROW and between Licensed Products and other products. If Licensor disagrees with such methodologies, the Parties shall hold good faith discussions for a period of at least [***] in an attempt to reach a mutually agreeable resolution. If the Parties are unable to agree, then, Licensor shall be permitted to challenge such allocations on the basis that such allocations are inconsistent with the terms and conditions of this Agreement through dispute resolution under Section 13.7.4.

6.5 Royalties. If AbbVie has exercised its Option with respect to a given Collaboration Program or AbbVie has exercised the AbbVie Opt In with respect to an AbbVie Opt In Product and, in either case Licensor has exercised a Licensor Opt Out with respect to such Collaboration Program or AbbVie Opt In Product, as applicable, the terms and conditions of this Section 6.5 shall apply with respect to Licensed Products within such Collaboration Program or AbbVie Opt In Product, respectively, beginning as of the applicable Licensor Opt Out Date in lieu of Sections 6.3.2 and 6.4.

6.5.1 Royalty Rates. As further consideration for the rights granted to AbbVie hereunder, subject to Sections 6.5.2 and 6.5.4 below, commencing upon the First Commercial Sale of a Licensed Product in the Territory, on a Licensed Product-by-Licensed Product basis, AbbVie shall pay to Licensor a royalty on Net Sales of each Licensed Product in the Territory (during the Royalty Term for such Licensed Product in such country or other jurisdiction) during each Calendar Year equal to [***].

6.5.2 Adjustment Based on Development Costs Paid by Licensor.

(a) Adjusted Royalty Rate. If Licensor exercises a Licensor Opt Out with respect to a Collaboration Program after it has shared a portion of Development Costs of Post Exercise Development Activities under Section 3.7.1(b) above, the royalty rate under Section 6.5.1 shall be increased with respect to such Collaboration Program by that number of percentage points equal to [***]. For such purposes, “Program Costs” means the amount of Core Development Costs (including Excess Costs) incurred prior to the first Regulatory Approval (or the amount later recalculated as set forth below) within the applicable Collaboration Program. The Base Royalty, as increased by this Section 6.5.2(a) is referred to as the “Adjusted Royalty Rate”, and the increase in the Adjusted Royalty Rate under this Section 6.5.2(a) over the Base Royalty Rate is referred to as the “Incremental Royalty.” For purposes of calculating the Incremental Royalty, [***]. The Adjusted Royalty Rate for a Collaboration Program is subject to further adjustment under Sections 6.5.2(b) and 6.5.2(c) below.

(b) Second Generation Products; Additional Indications. If, after Licensor exercises a Licensor Opt Out for a Collaboration Program and Regulatory Approval is obtained for a Licensed Product within such Collaboration Program, AbbVie desires to pursue Regulatory Approval for one or more additional Licensed Products (each such additional Licensed Product, a “Second Generation Product”), or for one or more Additional Indications for a Licensed Product within such Collaboration Program, the following shall apply:

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(i) Notice of Approval. Within [***] after AbbVie’s receipt of the first Regulatory Approval for such Second Generation Product or for such Additional Indication in the first Major Market, AbbVie shall provide Licensor with written notice of the receipt of such Regulatory Approval, together with a statement of the Core Development Costs incurred by AbbVie in Developing such Second Generation Product or such Additional Indication as of the date of such notice (such notice and statement of Development Costs, a “Notice of Approval,” and such Core Development Costs, the “Additional Development Costs” ).

(ii) Licensor Continued Funding. [***], Licensor may, at its election, notify AbbVie that Licensor will reimburse AbbVie for [***] of Licensor’s Proportionate Share of the Additional Development Costs so reflected in the Notice of Approval as may be recalculated pursuant to the last sentence of Section 3.7.1(e)(i) (such notice, a “Licensor Continued Funding Notice”). If Licensor provides such Licensor Continued Funding Notice [***], then (A) Section 3.7.1(e) shall apply with respect to the Additional Development Costs reflected in such Notice of Approval and (B) the Adjusted Royalty Rate for the applicable Collaboration Program shall continue to apply to such Second Generation Product or Additional Indication for the applicable Licensed Product, as the case may be; provided that if Licensor did not provide a Licensor Continued Funding Notice for any prior Additional Indication for such Licensed Product pursuant to Section 6.5.2(b)(iii)(B) below or all future Indications were determined to be Excluded Indications due to an uncured breach as set forth in Section 3.7.1(e)(ii), then Licensor shall not have the right to provide a Licensor Continued Funding Notice for any subsequent Additional Indication for such Licensed Product, and all such further Additional Indications shall be deemed Excluded Indications.

(iii) Licensor Election Not to Continue Funding an Additional Indication. If Licensor does not provide to AbbVie a Licensor Continued Funding Notice in accordance with Section 6.5.2(b)(ii) above with respect to a given Notice of Approval, then the following shall apply:

(A) Second Generation Products. If the Notice of Approval pertained to the first Regulatory Approval for a Second Generation Product, then the Adjusted Royalty Rate under Section 6.5.2(a) for the applicable Collaboration Program shall not apply to such Second Generation Product, and only the Base Royalty specified in Section 6.5.1(a) shall apply with respect to Net Sales of such Second Generation Product (for any and all Indications of such Second Generation Product). For clarity, if Licensor declines or fails to provide a Licensor Continued Funding Notice to AbbVie in accordance with Section 6.5.2(b)(ii) above with respect to the Notice of Approval for the first Regulatory Approval of a Second Generation Product, AbbVie shall thereafter not be obligated to provide Licensor with any further Notices of Approval with respect to Additional Indications of such Second Generation Product, and the Base Royalty shall apply to all Net Sales of such Second Generation Product for all Indications.

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(B) Excluded Indications. If the Notice of Approval pertained to the first Regulatory Approval for the applicable Additional Indication for a Licensed Product, then the Adjusted Royalty Rate under Sections 6.5.1(b) for the applicable Collaboration Program shall not apply to Net Sales of such Licensed Product for such Additional Indication (the “Excluded Indication”), and instead the Base Royalty specified in Section 6.5.1(a) shall apply with respect to Net Sales of such Licensed Product for such Excluded Indication (but the Adjusted Royalty Rate shall otherwise continue to apply to Net Sales of such Licensed Product for Indications other than the Excluded Indication). In such event, AbbVie shall use Commercially Reasonable Efforts to distinguish between Net Sales for Excluded Indications and the other Indication. If the Net Sales cannot be distinguished or Licensor disagrees with AbbVie’s methodology for distinguishing, the Parties shall mutually agree on the method of allocating Net Sales of such Licensed Product between the Excluded Indication(s) for such Licensed Product and the other Indications for such Licensed Product, and if the Parties are unable to agree, then upon request by either Party such methodology shall be determined pursuant to Section 13.7.4 below. If thereafter a Party believes the method of allocating Net Sales no longer reflects an accurate estimate of the Net Sales of such Licensed Product for the Excluded Indication, it may request (no more than once in any [***] period), that the methodology be adjusted, and if the Parties are unable to agree on an adjustment, the same shall similarly be determined in accordance with Section 13.7.4. In any case, if the methodology so determined requires that a Third Party (such as IMS or similar data provider) be engaged to estimate sales of the Licensed Product for the Excluded Indications, then AbbVie will initially bear the costs of obtaining such Third Party estimate, and shall be entitled to deduct from the Incremental Royalty due on Net Sales of such Licensed Product for such Excluded Indication [***] of the Out-of-Pocket Costs paid to such Third Party for such estimate. For clarity, in the case of Second Generation Products, this Section 6.5.2(b)(iii)(B) shall apply only if Regulatory Approval is obtained for an Additional Indication subsequent to the first Regulatory Approval of such Second Generation Product.

(c) Adjustment Based on COGS. Notwithstanding Sections 6.5.1 and 6.5.2(a) and (b) above, if (i) the Manufacturing Costs of the units of a particular Licensed Product for which Net Sales were received in a Calendar Quarter, expressed as a percentage of such Net Sales [***], and (ii) such Manufacturing Costs plus the Adjusted Royalty Rate applicable to such Net Sales (“COGS + Royalty”), [***], then [***]. For clarity, (A) the adjustment in this clause (c) shall be determined on a global basis using aggregate global Net Sales and aggregate Manufacturing Costs of the applicable Licensed Product in the applicable Calendar Quarter and (B) if no adjustments under Sections 6.5.2(a) and (b) are applicable, the adjustments under this clause (c) will apply to the Base Royalty Rate.

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6.5.3 Royalty Term. AbbVie shall have no obligation to pay any royalties under this Section 6.5 with respect to Net Sales of any Licensed Product in any country or other jurisdiction after the Royalty Term for such Licensed Product in such country or other jurisdiction has expired.

6.5.4 Reductions. Notwithstanding the foregoing:

(a) [***];

(b) [***];

(c) in the event that a court or a governmental agency of competent jurisdiction requires AbbVie or any of its Affiliates or Sublicensees to grant a compulsory license to a Third Party permitting such Third Party to make and sell a Licensed Product in a country or other jurisdiction in the Territory, sales of such Licensed Product by such Third Party in such country pursuant to such compulsory license shall [***];

(d) For clarity, the reductions in Sections 6.5.2(c), and 6.5.4(b) above shall [***].

(e) AbbVie shall similarly have the right to deduct from Net Sales of the applicable Licensed Product in the applicable country those costs that would have been includable as Allowable Expenses in accordance with Sections 7.2.1, 7.2.2, 7.4 and 7.5.5 if Section 6.3.2 had applied, for purposes of calculating the royalty owing with respect to such Licensed Product in such country.

6.6 Payments and Reports.

6.6.1 Royalties. AbbVie shall calculate all amounts payable to Licensor pursuant to Section 6.5 at the end of each Calendar Quarter, which amounts shall be converted to Dollars, in accordance with Section 6.7. AbbVie shall pay to Licensor the royalty amounts due with respect to a given Calendar Quarter within [***] after the end of such Calendar Quarter. Each payment of royalties due to Licensor shall be accompanied by a statement of the amount of Net Sales of each Licensed Product in each country or other jurisdiction the Territory during the applicable Calendar Quarter (including such amounts expressed in local currency and as converted to Dollars) and a calculation of the amount of royalty payment due on such Net Sales for such Calendar Quarter.

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6.6.2 Compliance with Public Reporting Obligations. In the event Licensor becomes a public reporting company in the United States pursuant to an effective registration statement under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (or corresponding Applicable Law of another country), AbbVie shall use Commercially Reasonable Efforts to provide Licensor with such information regarding Development Costs, Allowable Expenses, Net Sales, Other Income, Net Profit, Net Loss and ROW Profit, in such timeframes, as are reasonably sufficient for Licensor to prepare its financial statements as required under Applicable Law. These timelines shall be in addition to the reporting timelines otherwise specified in this Agreement, and shall not be deemed to affect the times specified for cash payments hereunder.

6.7 Mode of Payment; Offsets. All payments to either Party under this Agreement shall be made by deposit of Dollars in the requisite amount to such bank account as the receiving Party may from time to time designate by notice to the paying Party. For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Agreement (including the calculation of Net Sales expressed in currencies other than Dollars), a Party shall convert any amount expressed in a foreign currency into Dollar equivalents using its, its Affiliate’s or Sublicensee’s standard conversion methodology consistent with its Accounting Standards. Each Party shall have the right to offset any payment that is owed by the other Party but not paid against any payments owed by such Party, if any, under this Agreement.

6.8 Accounting Procedures. For purposes of determining Development Costs and Allowable Expenses, any expense allocated by either Party to a particular expense category of Development Costs or Allowable Expenses shall not also be allocated to another category under Development Costs or Allowable Expenses. Subject to Sections 1.30 and 1.74 above, each Party shall determine Development Costs and Allowable Expenses using its standard accounting procedures (which must be in accordance with Accounting Standards) consistently applied, to the maximum extent practicable as if the Licensed Antibody or Licensed Product were a solely-owned product of the Party. Each Party shall have the right to audit the other Party’s records to confirm the accuracy of the other Party’s costs and reports as provided in Section 6.13. The Parties also recognize that such procedures may change from time to time to conform with Accounting Standards used by the applicable Party for public financial reporting purposes (or as otherwise reasonably agreed by the Parties) and that any such changes may affect the calculation of Development Costs, Allowable Expenses, and such other expenses. Where the change is or would be material to the other Party, the Party proposing to make the change shall provide the other Party with an explanation of the proposed change and an estimation of the effect of the change on the relevant cost or expense category. The Parties shall use good faith efforts to negotiate any resulting changes to this Agreement so as to preserve as closely as reasonably possible the Parties’ respective economic interests under this Agreement. Transfers between a Party and its Affiliates (or between such Affiliates) shall not have any effect for purposes of calculating Development Costs, Allowable Expenses, or other payments or expenses under this Agreement.

6.9 Withholding Taxes. Where any sum due to be paid to either Party hereunder is subject to any withholding or similar tax, the Parties shall use their commercially reasonable efforts to do all such acts and things and to sign all such documents as will enable them to take advantage of any applicable double taxation agreement or treaty. In the event there is no applicable double taxation agreement or treaty, or if an applicable double taxation agreement or treaty reduces but does not eliminate such withholding or similar tax, the payor shall remit such withholding or similar tax to the appropriate government authority, deduct the amount paid from the amount due to payee and secure and send to payee commercially reasonable evidence of the payment of such withholding or similar tax. Any such amounts deducted by the payor in respect of such withholding or similar tax shall be treated as having been paid by the payor for purposes of this Agreement, provided, if an assignment of this Agreement by the payor pursuant to Section 13.4 results in an increase in the amount of such withholding or similar tax, the payor shall pay the recipient such additional amounts as are necessary to ensure receipt by the recipient of the amount the recipient would have received had such assignment not been made; provided, however, that the payor will have no obligation to pay any additional amount under the immediately preceding clause (a) to the extent that the recipient obtains a refund of such additional amounts, (b) if the recipient has the ability to offset such withheld amounts against other tax liabilities the recipient has in the applicable jurisdiction and such amounts are actually so offset, or (c) if such increased withholding tax would not have been imposed but for (i) the assignment by the recipient pursuant to Section 13.4 of its rights under this Agreement, the assignment or transfer of any interest in the recipient, or any redomiciliation of the recipient or (ii) the failure by the recipient to comply with the requirements of this Section. In the event that the payor makes such additional payment and, in a future taxable year, the recipient is able to realize a refund of or a credit against taxes due and owing by the recipient in such future taxable year that is attributable to such additional amount, the recipient shall pay the payor an amount equal to the refund or credit that the recipient realizes in such future taxable year. The recipient shall be obligated to claim such refund or credit if available under Applicable Law. In the event that a government authority retroactively determines that a payment made by a Party to the other pursuant to this Agreement should have been subject to withholding or similar (or to additional withholding or similar) taxes, and such Party (the “Withholding Party”) remits such withholding or similar taxes to the government authority, including any interest and penalties that may be imposed thereon (together with the tax paid, the “Amount”), the Withholding Party will have the right (A) to offset the Amount against future payment obligations of the Withholding Party under this Agreement, (B) to invoice the other Party for the Amount (which shall be payable by the other Party within [***] of its receipt of such invoice) or (c) to pursue reimbursement of the Amount by any other available remedy.

6.10 Indirect Taxes. All payments are exclusive of value added taxes, sales taxes, consumption taxes and other similar taxes (the “Indirect Taxes”). If any Indirect Taxes are chargeable in respect of any payments, the paying Party shall pay such Indirect Taxes at the applicable rate in respect of such payments following receipt, where applicable, of an Indirect

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Taxes invoice in the appropriate form issued by the receiving Party in respect of those payments. The Parties shall issue invoices for all amounts payable under this Agreement consistent with Indirect Tax requirements and irrespective of whether the sums may be netted for settlement purposes. If the Indirect Taxes originally paid or otherwise borne by the paying Party are in whole or in part subsequently determined not to have been chargeable, all reasonably necessary steps will be taken by the receiving Party to receive a refund of these undue Indirect Taxes from the applicable governmental authority or other fiscal authority and any amount of undue Indirect Taxes repaid by such authority to the receiving Party will be transferred to the paying Party within [***] of receipt.

6.11 Interest on Late Payments. If any payment due to either Party under this Agreement is not paid when due, then such paying Party shall pay interest [***] such interest to run from the date on which payment of such sum became due until payment thereof in full together with such interest.

6.12 Financial Records. Each Party shall, and shall cause its Affiliates to, keep complete and accurate books and records pertaining to Development Costs and AbbVie shall, and shall cause its Affiliates and Sublicensees to, keep complete and accurate books and records pertaining to Net Sales of Licensed Products and, if Licensor has not exercised it Licensor Development Opt Out or Licensor Commercialization Opt Out, ROW Profit, US Net Profits and US Net Losses with respect to the Licensed Products (including Allowable Expenses for the United States and Manufacturing Costs for the ROW), as applicable, and Development of the Licensed Antibodies or Licensed Products, including books and records of actual expenditures with respect to the budgets set forth in each Development Plan and Budget, in sufficient detail to calculate all amounts payable hereunder and to verify compliance with its obligations under this Agreement. Such books and records shall be retained by such Party and its Affiliates until [***] or for such longer period as may be required by Applicable Law.

6.13 Audit. At the request of the other Party, each Party shall, and shall cause its Affiliates to, permit an independent public accounting firm of nationally recognized standing designated by the other Party and reasonably acceptable to the audited Party, at reasonable times during normal business hours and upon reasonable notice, to audit the books and records maintained pursuant to Section 6.12 to ensure the accuracy of all reports and payments made hereunder. Such examinations may not (a) be conducted for any Calendar Quarter more than [***] after the end of such quarter, (b) be conducted more than once in any [***] period (unless a previous audit during such [***] period revealed an underpayment with respect to such period) or (c) be repeated for any Calendar Quarter. The accounting firm shall disclose to the auditing Party only whether the reports are correct or not, and the specific details concerning any discrepancies. No other information shall be shared. Except as provided below, the cost of this audit shall be borne by the auditing Party, unless the audit reveals a variance of more than the greater of [***], in which case the audited Party shall bear the cost of the audit. Unless disputed pursuant to Section 6.14 below, if such audit concludes that (i) additional amounts were owed by the audited Party, the audited Party shall pay the additional amounts, with interest from the date originally due as provided in Section 6.11, or (ii) excess payments were made by the audited Party, the auditing Party shall reimburse such excess payments, in either case ((i) or (ii)), within [***] after the date on which such audit is completed by the auditing Party.

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6.14 Audit Dispute. In the event of a dispute with respect to any audit under Section 6.13, Licensor and AbbVie shall work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***], the dispute shall be submitted for resolution to a certified public accounting firm jointly selected by each Party’s certified public accountants or to such other Person as the Parties shall mutually agree (the “Audit Arbitrator”), or, at either Party’s election, resolved pursuant to Section 13.7. If resolved by an Audit Arbitrator, the decision of the Audit Arbitrator shall be final and the costs of such arbitration as well as the initial audit shall be borne between the Parties in such manner as the Audit Arbitrator shall determine. Not later than [***] after the decision by the Audit Arbitrator or pursuant to Section 13.7 and in accordance with such decision, the audited Party shall pay the additional amounts, with interest from the date originally due as provided in Section 6.11, or the auditing Party shall reimburse the excess payments, as applicable.

6.15 Confidentiality. The receiving Party shall treat all information subject to review under this ARTICLE 6 in accordance with the confidentiality provisions of ARTICLE 9 and the Parties shall cause the Audit Arbitrator to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement.

6.16 Diagnostic. The regulatory milestones and royalties in Sections 6.2 and 6.5 shall not apply to Development and Commercialization of Licensed Antibodies or Licensed Products for diagnostic use, or for uses solely for screening patients who have been diagnosed with a disease, state, or condition for eligibility to be treated for such disease, state, or condition with a Licensed Antibody or Licensed Product or for monitoring patients who are or have been treated with a Licensed Antibody or Licensed Product. In the event that a Licensed Antibody or Licensed Product is Developed for any such purposes, the Parties shall negotiate a downward adjustment to royalties for the sale of such Licensed Product that reflects the commercial potential of such Licensed Product and standard commercial terms in the industry for diagnostic products, as applicable. [***].

6.17 No Other Compensation. Each Party hereby agrees that the terms of this Agreement fully define all consideration, compensation and benefits, monetary or otherwise, to be paid, granted or delivered by one (1) Party to the other Party in connection with the transactions contemplated herein. Neither Party previously has paid or entered into any other commitment to pay, whether orally or in writing, any of the other Party’s employees, directly or indirectly, any consideration, compensation or benefits, monetary or otherwise, in connection with the transaction contemplated herein.

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ARTICLE 7.

INTELLECTUAL PROPERTY

7.1 Ownership of Intellectual Property.

7.1.1 Licensor Ownership. As between the Parties, Licensor shall own all right, title and interest in and to any and all [***].

7.1.2 AbbVie Ownership. As between the Parties, AbbVie or an Affiliate designated by AbbVie shall own and retain all right, title, and interest in and to any and all [***].

7.1.3 Ownership of Joint Program Patents and Joint Program Know-How. Subject to Section 3.8.2(a), as between the Parties, [***].

7.1.4 United States Law. The determination of whether Information and inventions are conceived, discovered, developed, or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with the United States patent law and other Applicable Law in the United States.

7.1.5 Assignment and Disclosure Obligation.

(a) Each Party and its Affiliates shall cause all of their employees who perform Development activities, Manufacturing activities or regulatory activities for such Party under this Agreement to be under an obligation to assign their rights in any Information and inventions resulting therefrom to such Party. For clarity, the requirements of Section 3.5.5 shall apply to each Party’s use of Third Party Providers to perform Development activities, Manufacturing activities or regulatory activities for such Party under this Agreement.

(b) Each Party shall disclose to the other Party, and shall cause its Affiliates, licensees and sublicensees or subcontractors to so disclose, any Joint Program Patents, Licensor Program Patents or AbbVie Program Patents it proposes to file reasonably in advance of filing. Each Party shall use Commercially Reasonable Efforts to disclose to the other Party any Joint Program Know-How.

7.1.6 Ownership of Corporate Names. As between the Parties, Licensor shall retain all right, title and interest in and to its Corporate Names.

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7.2 Maintenance and Prosecution of Patents.

7.2.1 Patent Prosecution and Maintenance of Licensor Background Patents and Licensor Program Patents. Licensor shall have the right, but not the obligation, through the use of internal or outside counsel reasonably acceptable to AbbVie, to prepare, file, prosecute, and maintain worldwide the [***]. Licensor shall be responsible for the cost and expense of such activities (except to the extent such costs constitute an Allowable Expense or Development Cost, as applicable, after the Option Exercise Date). Licensor shall keep AbbVie fully informed of all steps with regard to the preparation, filing, prosecution, and maintenance of such Patents, including by providing AbbVie with a copy of material communications to and from any patent authority in the Territory regarding such Patents, and by providing AbbVie drafts of any material filings or responses to be made to such patent authorities in the Territory sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for AbbVie to review and comment thereon. Licensor shall consider in good faith the requests and suggestions of AbbVie with respect to such drafts and with respect to strategies for filing and prosecuting such Patents in the Territory. Notwithstanding the foregoing, Licensor shall promptly inform AbbVie of any adversarial patent office proceeding or sua sponte filing, including a request for, or filing or declaration of, any interference, opposition, or post-grant proceeding or reexamination relating to such a Patent in the Territory. The Parties shall thereafter consult and cooperate to determine a course of action with respect to any such proceeding in the Territory and Licensor shall consider in good faith all comments, requests and suggestions provided by AbbVie. Licensor shall not initiate any such adversarial patent office proceeding relating to such a Patent in the Territory without first consulting AbbVie. In the event that Licensor decides not to prepare, file, prosecute, or maintain such a Patent in a country or other jurisdiction in the Territory, Licensor shall provide reasonable prior written notice to AbbVie of such intention (which notice shall, in any event, be given no later than [***] prior to the next deadline for any action that may be taken with respect to such [***] in such country or other jurisdiction), AbbVie shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution, and maintenance of such Patent at its expense in such country or other jurisdiction; provided, that in the event AbbVie exercises its back-up prosecution rights prior to the Option Exercise Date for the applicable Collaboration Program, [***], but AbbVie’s back-up prosecution rights under this Section 7.2.1 with respect to a Patent involved in a Collaboration Program shall cease in the event AbbVie does not exercise the Option with respect to such Collaboration Program prior to the end of the Option Period for such Collaboration Program unless such Patent is also involved in another Collaboration Program for which the Option Period has not expired. Upon AbbVie’s exercise of its back-up prosecution rights, Licensor shall reasonably cooperate with AbbVie in such country or other jurisdiction as provided under Section 7.2.4.

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7.2.2 Patent Prosecution and Maintenance of Joint Program Patents. [***]. The Party with such right shall be the “Controlling Party” and the other Party shall be the “Non-Controlling Party.” The Controlling Party shall be responsible for the cost and expense of such activities [***]. The Controlling Party shall keep the Non-Controlling Party fully informed of all steps with regard to the preparation, filing, prosecution, and maintenance of such Patents, including by providing the Non-Controlling Party with a copy of material communications to and from any patent authority in the Territory regarding such Patents, and by providing the Non-Controlling Party drafts of any material filings or responses to be made to such patent authorities in the Territory sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for the Non-Controlling Party to review and comment thereon. The Controlling Party shall consider in good faith the requests and suggestions of the Non-Controlling Party with respect to such drafts and with respect to strategies for filing and prosecuting such Patents in the Territory. Notwithstanding the foregoing, the Controlling Party shall promptly inform the Non-Controlling Party of any adversarial patent office proceeding or sua sponte filing, including a request for, or filing or declaration of, any interference, opposition, or post-grant proceeding or reexamination relating to such a Patent in the Territory. The Parties shall thereafter consult and cooperate to determine a course of action with respect to any such proceeding in the Territory and the Controlling Party shall consider in good faith all comments, requests and suggestions provided by the Non-Controlling Party. The Controlling Party shall not initiate any such adversarial patent office proceeding relating to such a Patent in the Territory without first consulting the Non-Controlling Party. In the event that the Controlling Party decides not to prepare, file, prosecute, or maintain such a Patent in a country or other jurisdiction in the Territory, the Controlling Party shall provide reasonable prior written notice to the Non-Controlling Party of such intention (which notice shall, in any event, be given no later than [***] prior to the next deadline for any action that may be taken with respect to such Joint Program Patent in such country or other jurisdiction), the Non-Controlling Party shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution, and maintenance of such Patent at its expense in such country or other jurisdiction; provided, that in the event [***], but AbbVie’s [***] with respect to a Patent involved in a Collaboration Program shall cease in the event AbbVie does not exercise the Option with respect to such Collaboration Program prior to the end of the Option Period for such Collaboration Program unless such Patent is also involved in another Collaboration Program for which the Option Period has not expired. Upon the Non-Controlling Party’s exercise of its back-up prosecution rights, the Controlling Party shall reasonably cooperate with the Non-Controlling Party in such country or other jurisdiction as provided under Section 7.2.4.

7.2.3 Patent Prosecution and Maintenance of AbbVie Background Patents and AbbVie Program Patents. AbbVie shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain the [***] worldwide, at AbbVie’s sole cost and expense. AbbVie shall keep Licensor reasonably informed with regard to the preparation, filing, prosecution, and maintenance of [***], including by providing Licensor with a copy of material communications to and from any patent authority in the Territory regarding such Patents, and by

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providing Licensor drafts of any material filings or responses to be made to such patent authorities in the Territory and promptly informing AbbVie of any adversarial patent office proceeding or sua sponte filing, including a request for, or filing or declaration of, any interference, opposition, or post-grant proceeding or reexamination relating to such a Patent in the Territory.

7.2.4 Cooperation. The Parties agree to cooperate fully in the preparation, filing, prosecution, and maintenance of the Licensor Background Patents, Licensor Program Patents, AbbVie Program Patents, and Joint Program Patents in the Territory under this Agreement. Cooperation shall include:

(a) executing all papers and instruments, or requiring its employees or contractors to execute such papers and instruments, so as to (i) effectuate the ownership of intellectual property set forth in Section 7.1; (ii) enable the other Party to apply for and to prosecute Patent applications in the Territory; and (iii) obtain and maintain any Patent extensions, supplementary protection certificates, and the like with respect to the Licensor Background Patents, Licensor Program Patents, AbbVie Program Patents, and Joint Program Patents in the Territory, in each case ((i), (ii), and (iii)) to the extent provided for in this Agreement;

(b) consistent with this Agreement, assisting in any license registration processes with applicable governmental authorities that may be available in the Territory for the protection of a Party’s interests in this Agreement; and

(c) promptly informing the other Party of any matters coming to such Party’s attention that may materially affect the preparation, filing, prosecution, or maintenance of any such Licensor Background Patents, Licensor Program Patents, AbbVie Program Patents, and Joint Program Patents worldwide in the Territory.

7.2.5 Patent Term Extension and Supplementary Protection Certificate. [***] shall be responsible for making decisions regarding patent term extensions, including supplementary protection certificates and any other extensions that are now or become available in the future, wherever applicable (each, a “Patent Term Extension”), for [***] in any country or other jurisdiction. [***] shall have the responsibility of applying for any extension or supplementary protection certificate with respect to such Patents in the Territory. [***] shall keep [***] fully informed of its efforts to obtain such extension or supplementary protection certificate. [***] shall provide prompt and reasonable assistance, as requested by [***], including by taking such action as patent holder as is required under any Applicable Law to obtain such patent extension or supplementary protection certificate. [***] shall pay all expenses in regard to obtaining the extension or supplementary protection certificate in the Territory [***]. [***] shall have the sole right with respect to patent term extensions, including supplementary protection certificates and any other extensions that are now or become available in the future, wherever applicable, for [***].

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7.2.6 Patent Listings. [***] shall have the sole right to make all patent listings of such Patents with Regulatory Authorities in the Territory. [***] shall cooperate with the [***] reasonable requests in connection therewith, including meeting any submission deadlines, to the extent required or permitted by Applicable Law.

7.2.7 European Patents. [***] shall have the sole right to decide whether a European Patent within Licensor Background Patents, Licensor Program Patents and Joint Program Patents should be validated or maintained as a Unitary Patent, whether and when such European Patent should be opted out of or opted in to the jurisdiction of the Unified Patent Court (UPC) (including withdrawal of an opt-out), as well as any other issues concerning the jurisdiction of the UPC in connection with Joint Program Patents. [***]

7.3 Enforcement of Patents.

7.3.1 Enforcement of Licensor Background Patents, Licensor Program Patents, and Joint Program Patents. Each Party shall promptly notify the other Party in writing of any alleged, threatened or actual infringement of the Licensor Background Patents, Licensor Program Patents, or Joint Program Patents by a Third Party in the Territory of which such Party becomes aware (including alleged, threatened or actual infringement based on the development, commercialization, or an application to market a product containing a Licensed Antibody or any Licensed Product or a Biosimilar Product in the Territory (the “Product Infringement”)). AbbVie shall have the first right, but not the obligation, to prosecute any Product Infringement in the Territory (the “Prosecuted Infringements”) at its sole expense (except to the extent any such expense constitutes an Allowable Expense) and to control the prosecution of such claim, suit or proceeding. In the event AbbVie prosecutes any Product Infringement, Licensor shall have the right to join as a party to such claim, suit, or proceeding in the Territory and participate with its own counsel at its own expense; provided that AbbVie shall retain control of the prosecution of such claim, suit, or proceeding. During any such claim, suit, or proceeding, AbbVie shall: (a) provide Licensor with drafts of all official papers and statements (whether written or oral) prior to their submission in such claim, suit, or proceeding, in sufficient time to allow Licensor to review, consider and substantively comment thereon; (b) reasonably consider taking action to incorporate Licensor’s comments on all such official papers and statements; (c) allow Licensor the opportunity to participate in the preparation of witnesses and other participants in such claim, suit, or proceeding; and (d) not settle any such claim, suit, or proceeding except in a manner that it believes in good faith is in the best interests of the Licensed Antibodies or Licensed Products. If AbbVie does not take commercially reasonable steps to prosecute a Product Infringement (i) within [***] following the first notice provided above with respect to the Product Infringement, or (ii) provided such date occurs after the first such notice of the Product Infringement is provided, [***] before the time limit, if any, set forth in appropriate laws and regulations for filing of such actions, whichever comes first, then Licensor may prosecute the Product Infringement at its own expense.

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7.3.2 Enforcement of AbbVie Background Patents and AbbVie Program Patents. AbbVie shall have the sole right, but not the obligation, to prosecute any infringement of AbbVie Background Patents or AbbVie Program Patents at its sole expense (provided such costs with respect to AbbVie Program Patents shall be deemed an Allowable Expense).

7.3.3 Conduct of Patent Litigation Under the Biologics Price Competition and Innovation Act. If either Party receives a copy of an application submitted to the FDA under subsection (k) of Section 351 of the PHSA or equivalent in any other jurisdiction in the Territory (a “Biosimilar Application”) naming a Licensed Product as a reference product or otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(l)(9)(C) of the PHSA), either Party shall, within [***], notify the other Party so that the other Party may seek permission to view the application and related confidential information from the filer of the Biosimilar Application under Section 351(l)(1)(B)(iii) of the PHSA or equivalent in any other jurisdiction in the Territory. If either Party receives any equivalent or similar certification or notice in any other jurisdiction in the Territory, either Party shall, within [***], notify and provide the other Party with copies of such communication. Regardless of the Party that is the “reference product sponsor” for purposes of such Biosimilar Application, AbbVie shall have the sole right, but not the obligation, to initiate litigation against the filer of the Biosimilar Application, including whether or not to utilize, in whole or in part, the procedures provided in Section 351 of the PHSA or equivalent in any other jurisdiction in the Territory. If AbbVie institutes any such litigation, then the other party shall join as a party to such claim, suit or proceeding in any country in the Territory requiring it as a party at the AbbVie’s sole cost and expense.

7.3.4 Cooperation. The Parties agree to cooperate fully in any infringement action pursuant to this Section 7.3. Where a Party brings such an action, the other Party shall, where necessary, furnish a power of attorney solely for such purpose or shall join in, or be named as a necessary party to, such action. Unless otherwise set forth herein, the Party entitled to bring any patent infringement litigation in accordance with this Section 7.3 shall have the right to settle such claim; provided that, other than with respect to AbbVie Program Patents and AbbVie Background Patents for which AbbVie has sole discretion, neither Party shall have the right to settle any patent infringement litigation under this Section 7.3, in a manner that diminishes or has a material adverse effect on the rights or interest of the other Party, or in a manner that imposes any costs or liability on, or involves any admission by, the other Party, without the express written consent of such other Party. Each Party shall use Commercially Reasonable Efforts to avoid making any admissions or asserting any position in such infringement action with specific intent to materially diminish the other Party’s rights or interest under this Agreement. The Party commencing the litigation shall provide the other Party with copies of all pleadings and other documents filed with the court and shall consider reasonable input from the other Party during the course of the proceedings.

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7.3.5 Recovery. Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realized as a result of litigation described in Section 7.3.1 or 7.3.3 (whether by way of settlement or otherwise) shall be first, allocated to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses). Any remainder after such reimbursement is made shall be [***].

7.4 Infringement Claims by Third Parties. If the manufacture, sale, or use of a Licensed Antibody or Licensed Product in the Territory pursuant to this Agreement results in, or may result in, any claim, suit, or proceeding by a Third Party alleging patent infringement by AbbVie (or its Affiliates or Sublicensees), AbbVie shall promptly notify Licensor thereof in writing. AbbVie shall have the first right, but not the obligation, to defend and control the defense of any such claim, suit, or proceeding at its own expense (but subject to deduction as provided below) (and except to the extent any such expense constitutes an Allowable Expense), using counsel of its own choice. Licensor may participate in any such claim, suit, or proceeding with counsel of its choice at its own expense. Without limitation of the foregoing, if AbbVie finds it necessary or desirable to join Licensor as a party to any such action, Licensor shall execute all papers and perform such acts as shall be reasonably required at AbbVie’s expense. If AbbVie elects (in a written communication submitted to Licensor within a reasonable amount of time after notice of the alleged patent infringement) not to defend or control the defense of, or otherwise fails to initiate and maintain the defense of, any such claim, suit, or proceeding, within such time periods so that Licensor is not prejudiced by any delays, Licensor may conduct and control the defense of any such claim, suit, or proceeding at its own expense. Each Party shall keep the other Party reasonably informed of all material developments in connection with any such claim, suit, or proceeding. Each Party agrees to provide the other Party with copies of all pleadings filed in such action and to allow the other Party reasonable opportunity to participate in the defense of the claims. If Licensor has exercised a Licensor Opt Out for a Collaboration Program and such costs are not included as an Allowable Expense, [***]. Any recoveries by AbbVie of any sanctions awarded to AbbVie and against a party asserting a claim being defended under this Section 7.4 shall be applied as follows: [***].

7.5 Invalidity or Unenforceability Defenses or Actions.

7.5.1 Notice. Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the Licensor Background Patents, Licensor Program Patents, AbbVie Program Patents, AbbVie Background Patents and Joint Program Patents by a Third Party, in each case in the Territory and of which such Party becomes aware.

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7.5.2 Licensor Background Patents, Licensor Program Patents, and Joint Program Patents. AbbVie shall have the first right, but not the obligation, to defend and control the defense of the validity and enforceability of the Licensor Background Patents, Licensor Program Patents, and Joint Program Patents at its own expense (except to the extent any such expense constitutes an Allowable Expense) in the Territory. Licensor may participate in any such claim, suit, or proceeding in the Territory with counsel of its choice at its own expense; provided that AbbVie shall retain control of the defense in such claim, suit, or proceeding. If AbbVie elects not to defend or control the defense of such Patents in a suit brought in the Territory, or otherwise fails to initiate and maintain the defense of any such claim, suit, or proceeding, then Licensor may conduct and control the defense of any such claim, suit, or proceeding at its own expense (except to the extent any such expense constitutes an Allowable Expense).

7.5.3 AbbVie Background Patents and AbbVie Program Patents. AbbVie shall have the sole right, but not the obligation, to defend and control the defense of the validity and enforceability of the AbbVie Background Patents and AbbVie Program Patents at its own expense (except to the extent such expense constitutes an Allowable Expense with respect to AbbVie Program Patents) in the Territory.

7.5.4 Cooperation. Each Party shall assist and cooperate with the other Party as such other Party may reasonably request from time to time in connection with its activities set forth in this Section 7.5, including by being joined as a party plaintiff in such action or proceeding, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours. In connection with any such defense or claim or counterclaim, the controlling Party shall consider in good faith any comments from the other Party and shall keep the other Party reasonably informed of any steps taken, and shall provide copies of all documents filed, in connection with such defense, claim, or counterclaim. In connection with the activities set forth in this Section 7.5, each Party shall consult with the other as to the strategy for the defense of the Licensor Background Patents, Licensor Program Patents, AbbVie Program Patents, and Joint Program Patents.

7.5.5 Costs and Expenses. AbbVie shall be entitled to offset the reasonable Out-of-Pocket Costs of defending such claim, suit, or proceeding under this Section 7.5 that are borne by AbbVie and not included as an Allowable Expense against Net Sales for purposes of calculating royalties due under Section 6.5.1.

7.6 Product Trademarks.

7.6.1 Ownership and Prosecution of Product Trademarks. AbbVie shall own all right, title, and interest to the Product Trademarks in the Territory, and shall be responsible for the registration, prosecution, and maintenance thereof. All costs and expenses of registering, prosecuting, and maintaining the Product Trademarks shall be borne solely by AbbVie (except to the extent such costs and expenses constitute an Allowable Expense). Licensor shall provide all assistance and documents reasonably requested by AbbVie in support of its prosecution, registration, and maintenance of the Product Trademarks.

7.6.2 Enforcement of Product Trademarks. AbbVie shall have the sole right and responsibility for taking such action as AbbVie, after consultation with Licensor, deems necessary against a Third Party based on any alleged, threatened, or actual infringement, dilution, misappropriation, or other violation of, or unfair trade practices or any other like offense relating to, the Product Trademarks by a Third Party in the Territory. AbbVie shall bear the costs and expenses relating to any enforcement action commenced pursuant to this Section 7.6.2 and any settlements and judgments with respect thereto (except to the extent such costs and expenses constitute an Allowable Expense), and unless Licensor has exercised the Licensor Opt Out with respect to the applicable Licensed Product, treat such damages or other amounts collected in connection therewith as Net Sales.

7.6.3 Third Party Claims. AbbVie shall have the sole right and responsibility for defending against any alleged, threatened, or actual claim by a Third Party that the use or registration of the Product Trademarks in the Territory infringes, dilutes, misappropriates, or otherwise violates any Trademark or other right of that Third Party or constitutes unfair trade practices or any other like offense, or any other claims as may be brought by a Third Party against a Party in connection with the use of the Product Trademarks with respect to a Licensed Product in the Territory. AbbVie shall bear the costs and expenses relating to any defense commenced pursuant to this Section 7.6.3 and any settlements and judgments with respect thereto (except to the extent such amounts constitute an Allowable Expense), and unless Licensor has exercised the Licensor Opt Out with respect to the applicable Licensed Product, shall treat such damages or other amounts collected in connection therewith as Net Sales.

7.6.4 Notice and Cooperation. Each Party shall provide to the other Party prompt written notice of any actual or threatened infringement of the Product Trademarks in the Territory and of any actual or threatened claim that the use of the Product Trademarks in the Territory violates the rights of any Third Party. Each Party agrees to cooperate fully with the other Party with respect to any enforcement action or defense commenced pursuant to this Section 7.6.

7.6.5 Existing In-License Agreements. The rights and obligations of Licensor under this Agreement shall be subject to, and limited by, the terms of the Existing In-License Agreements specifically identified on Schedule 7.6.5.

7.7 Licensor’s Costs. Any Out-of-Pocket Costs and FTE Costs reasonably incurred by Licensor, after the Option Exercise Date of the applicable Collaboration Program, in providing assistance, cooperation or other activities as required by AbbVie in accordance with this ARTICLE 7 shall be included in Development Costs or Allowable Expenses, as applicable, unless Licensor has exercised the Licensor Opt Out for such Collaboration Program, in which case such costs shall promptly be reimbursed by AbbVie.

7.8 Inventor’s Remuneration. Each Party shall be solely responsible for any remuneration that may be due such Party’s inventors under any applicable inventor remuneration laws.

ARTICLE 8.

PHARMACOVIGILANCE AND SAFETY

8.1 Pharmacovigilance. Within [***] after the Option Exercise Date for the first Collaboration Program, the Parties shall enter into an agreement to initiate a process for the exchange of safety data (including post-marketing spontaneous reports received by each Party and its Affiliates) in a mutually agreed format in order to monitor the safety of the Licensed Antibodies or Licensed Products and to meet reporting requirements with any applicable Regulatory Authority.

8.2 Global Safety Database.

8.2.1 Licensor shall initially set up, hold, and maintain (at Licensor’s sole cost and expense) the global safety database for Licensed Antibodies and Licensed Products with respect to safety data obtained in connection with the Pre-Exercise Development Activities.

8.2.2 Within [***] after the Option Exercise Date for each Collaboration Program, Licensor shall transfer to AbbVie, in a mutually agreed electronic format, the complete contents of the safety database maintained by Licensor pursuant to Section 8.2.1 for the Licensed Antibodies and Licensed Products corresponding to such Collaboration Program, and thereafter AbbVie shall maintain (at AbbVie’s cost and expense, but subject to the last sentence of this subsection) the global safety database for such Licensed Antibodies and Licensed Products. Each Party’s and its Affiliates’ costs incurred in connection with receiving, recording, reviewing, communicating, reporting, and responding to adverse events in the United States shall be included in Allowable Expenses calculated on an FTE cost and Out-of-Pocket Cost basis.

ARTICLE 9.

CONFIDENTIALITY AND NON-DISCLOSURE

9.1 Product Information. Licensor recognizes that by reason of, inter alia, AbbVie’s status as an exclusive optionee pursuant to the grants under Section 5.1, AbbVie has an interest in Licensor’s maintaining the confidentiality of certain information of Licensor. Accordingly, during the Term, Licensor shall use Commercially Reasonable Efforts to, and to cause its Affiliates and its and their respective officers, directors, employees, and agents to, keep confidential, any non-public Information owned or Controlled by Licensor or any of its Affiliates relating to any Licensed Antibody or Licensed Product, or the Exploitation of any of the foregoing (the “Product Information”) to the same degree as Licensor uses to protect its other proprietary information of similar importance. In the event this Agreement is terminated or expires in its entirety or with respect to a Terminated Program, this Section 9.1 shall have no continuing force or effect with respect to such information as it relates to the Exploitation of the Licensed Antibody or Licensed Product under a Terminated Program, but the Product Information, to the extent disclosed by AbbVie to Licensor hereunder, shall continue to be Confidential Information of AbbVie, subject to the terms of Sections 9.2, 9.3, and 9.6 for purposes of the surviving provisions of this Agreement.

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9.2 Confidentiality Obligations. At all times during the Term and for a period of [***] following termination or expiration hereof in its entirety, each Party shall, and shall cause its officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement or is reasonably necessary or useful for the performance of such Party’s obligations, or the exercise of rights expressly granted to such Party under, this Agreement. Notwithstanding the foregoing, the Parties acknowledge the practical difficulty of policing the use of information in the unaided memory of the receiving Party or its Affiliates and its and their officers, directors, employees, and agents, and as such each Party agrees that the receiving Party shall not be liable for the use by any of its or its Affiliates’ officers, directors, employees, or agents of specific Confidential Information of the disclosing Party that is retained in the unaided memory of such officer, director, employee or agent; provided that (a) such officer, director, employee, or agent is not aware that such Confidential Information is the confidential information of disclosing Party at the time of such use; (b) the foregoing is not intended to grant, and shall not be deemed to grant, the receiving Party, its Affiliates, or its officers, directors, employees, and agents (i) a right to disclose the disclosing Party’s Confidential Information, or (ii) a license under any Patents or other intellectual property right of the disclosing Party; and (c) such officer, director, employee, or agent has not intentionally memorized such Confidential Information for use outside this Agreement. Notwithstanding the foregoing, to the extent the receiving Party can demonstrate by documentation or other competent proof, the confidentiality and non-use obligations under this Section 9.2 with respect to any Confidential Information shall not include any information that:

9.2.1 has been published by a Third Party or otherwise is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party;

9.2.2 have been in the receiving Party’s possession prior to disclosure by the disclosing Party, to the extent the receiving Party has the right to use or disclose such information without violating obligations of confidentiality to Third Parties;

9.2.3 is subsequently received by the receiving Party from a Third Party, to the extent the receiving Party has the right to use or disclose such information without breach of any agreement with such Third Party;

9.2.4 that is published or otherwise generally made available to Third Parties by the Disclosing Party without restriction on disclosure; or

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9.2.5 have been independently developed by or for the receiving Party without reference to, or use or disclosure of, the disclosing Party’s Confidential Information.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination is in the public domain or in the possession of the receiving Party.

9.3 Permitted Disclosures. Each Party may disclose Confidential Information to the extent that such disclosure is:

9.3.1 in the reasonable opinion of the receiving Party’s legal counsel, required to be disclosed pursuant to law, regulation or a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental body of competent jurisdiction, (including by reason of filing with securities regulators, but subject to Section 9.5)); provided that the receiving Party shall first have given prompt written notice (and to the extent possible, at least [***] notice) to the disclosing Party and (other than with regard to disclosures to comply with applicable securities law, which disclosures are covered in Section 9.5 below) give the disclosing Party a reasonable opportunity to take whatever action it deems necessary to protect its Confidential Information (for example, quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental body or, if disclosed, be used only for the purposes for which the order was issued). In the event that no such protective order or other remedy is obtained, or the disclosing Party waives compliance with the terms of this Agreement, the receiving Party shall furnish only that portion of Confidential Information which the receiving Party is advised by counsel is legally required to be disclosed;

9.3.2 made by or on behalf of the receiving Party to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval in accordance with the terms of this Agreement; provided that reasonable measures shall be taken to assure confidential treatment of such Confidential Information to the extent practicable and consistent with Applicable Law;

9.3.3 made by or on behalf of the receiving Party to a patent authority as may be reasonably necessary or useful for purposes of preparing, obtaining, defending or enforcing a Patent in accordance with the terms of this Agreement; provided that reasonable measures shall be taken to assure confidential treatment of such Confidential Information, to the extent such protection is available;

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9.3.4 made to its or its Affiliates’ financial and legal advisors who have a need to know such disclosing Party’s Confidential Information and are either under professional codes of conduct giving rise to expectations of confidentiality and non-use or under written agreements of confidentiality and non-use, in each case, substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this ARTICLE 9; provided that the receiving Party shall remain responsible for any failure by such financial and legal advisors, to treat such Confidential Information as required under this Article;

9.3.5 made by the receiving Party or its Affiliates to potential or actual investors or acquirers as may be necessary in connection with their evaluation of such potential or actual investment or acquisition; provided that such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this ARTICLE 9;

9.3.6 made by AbbVie or its Affiliates or Sublicensees to its or their advisors, consultants, clinicians, vendors, service providers, contractors, existing or prospective collaboration partners, licensees, sublicensees, or other Third Parties as may be necessary or useful in connection with the Exploitation of the Licensed Antibody, the Licensed Products, or otherwise in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement; provided that such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this ARTICLE 9 (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] from the date of disclosure for advisors, consultants, clinicians, vendors, service providers or contractors); or

9.3.7 made by Licensor or its Affiliates (or Third Parties acting under their authority) to its or their advisors, consultants, clinicians, vendors, service providers, contractors, or other Third Parties to the extent necessary or useful in in connection with the performance of Licensor’s obligations or exercise of rights expressly granted to Licensor under this Agreement; provided that such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information of AbbVie substantially similar to the obligations of confidentiality and non-use of Licensor pursuant to this ARTICLE 9 (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] from the date of disclosure); or

9.3.8 a disclosure of the terms of this Agreement made on a need to know basis to advisors, consultants, prospective or actual acquirers, investors, or lenders, or with AbbVie’s prior written consent (not to be unreasonably withheld) other Persons, in each case on a need to know basis and who are subject to obligations of confidentiality and non-use with respect to Confidential Information of the other Party substantially similar to the obligations of confidentiality and non-use pursuant to this ARTICLE 9.

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This Section 9.3 shall apply mutatis mutandis to Licensor with respect to Confidential Information of AbbVie solely to the extent applicable to a Licensed Product being developed and commercialized by Licensor pursuant to the licenses set forth in Section 12.8.1, if and as applicable.

For clarity, in any case where the foregoing disclosure must be subject to obligations of confidentiality and non-use substantially similar to those under this ARTICLE 9, it is understood that the duration of such confidentiality and non-use obligations shall be no less than [***] from the date of disclosure.

9.4 Use of Name. Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo, or Trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, website, or other form of publicity, without the prior written approval of such other Party. Notwithstanding the foregoing, the restrictions imposed by this Section 9.4 shall not prohibit either Party from (a) making any disclosure identifying the other Party that, in the opinion of the disclosing Party’s counsel, is required by Applicable Law; provided that such Party shall submit the proposed disclosure identifying the other Party in writing to the other Party as far in advance as reasonably practicable (and in no event less than [***] prior to the anticipated date of disclosure) so as to provide a reasonable opportunity to comment thereon, (b) redisclosing Information previously permitted to be disclosed in accordance with this ARTICLE 9.

9.5 Public Announcements. Promptly after the Effective Date, the Parties shall agree upon the content of a joint press release to announce the collaboration and shall coordinate the release promptly thereafter. Neither Party shall issue any other public announcement, press release, or other public disclosure regarding this Agreement or its subject matter without the other Party’s prior written consent (which shall not be withheld unreasonably), except for any such disclosure that is, in the opinion of the disclosing Party’s counsel, required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed, or is otherwise expressly permitted in accordance with this ARTICLE 9. In the event a Party is, in the opinion of its counsel, required by Applicable Law or the rules of a stock exchange on which its securities are listed to make such a public disclosure, such Party shall submit the proposed disclosure in writing to the other Party as far in advance as reasonably practicable (and in no event less than [***] prior to the anticipated date of disclosure) so as to provide a reasonable opportunity to comment thereon. Notwithstanding the foregoing: (a) AbbVie, its Sublicensees and their respective Affiliates shall have the right to publicly disclose research, development and

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commercial information (including with respect to regulatory matters) regarding Licensed Antibody and Licensed Products and (b) Licensor and its Affiliates shall have the right to publicly disclose information disclosed in any prior public announcements, press releases, or other public disclosures made in accordance with this ARTICLE 9, provided that such re-disclosure shall not be in the form of a written press release without AbbVie’s prior written consent; provided, in each case that such disclosure is subject to the provisions of this ARTICLE 9 with respect to the other Party’s Confidential Information.

9.6 Publications.

9.6.1 Subject to Section 9.6.4, Licensor may publish or present the results of any non-clinical Development activities conducted solely by Licensor (alone or through Third Party contractors working on Licensor’s behalf) with respect to a Licensed Product (but may not, without

AbbVie’s prior written consent, make any such disclosure with respect to any Licensed Product for which Development Activities were conducted jointly by AbbVie personnel and Licensor personnel, provided that the foregoing restriction shall not apply to the publication of the results of non-clinical Development activities that preceded, or are currently on-going, as of the date of commencement of such joint Development Activities). Licensor shall submit any such proposed publication or presentation to AbbVie in accordance with Section 9.6.4.

9.6.2 Licensor shall not publish, publicly present, or otherwise publicly disclose any materials that contain Clinical Data or pertain to results of Clinical Studies with respect to one or more Licensed Products, except in accordance with Section 9.6.4 below, without the prior written consent of AbbVie, not to be unreasonably withheld. Licensor shall submit any such proposed publication or presentation to AbbVie in accordance with Section 9.6.4.

9.6.3 Following AbbVie’s exercise of its Option with respect to a given Collaboration Program, AbbVie, its Sublicensees and its and their respective Affiliates shall have the right to publish, present or otherwise disclose research, development and commercial information (including with respect to regulatory matters) regarding the Licensed Antibodies and Licensed Products under such Collaboration Program; provided that (a) such disclosure is subject to the provisions of ARTICLE 9 with respect to Licensor’s Confidential Information, (b) AbbVie shall not use the name of Licensor (or insignia, or any contraction, abbreviation or adaptation thereof) without Licensor’s prior written permission and (c) AbbVie has provided Licensor with the opportunity to review pursuant to Section 9.6.4.

9.6.4 Each party shall have the right to review any paper or other public disclosure proposed for publication by the other Party, including any oral presentation or abstract, that contains Clinical Data or pertains to results of Clinical Studies with respect to the Licensed Antibodies or Licensed Products or that includes Confidential Information of the other Party or, in the case of Licensor, that pertains to non-clinical Development activities described in Section 9.6.1 above. Before any such paper is submitted for publication or an oral presentation is made, the publishing or presenting Party shall deliver a then-current copy of the paper or materials for oral presentation to the other Party at least [***] prior to submitting the paper to a publisher or making such other presentation or disclosure. The other Party shall review any such paper and give its comments to the publishing Party within [***] of the delivery of such paper to the other Party. With respect to oral presentation materials, abstracts and the like, the other Party shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items as soon as practicable to the publishing or presenting Party with appropriate comments, if any, but in no event later than [***] from the date of delivery to the other Party. Following AbbVie’s exercise of its Option with respect to a given Collaboration Program, subject to Sections 9.3.1 and 9.5 above, AbbVie’s affirmative approval shall be required for Licensor to publish or present with respect to any Clinical Data or results of Clinical Studies Conducted under the Post Exercise Development Plan. Licensor’s approval is not required for AbbVie to publish or present as permitted under Section 9.6.3 above. Notwithstanding the foregoing, the publishing or presenting Party shall comply with the other Party’s request to delete references to such other Party’s Confidential Information in any such paper and will withhold publication of any such paper or any presentation of same for an additional [***] in order to permit the Parties to obtain Patent protection if either Party reasonably deems it necessary. Any publication shall include recognition of the contributions of the other Party according to standard practice for assigning scientific credit, either through authorship or acknowledgement, as may be appropriate.

9.6.5 Notwithstanding the foregoing it is understood that the requirements of this Section 9.6.5 are subject to and limited by the provisions of Sections 9.3.1 and 9.5 above (i.e., with respect to disclosures required by Applicable Law), and to the publication rights of academic Third Party clinical investigators and collaborators under Licensor’s agreements with such investigators and collaborators, provided that such rights are substantially similar to those under agreements that were provided to AbbVie prior to the Effective Date.

9.7 Return of Confidential Information. Upon the effective date of the termination of this Agreement for any reason, either Party may request in writing, and the other Party shall either, with respect to Confidential Information (in the event of termination or expiration of this Agreement with respect to a Terminated Program but not in its entirety, solely to the extent relating to such Terminated Programs) to which such first Party does not retain rights under the surviving provisions of this Agreement: (a) as soon as reasonably practicable, destroy all copies of such Confidential Information in the possession of the other Party and confirm such destruction in writing to the requesting Party; or (b) as soon as reasonably practicable, deliver to the requesting Party, at the other Party’s expense, all copies of such Confidential Information in the possession of the other Party; provided that the other Party shall be permitted to retain one (1) copy of such Confidential Information for the sole purpose of performing any continuing

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obligations hereunder, as required by Applicable Law, or for archival purposes. Notwithstanding the foregoing, such other Party also shall be permitted to retain such additional copies of or any computer records or files containing such Confidential Information that have been created solely by such Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such other Party’s standard archiving and back-up procedures, but not for any other use or purpose.

9.8 Prior Confidentiality. Any Information disclosed by a Party or its Affiliate to the other Party or its Affiliate prior to the Effective Date under that certain Bilateral Confidential Disclosure Agreement between the Parties or their respective Affiliates dated October 6, 2015 (as amended October 6, 2016), shall be deemed to have been disclosed under this Agreement, and covered by the provisions of this ARTICLE 9.

9.9 Survival. All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 9.2.

ARTICLE 10.

REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1 Mutual Representations and Warranties. Licensor and AbbVie each represents and warrants to the other, as of the Execution Date, and covenants, as follows:

10.1.1 Organization. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver, and perform its obligations under this Agreement.

10.1.2 Authorization. The execution and delivery of this Agreement and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action, and do not violate (a) such Party’s charter documents, bylaws, or other organizational documents, (b) in any material respect, any agreement, instrument, or contractual obligation to which such Party is bound, (c) any requirement of any Applicable Law existing as of the Execution Date and applicable to such Party, or (d) any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency in effect as of the Execution Date and applicable to such Party.

10.1.3 Binding Agreement. This Agreement is a legal, valid, and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).

10.1.4 No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement.

10.2 Additional Representations and Warranties of Licensor. Except as otherwise disclosed on Schedule 10.2, Licensor further represents and warrants to AbbVie, as of the Execution Date, and covenants, as follows:

10.2.1 All Licensor Background Patents existing as of the Execution Date are listed on Schedule 10.2.1 (the “Existing Patents”). All Existing Patents are subsisting and, to Licensor’s Knowledge, are not invalid or unenforceable, in whole or in part.

10.2.2 There are no claims, judgments, or settlements that have been brought or obtained against Licensor or any of its Affiliates relating to the Existing Regulatory Documentation, the Existing Patents, or the Licensor Background Know-How. No claim or litigation has been brought or to Licensor’s Knowledge threatened in writing by any Person alleging, and Licensor has no Knowledge of any claim, whether or not asserted, that (a) the Existing Patents are invalid or unenforceable, or (b) the Existing Regulatory Documentation, the Existing Patents, or the Licensor Background Know-How, or the disclosing, copying, making, assigning, or licensing of the Existing Regulatory Documentation, the Existing Patents, or the Licensor Background Know-How, or the Development or Commercialization of the Licensed Antibodies or Licensed Products as contemplated herein, does or will violate, infringe, misappropriate or otherwise conflict or interfere with, any Patent or other intellectual property or proprietary right of any Person.

10.2.3 Licensor is either (a) the sole and exclusive owner of the entire right, title and interest in or (b) the sole and exclusive licensee, with respect to the Licensed Antibodies, of the Existing Patents listed on Schedule 10.2.1, in each case ((a) and (b)) free of any encumbrance (other than Non-Material Licenses), lien, or claim of ownership by any Third Party. Licensor is entitled to grant the licenses specified herein. The Patents listed on Schedule 10.2.1 constitute all of the Existing Patents. Licensor has the right to use, and to include within the Background Know-How all Information that was used for the Development of AL002 or AL003 and is reasonably necessary for the continued Development and Commercialization thereof.

10.2.4 To Licensor’s Knowledge, Licensor has the right to use all Information, and Patents necessary to conduct the Pre Exercise Development Activities, and the Development or Commercialization of the Licensed Antibody or the Licensed Products as contemplated herein will not be subject to any other license or agreement to which Licensor or any of its Affiliates is a party other than the Existing License Agreements.

10.2.5 To Licensor’s Knowledge none of Licensor, its Affiliates or any counter party is in breach of any In-License Agreement. Licensor has not threatened to terminate, nor alleged any material breach under, any such In-License Agreement. Licensor has not received any written notice from any counter party to any In-License Agreement threatening to terminate an In License Agreement or alleging that Licensor is in material breach of an In-License Agreement. To Licensor’s Knowledge, the letter dated September 19, 2017, executed by Licensor and Adimab, LLC, and the letter dated October 1, 2017, executed by Licensor and Adimab, LLC and each In-License Agreement are in full force and effect and have not been superseded by any other agreements or arrangements. Licensor has exercised its option pursuant to Section 3.2 of the Adimab Agreement with respect to all Licensed Antibodies on Schedule 1.127 and Schedule 1.129 of this Agreement generated under the Adimab Agreement and has obtained (a) the corresponding licenses under Section 3.3 of the Adimab Agreement and (b) assignment of Patent applications [***] (the “Adimab Applications”). Other than the Adimab Applications, to Licensor’s knowledge there are no Patents generated under the Adimab Agreement or owned by Adimab that claim or cover the Licensed Antibodies. The Adimab Applications fall under the definition of Antibody Sequence Coverage and Licensed Program Antibody Patents (as each is defined in the Adimab Agreement). To Licensor’s Knowledge, the Licensed Antibodies are not covered by any Adimab Platform/Core Technology Improvement, Broad Target/Non-CDR Antibody Patent, Adimab Program Inventions, Adimab Platform/Background Patents, or Epitope Patent, (as such terms are defined in the Adimab Agreement).

10.2.6 The Existing Patents are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law. To Licensor’s Knowledge, the Existing Patents have been filed and maintained properly and correctly. All applicable fees have been paid on or before the due date for payment for each Existing Patent.

10.2.7 Except for Non-Material Licenses entered into in the standard course, neither Licensor nor any of its Affiliates has previously entered into any agreement, whether written or oral, with respect to the assignment, transfer, license, conveyance or encumbrance of, or otherwise assigned, transferred, licensed, conveyed or encumbered its right, title, or interest in or to the Existing Patents, Licensor Background Know-How, Regulatory Documentation, the Licensed Antibody, or the Licensed Products (including by granting any covenant not to sue with respect thereto) or any Patent or other intellectual property or proprietary right or Information that would be an Existing Patent, Licensor Background Know-How, or Regulatory Documentation but for such assignment, transfer, license, conveyance, or encumbrance. As used herein and in Section 10.2.3 above, “Non-Material License(s)” means material transfer agreements, agreements with contract research organizations, clinical trial site agreements, contract manufacturing agreements and similar agreements, in each case that do not contain any licenses granted by Licensor except for non-exclusive licenses to its Affiliates or to Third Parties, which grants do not include the right to Commercialize a Licensed Antibody or Licensed Product, are for purposes limited to the conduct of the agreement, and do not preclude AbbVie from exercising the licenses granted to AbbVie hereunder. To Licensor’s Knowledge, all Non-Material Licenses (or the template on which such agreement was based) have been provided or made available to AbbVie prior to the Execution Date.

10.2.8 To Licensor’s Knowledge, no Person is infringing or threatening to infringe or misappropriating or threatening to misappropriate the Existing Patents, the Licensor Background Know-How, or the Regulatory Documentation.

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

10.2.9 True, complete, and correct copies of: (a) the file wrapper and other documents and materials relating to the prosecution, defense, maintenance, validity, and enforceability of the Existing Patents; (b) all Existing In-License Agreements; (c) all Existing Regulatory Documentation; and (d) all material adverse information with respect to the safety and efficacy of the Licensed Antibody known to Licensor, in each case ((a) through (d)) have been provided or made available to AbbVie prior to the Execution Date. There are no In-License Agreements executed or in effect as of the Effective Date other than the Existing In-License Agreements.

10.2.10 All Regulatory Documentation generated, prepared, maintained, and retained by Licensor and its Affiliates that is required to be maintained or retained pursuant to and in accordance with good laboratory and clinical practice and Applicable Law, has been so generated, prepared, maintained, and retained, and to Licensor’s Knowledge all such information is true, complete and correct and what it purports to be.

10.2.11 No written claim of infringement has been filed, or to Licensor’s Knowledge, threatened in writing against Licensor or any of its Affiliates by any Third Party with respect to the Development, Manufacture or Commercialization of any Licensed Antibody or Licensed Product. To Licensor’s Knowledge, the conduct of the Pre-Exercise Development Activities, Post-Exercise Development Activities, and AbbVie’s Development, Manufacture and Commercialization of the Licensed Products as contemplated herein will not infringe any Patent or other intellectual property or proprietary right of any Person.

10.2.12 No written claim has been filed, or to Licensor’s Knowledge, threatened in writing, against Licensor or any of its Affiliates by any Third Party alleging that the conception, development, or reduction to practice of the Regulatory Documentation, the Existing Patents, or Licensor Background Know-How constitute or involved the misappropriation of trade secrets or other rights or property of any Person. To Licensor’s Knowledge, the conception, development, and reduction to practice of the Regulatory Documentation, the Existing Patents, and Licensor Background Know-How existing as of the Execution Date have not constituted or involved the misappropriation of trade secrets or other rights or property of any Person.

10.2.13 The Existing Patents represent all Patents within Licensor’s or its Affiliates’ ownership or Control as of the Execution Date that are reasonably necessary or useful for the Development, Manufacture, or Commercialization of the Licensed Antibodies or the Licensed Products. There is no non-public Information owned or Controlled by Licensor or any of its Affiliates as of the Execution Date that is reasonably necessary or useful for the Development, Manufacture, or Commercialization of the Licensed Antibodies or the Licensed Products that is not within the Licensor Background Know-How.

10.2.14 Licensor does not Control any Antibody specifically binding to and modulating [***].

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

10.2.15 To Licensor’s Knowledge, each Person who has or has had any rights in or to any Existing Patents or any Licensor Background Know-How, has assigned and has executed an agreement obligating such Person to assign its entire right, title, and interest in and to such Existing Patents to Licensor or to the licensor under the applicable In-License Agreement. To Licensor’s Knowledge, no current officer, employee, agent, or consultant of Licensor or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of Patents or other intellectual property or proprietary information of Licensor or such Affiliate or of any employment contract or any other contractual obligation relating to the relationship of any such Person with Licensor.

10.2.16 Licensor has used the same degree of diligence to protect the confidentiality of the Licensor Background Know-How as Licensor uses to protect its other proprietary information of similar importance but in all cases at lease a reasonable degree of care.

10.2.17 Licensor has made (and will make) available to AbbVie all Regulatory Documentation, Licensor Background Know-How and other Information in its possession or Control regarding or related to the Licensed Antibodies or the Licensed Products and all such Regulatory Documentation, Licensor Background Know-How and other Information are (and, if made available after the Execution Date, will be) true, complete, and correct.

10.2.18 Neither Licensor nor any of its Affiliates, nor to Licensor’s Knowledge, any of its or their respective officers, employees, or agents has (a) (i) knowingly made an untrue statement of material fact or (ii) made a fraudulent statement, in either case to the FDA or any other Regulatory Authority with respect to the Development of the Licensed Antibodies or the Licensed Products, (b) knowingly failed to disclose a material fact required to be disclosed to the FDA or any other Regulatory Authority with respect to the Development of the Licensed Antibodies or the Licensed Products, or (c) knowingly committed an act, made a statement, or failed to make a statement with respect to the Development of the Licensed Antibodies or the Licensed Products that could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in the Territory.

10.2.19 Licensor and its Affiliates have conducted, and their respective contractors and consultants have conducted, all Development of the Licensed Antibodies or the Licensed Products that they have conducted prior to the Execution Date in accordance with Applicable Law and (to the extent applicable) good laboratory practice. Licensor and its Affiliates have employed (and, with respect to such tests and studies that Licensor will perform, will employ) Persons with appropriate education, knowledge and experience to conduct and to oversee the conduct of the pre-clinical and Clinical Studies with respect to the Licensed Antibodies and Licensed Products.

10.2.20 Except as set forth in the Existing In-License Agreements, there are no amounts that will be required to be paid to a Third Party as a result of the Development, Manufacture or Commercialization of the Licensed Antibodies or Licensed Products that arise out of any agreement to which Licensor or any of its Affiliates is a party as of the Execution Date.

10.2.21 Neither Licensor nor any of its Affiliates has intentionally failed to disclose to AbbVie any scientific or technical facts or circumstances that it believes would reasonably be expected to materially adversely affect the scientific, therapeutic, or commercial potential of the Licensed Antibodies or Licensed Products. Neither Licensor nor any of its Affiliates has failed to disclose to AbbVie anything that it believes could reasonably be expected to materially adversely affect the acceptance, or the subsequent approval, by any Regulatory Authority of any filing, application or request for Regulatory Approval.

10.2.22 Neither Licensor nor any of its employees nor to its Knowledge, any of the agents performing hereunder, has ever been, is currently, or is the subject of a proceeding that could lead to it or such employees or agents becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual. If, during the Term, Licensor, or any of its employees (and to the extent Licensor is aware of the situation, its agents performing hereunder), become or are the subject of a proceeding that could lead to a Person becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual, Licensor shall immediately notify AbbVie, and AbbVie shall have the option, at its sole discretion, to prohibit such Person from performing work under this Agreement. For purposes of this provision, the following definitions shall apply:

(i) A “Debarred Individual” is an individual who has been debarred by the FDA pursuant to 21 U.S.C. § 335a (a) or (b) from providing services in any capacity to a Person that has an approved or pending drug or biological product application.

(ii) A “Debarred Entity” is a corporation, partnership or association that has been debarred by the FDA pursuant to 21 U.S.C. § 335a (a) or (b) from submitting or assisting in the submission of any abbreviated drug application, or a subsidiary or affiliate of a Debarred Entity.

(iii) An “Excluded Individual” or “Excluded Entity” is (A) an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal health care programs such as Medicare or Medicaid by the Office of the Inspector General (OIG/HHS) of the U.S. Department of Health and Human Services, or (B) is an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal procurement and non-procurement programs, including those produced by the U.S. General Services Administration (GSA).

(iv) A “Convicted Individual” or “Convicted Entity” is an individual or entity, as applicable, who has been convicted of a criminal offense that falls within the ambit of 21 U.S.C. § 335a (a) or 42 U.S.C. § 1320a—7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible.

10.2.23 The inventions claimed or covered by the Existing Patents (a) were not conceived, discovered, developed, or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof, and (b) are not a “subject invention” as that term is described in 35 U.S.C. Section 201(f).

10.2.24 During the period from the Execution Date until the Effective Date, Licensor and each of its Affiliates shall conduct its research and development with respect to the Licensed Antibody and the Licensed Products in the ordinary course.

10.2.25 At the time of delivery of the PoC Trial Report, Licensor shall inform AbbVie in writing if Licensor or any of its Affiliates becomes aware that the representations and warranties made by Licensor herein (other than pursuant to Sections 10.2.9, 10.2.13, 10.2.14 and 10.2.17) as of the Execution Date are not true and correct in any material respects on and as of the date of delivery of the PoC Trial Report as though made on and as of the date of delivery of the PoC Trial Report. Licensor shall not be liable for a breach of representation or warranty as a result of any event occurring after the Execution Date that results in any of the representations not being true and correct in any material respect as of the delivery of the PoC Trial Report so long as such item is disclosed to AbbVie in writing as set forth above.

10.2.26 To Licensor’s Knowledge, the representations and warranties of Licensor in this Agreement, and the Information, documents and materials furnished to AbbVie in connection with its period of diligence prior to the Effective Date, do not, taken as a whole, (a) contain any untrue statement of a material fact, or (b) omit to state any material fact necessary to make the statements or facts contained therein, in light of the circumstances under which they were made, not misleading.

10.3 Additional Covenants of Licensor. Licensor further covenants to AbbVie as follows:

10.3.1 During the Term, Licensor shall (a) not commit or omit any acts that would cause the breach or termination of any In-License Agreement, or (b) not amend or otherwise modify or permit to be amended or modified, any In-License Agreement, in each case in a manner that would encumber or diminish the rights granted to AbbVie hereunder. Licensor shall promptly provide AbbVie with notice of any alleged, threatened, or actual breach of any In-License Agreement.

10.3.2 Neither Licensor nor any of its Affiliates will enter into any assignment, transfer, license, conveyance or encumbrance of, or otherwise assign, transfer, license, convey or encumbered its right, title, or interest in or to the Existing Patents, Licensor Background Know-How, Regulatory Documentation or grant any such right, title, or interest to any Person that is inconsistent with the rights and licenses granted to AbbVie under this Agreement.

10.3.3 [***].

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10.4 DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 11.

INDEMNITY

11.1 Indemnification of Licensor. AbbVie shall indemnify Licensor, its Affiliates and its and their respective directors, officers, employees, and agents (the “Licensor Indemnitees”) and defend and save each of them harmless, from and against any and all losses, damages, liabilities, penalties, costs, and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims, or demands of Third Parties (collectively, “Third Party Claims”) incurred by or rendered against the Licensor Indemnitees arising from or occurring as a result of:

[***].

11.2 Indemnification of AbbVie. Licensor shall indemnify AbbVie, its Affiliates and its and their respective directors, officers, employees, and agents (the “AbbVie Indemnitees”), and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims incurred by or rendered against the AbbVie Indemnitees arising from or occurring as a result of:

[***].

11.3 Certain Losses. Any Losses, other than those Losses covered in ARTICLE 7, or which result from the unlawful conduct of a Party, or for which indemnification is otherwise provided in Section 11.1 or Section 11.2, in connection with any Third Party Claim brought against either Party resulting directly or indirectly from (a) the performance of Pre Exercise Development Activities (including from the Manufacture of any Licensed Antibody or Licensed Product for use in such Pre Exercise Development Activities) in accordance with the Pre Exercise Development Plan and Budget shall be included as a Development Cost; (b) the performance of any (i) Post Exercise Development Activities by either Party (or its Affiliates, employees, or agents) in accordance with a Post–Exercise Development Plan and Budget (including from the Manufacture of any Licensed Antibody or Licensed Product for use in such Post Exercise Development Activities) or (ii) Country-Specific Development Activities (including from the Manufacture of any Licensed Antibody or Licensed Product for use in such Country-Specific Development Activities), shall be included as a Development Cost unless Licensor has exercised its Licensor Development Opt Out or (c) the Commercialization of any

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Licensed Product in the Territory, or the Manufacture of any Licensed Product for use in Commercialization activities in the Territory, shall be included as an Allowable Expense or deducted to determine ROW Profit, as applicable, unless Licensor has exercised its Licensor Opt Out. If either Party learns of any Third Party Claim with respect to Losses covered by this Section 11.3, such Party shall provide the other Party with prompt written notice thereof. The Parties shall confer with respect to how to respond to such Third Party Claim and how to handle such Third Party Claim in an efficient manner. In the absence of such an agreement, each Party shall have the right to take such action as it deems appropriate.

11.4 Notice of Claim. All indemnification claims in respect of a Party, its Affiliates, or their respective directors, officers, employees and agents shall be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party shall give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under this ARTICLE 11, but in no event shall the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party shall furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

11.5 Control of Defense.

11.5.1 In General. Subject to the provisions of Sections 7.4, 7.5 and 7.6, at its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party which shall be reasonably acceptable to the Indemnified Party. In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 11.5.2, the indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim unless specifically requested in writing by the indemnifying Party. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party shall reimburse the indemnifying Party for any Losses incurred by the indemnifying Party in its defense of the Third Party Claim.

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11.5.2 Right to Participate in Defense. Without limiting Section 11.5.1, any Indemnified Party shall be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided that such employment shall be at the Indemnified Party’s own expense unless (a) the employment thereof, and the assumption by the indemnifying Party of such expense, has been specifically authorized by the indemnifying Party in writing, (b) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 11.5.1 (in which case the Indemnified Party shall control the defense), or (c) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles.

11.5.3 Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that shall not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnified Party in any manner, and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 11.5.1, the indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss; provided that it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). If the indemnifying Party does not assume and conduct the defense of a Third Party Claim as provided above, the Indemnified Party may defend against such Third Party Claim. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party shall admit any liability with respect to, or settle, compromise or dispose of any Third Party Claim without the prior written consent of the indemnifying Party, which consent shall not to be unreasonably withheld, conditioned or delayed. The indemnifying Party shall not be liable for any settlement, compromise or other disposition of a Loss by an Indemnified Party that is reached without the written consent of the indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

11.5.4 Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

11.5.5 Expenses. Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any Third Party Claim shall be reimbursed on a Calendar Quarter basis in arrears by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

11.6 Special, Indirect, and Other Losses. EXCEPT (A) FOR WILLFUL MISCONDUCT, (B) FOR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 9 OR SECTION 5.10, (C) AS PROVIDED UNDER SECTION 13.11, AND (D) TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 11, NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS OR BUSINESS INTERRUPTION (TO THE EXTENT THE SAME ARE CONSEQUENTIAL DAMAGES), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE IN CONNECTION WITH OR ARISING IN ANY WAY OUT OF THE TERMS OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE USE OF THE LICENSED ANTIBODY OR LICENSED PRODUCT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE

11.7 Insurance. Each Party shall obtain and carry in full force and effect the minimum insurance requirements set forth herein. Such insurance (a) shall be primary insurance with respect to each Party’s own participation under this Agreement, (b) shall be issued by a recognized insurer [***], (c) shall list the other Party as an additional named insured thereunder, and (d) shall require [***] written notice to be given to the other Party prior to any cancellation or non-renewal thereof.

11.7.1 Types and Minimum Limits. The types of insurance, and minimum limits shall be:

(a) Worker’s Compensation with statutory limits in compliance with the Worker’s Compensation laws of the state or states in which the Party has employees in the United States (excluding Puerto Rico).

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(b) Employer’s Liability coverage with a minimum limit of [***] per occurrence; provided that a Party has employees in the United States (excluding Puerto Rico).

(c) General Liability Insurance with a minimum limit of [***] per occurrence and [***] in the aggregate. Beginning at least [***] prior to the initiation of the PoC Study, General Liability Insurance shall include Professional Liability and Clinical Trial Insurance. Beginning at least [***] prior to First Commercial Sale of a Licensed Product, General Liability Insurance shall also include product liability insurance of [***].

11.7.2 Certificates of Insurance. Upon request by a Party, the other Party shall provide Certificates of Insurance evidencing compliance with this Section 11.7.2. The insurance policies shall be under an occurrence form, but if only a claims-made form is available to a Party, then such Party shall continue to maintain such insurance after the expiration or termination of this Agreement for the longer of (a) a period of [***] following termination or expiration of this Agreement in its entirety, or (b) with respect to a particular Party, last sale of a Licensed Product (or but for expiration or termination, would be considered a Licensed Product) sold under this Agreement by a Party.

11.7.3 Self-Insurance. Notwithstanding the foregoing, AbbVie may self-insure, in whole or in part, the insurance requirements described above; provided that AbbVie continues to be investment grade determined by reputable and accepted financial rating agencies.

ARTICLE 12.

TERM AND TERMINATION

12.1 Term.

12.1.1 HSR and Other Governmental Filings. The Parties shall each, as soon as practicable prior to the Option Exercise Date, file or cause to be filed with the U.S. Federal Trade Commission and the U.S. Department of Justice and any relevant foreign governmental authority (“Governmental Authority”) any notifications required to be filed under the HSR Act (the “HSR Filing”) or any notification or filing under any similar applicable foreign merger control or competition law or regulation (“Other Antitrust Laws”) with respect to the transactions contemplated hereby. The Parties shall use their commercially reasonable efforts to respond promptly to any requests for additional information made by such Governmental Authority; provided, however, and for avoidance of doubt, neither Party shall have any obligation to agree to any structural or conduct remedy or to litigate in connection with the transactions contemplated hereby. Each Party is responsible for its own filing fees and for the costs and expenses of its own legal and other advice in relating to the HSR Filing and any applicable similar notification or filing under any Other Antitrust Laws.

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12.1.2 Term. Notwithstanding anything in this Agreement to the contrary, the exercise of the Option may not become effective until the expiration or earlier termination of the waiting period (or any extension thereof) under the HSR Act and any other applicable similar approvals or clearances (collectively, “Antitrust Approvals”) have been obtained under any Other Antitrust Laws. This Agreement shall otherwise commence on the Execution Date (the “Effective Date”) and, unless earlier terminated in accordance herewith, shall continue in force and effect with respect to each Collaboration Program until (i) expiration of the Option Period for such Collaboration Program if AbbVie has not previously delivered an Exercise Notice for such Collaboration Program, (ii) if AbbVie delivers an Exercise Notice at or prior to expiration of the Option Period for such Collaboration Program and Licensor has not exercised its Licensor Opt Out for such Collaboration Program, for so long as Licensed Antibodies or Licensed Products directed to the Collaboration Target that is the subject of such Collaboration Program are being Developed or Commercialized or (iii) if AbbVie delivers an Exercise Notice at or prior to expiration of the Option Period for such Collaboration Program and Licensor has exercised its Licensor Opt Out for such Collaboration Program, expiration of the last Royalty Term for the last Licensed Product for such Collaboration Program (such period, the “Term”). In the event the Agreement expires under this Section 12.1.2 or terminates per Section 12.2 or 12.5 below for both Collaboration Programs, this Agreement shall be deemed to have terminated in its entirety for purposes of Section 12.8 below, and for clarity, reference in this Agreement to “termination” (or similar terms, such as “terminates”) with respect to a Collaboration Program includes the case in which the Option Period for such Collaboration Program expires without AbbVie having exercised its Option within the applicable Option Period.

12.1.3 Effect of Expiration of the Term. Following the expiration of the Term with respect to a Collaboration Program, if AbbVie delivered an Exercise Notice at or prior to expiration of the Option Period for such Collaboration Program, and this Agreement has not terminated with respect to such Collaboration Program in accordance with this ARTICLE 12, the grants in Section 5.2 shall become non-exclusive, fully-paid, royalty-free and irrevocable with respect to the corresponding Collaboration Program.

12.2 Termination for Material Breach. If either Party (the “Non-Breaching Party”) believes that the other Party (the “Breaching Party”) has materially breached one (1) or more of its material obligations under this Agreement, then the Non-Breaching Party may deliver notice of such material breach to the Breaching Party (a “Default Notice”). If the Breaching Party does not dispute that it has committed a material breach of one (1) or more of its material obligations under this Agreement, then if the Breaching Party fails to cure such breach, or fails to take steps as would be considered reasonable to effectively cure such breach, within [***] after receipt of the Default Notice (or within [***] if such breach is for non-payment of any amounts due under this Agreement), or if such compliance cannot be fully achieved within such [***] period and the Breaching Party has failed to promptly commence compliance and use diligent efforts to achieve full compliance as soon thereafter as is reasonably possible and in any case within one hundred

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[***] after receipt of the Default Notice, the Non-Breaching Party may terminate this Agreement upon written notice to the Breaching Party; provided that if such material breach is with respect to only one Collaboration Program (and not this Agreement in its entirety), such termination shall be limited to such Program. If the Breaching Party disputes that it has materially breached one (1) of its material obligations under this Agreement, the dispute shall be resolved pursuant to Section 13.7. If, as a result of the application of such dispute resolution procedures, the Breaching Party is determined to be in material breach of one (1) or more of its material obligations under this Agreement (an “Adverse Ruling”), then if the Breaching Party fails to complete the actions specified by the Adverse Ruling to cure such material breach within [***] (or within [***] if such breach is for non-payment of any amounts due under this Agreement) after such ruling, or such other period as may be specified in such Adverse Ruling, then the Non-Breaching Party may terminate this Agreement upon written notice to the Breaching Party; provided that if such material breach is with respect to: (a) only one Collaboration Program (and not this Agreement in its entirety), (b) only one AbbVie Opt In Product (and not this Agreement in its entirety) or one or more (but not all) Major Markets, such termination shall be limited to such Collaboration Program, AbbVie Opt In Product or such Major Markets, as applicable.

12.3 Material Breach Related to Diligence in the Major Markets. Notwithstanding Section 12.2, if the material breach and failure to cure contemplated by Section 12.2 is with respect to a breach of AbbVie’s Commercialization diligence obligations under Section 4.3 as they relate to AbbVie’s conduct following the First Commercial Sale of a Licensed Product and with respect to the Major Markets, Licensor shall not have the right, as a remedy for such breach, to terminate this Agreement after such First Commercial Sale has occurred in the Major Markets, but shall have the right to seek other remedies available to Licensor, including specific performance or the payment of money damages.

12.4 Invocation of Termination for Material Breach. Notwithstanding the foregoing, the Parties agree that termination pursuant to Section 12.2 is a remedy to be invoked only if the breach cannot be adequately remedied through specific performance or the payment of money damages.

12.5 For Convenience. Beginning [***] after the Effective Date, AbbVie may terminate this Agreement (a) in its entirety, (b) on Collaboration Program-by- Collaboration Program basis, or (c) on an AbbVie Opt In Product-by-AbbVie Opt In Product basis, for any or no reason, upon one [***] prior written notice to Licensor.

12.6 Termination for Insolvency. In the event that either Party (a) files for protection under bankruptcy or insolvency laws, (b) makes an assignment for the benefit of creditors, (c) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within [***] after such filing, (d) proposes a written agreement of composition or extension of its debts, (e) proposes or is a party to any dissolution or liquidation, (f) files a petition under any bankruptcy or insolvency act or has any such petition filed against that is not discharged within [***] of the filing thereof, or (g) admits in writing its inability generally to meet its obligations as they fall due in the general course, then the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party.

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12.7 Rights in Bankruptcy.

12.7.1 Applicability of 11 U.S.C. § 365(n). All rights and licenses (collectively, the “Intellectual Property”) granted under or pursuant to this Agreement, including all rights and licenses to use improvements or enhancements developed during the Term, are intended to be, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”) or any analogous provisions in any other country or jurisdiction, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties agree that the licensee of such Intellectual Property under this Agreement shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, including Section 365(n) of the Bankruptcy Code, or any analogous provisions in any other country or jurisdiction. All of the rights granted to either Party under this Agreement shall be deemed to exist immediately before the occurrence of any bankruptcy case in which the other Party is the debtor.

12.7.2 Rights of non-Debtor Party in Bankruptcy. If a bankruptcy proceeding is commenced by or against either Party under the Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the non-debtor Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any Intellectual Property and all embodiments of such Intellectual Property, which, if not already in the non-debtor Party’s possession, shall be delivered to the non-debtor Party within [***] of such request; provided that the debtor Party is excused from its obligation to deliver the Intellectual Property to the extent the debtor Party continues to perform all of its obligations under this Agreement and the Agreement has not been rejected pursuant to the Bankruptcy Code or any analogous provision in any other country or jurisdiction.

12.8 Effects of Termination and Option Expiration.

12.8.1 In the event of a (i) termination of this Agreement in its entirety or with respect to a Terminated Program by AbbVie pursuant to Section 12.5 or by Licensor pursuant to Section 12.2 or 12.6 or (ii) expiration of the Option Period for a Collaboration Program if AbbVie has not previously delivered an Exercise Notice for such Collaboration Program in accordance with Section 5.1.1:

(a) all rights and licenses granted by Licensor hereunder shall immediately terminate with respect to the Terminated Programs.

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(b) all rights and licenses granted by AbbVie (other than as set forth in this Article 12) shall immediately terminate with respect to the Terminated Programs.

(c) subject to Section 12.10, solely with respect to the Terminated Programs, [***].

(d) [***].

(e) Notwithstanding paragraphs (c) and (d) above: (i) the licenses under Sections 12.8.1(c) above shall exclude [***]; (ii) the licenses under Sections 12.8.1(c) above shall exclude [***] and (iii) Licensor shall be responsible for (A) making any payments (including royalties, milestones and other amounts) payable by AbbVie to Third Parties under any Third Party agreements with respect to the Patents or Information that are the subject of such licenses to the extent such payments become due by reason of Licensor’s exercise of the sublicense thereunder pursuant to this Section 12.8.1, by making such payments directly to AbbVie and, in each instance, Licensor shall make the requisite payments to AbbVie and provide the necessary reporting information to AbbVie in sufficient time to enable AbbVie to comply with its obligations under such Third Party agreements, and (B) complying with any other obligations included in any such Third Party agreements that are applicable to the grant to Licensor of such license or to the exercise of such license by Licensor or any of its Affiliates or sublicensees; and (iv) AbbVie shall be responsible for paying or providing to any such Third Party any payments or reports made or provided by Licensor under this paragraph (e); provided that AbbVie shall disclose to Licensor a true, complete and correct written description of such obligations and provide Licensee with the option of including such Third Party Patents or Information within the license granted hereunder and (b) Licensor shall only be obligated with respect to the obligations so disclosed from and after the date of such disclosure. Licensor may terminate its license pursuant to this Section 12.8.1 under any Patent or Information with respect to a Terminated Product by so notifying AbbVie in writing, in which case the terminated Patent or Information, respectively, shall be excluded from such license and Licensor shall have no obligation to pay royalties under Section 12.8.1(d) above or reimburse any Third Party payments (or abide by other Third Party obligations) under this Section 12.8.1(e) that have not accrued before such termination with respect to such Patent or Information to the extent so excluded. For clarity, after the effective date of termination, no licenses are granted hereunder to any [***] as set forth in Section 12.8.1(c).

(f) For clarity, upon such a termination: (a) in the event the Terminated Program is a Collaboration Program, the Collaboration Target for such Collaboration Program (the “Terminated Target”) shall thereafter cease to be a Collaboration Target and (and such program shall cease to be a Collaboration Program), any Antibody directed to the Terminated Target shall cease to be a Licensed Antibody (each, a “Terminated Antibody”), and any product containing such an Antibody (each, a “Terminated Product”) shall cease to be a

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Licensed Product, in each case for all purposes of this Agreement; (b) in the event the Terminated Program is an AbbVie Opt In Product, such AbbVie Opt In Product shall cease to be a Licensed Product and an AbbVie Opt-In Product (and shall be deemed a Terminated Product) and the Antibody contained therein shall cease to be a Licensed Antibody (and shall be deemed a Terminated Antibody), for all purposes of this Agreement; and in any case (c) all rights of AbbVie (including under Sections 5.1 and 5.2), and all obligations of Licensor, under this Agreement with respect to such Terminated Target, Terminated Antibodies and Terminated Products shall terminate, except for those rights and obligations expressly surviving under Section 12.12 below. For clarity: (A) if the Terminated Program is [***]; (B) Sections 9.5 and 9.6 shall not apply to public statements or publications by Licensor to the extent the same pertain to the Terminated Program or a Terminated Product; (C) the Joint Committees shall have no further authority or oversight with respect to the Terminated Program, and (D) the Parties’ rights and obligations with respect to the enforcement and defense of the [***] included within the license(s) granted to Licensor pursuant to Section 12.8.1(c) above shall be as set forth on Schedule 12.8.1(f).

12.8.2 In the event of a termination of this Agreement in its entirety or with respect to a Terminated Program by AbbVie pursuant to Section 12.2 or 12.6:

(a) all rights and licenses granted by AbbVie hereunder shall immediately terminate with respect to the Terminated Programs; and

(b) all rights and licenses granted to AbbVie hereunder shall become exclusive or non-exclusive (at AbbVie’s sole option), irrevocable, unrestricted, and perpetual rights and licenses, provided that the Parties shall mutually agree, in good faith, in writing the consideration Licensor shall receive for and the terms and conditions applicable to the aforementioned license, taking into consideration: (i) lost time in the Development and/or Commercialization of a Licensed Antibody or Licensed Product due to termination; (ii) AbbVie’s contributions made in Exploitation of a Licensed Antibody or Licensed Product; and (iii) the reasons why the termination occurred. If, despite good faith discussions, the Parties are unable to agree on the consideration, then the dispute shall be resolved pursuant to Section 13.7.

12.9 Transition. In the event of termination of this Agreement, whether in its entirety or with respect to a Terminated Program by AbbVie pursuant to Section 12.5 (including, for clarity, expiration of the Option with respect to the Terminated Program without AbbVie having delivered an Exercise Notice for such Terminated Program prior to expiration of the applicable Option Period), or with respect to a Terminated Program or in its entirety by Licensor pursuant to Section 12.2 or 12.6, the following shall apply.

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12.9.1 Development. In the event AbbVie is conducting (or is having conducted on its behalf) any (a) on-going Clinical Studies of Licensed Antibody or Licensed Product (b) any ongoing pre-clinical studies and/or development of the Manufacturing Process (including without limitation, formulation studies, stability studies, scale up tests, etc.) of Licensed Antibody or Licensed Product, in each case following the date a notice of termination has been issued by Licensor or AbbVie, as applicable, AbbVie agrees, at Licensor’s request: (i) to continue to conduct during the Development Wind-Down Period any such Clinical Studies, pre-clinical studies or Manufacturing Process development; or (ii) to the extent so requested by Licensor, (A) to promptly transition to Licensor or its designee such Clinical Studies, pre-clinical studies or Manufacturing Process development, or portions thereof or (B) terminate such Clinical Studies, pre-clinical studies, Manufacturing Process development, or portions thereof (provided that such termination would not be inconsistent with the Parties’ ethical obligations). With respect to any development activities described in (i) above that Licensor requests that AbbVie continue, to the extent that such activities are not reasonably expected to be completed by the end of the Development Wind-down Period, Licensor shall use diligent efforts to facilitate the transition of such activities from AbbVie to Licensor by the end of the Development Wind-down Period. Any costs arising from each of (A) and (B) that accrue during the Development Wind-down Period will be borne by AbbVie (or in the case of Manufacturing Process development and any Clinical Studies and pre-clinical studies that were being conducted pursuant to a Post Exercise Development Plan and Budget or Commercialization Plan and Budget, shall continue to be borne by AbbVie (and if Licensor has not exercised a Licensor Opt Out with respect to such Collaboration Program prior to the applicable notice of termination, treated as Development Costs and shared equally by the Parties as provided in Section 3.7 above). For clarity, after the end of the Development Wind-down Period, Licensor shall be solely responsible for all such costs with respect to trials that it has requested that AbbVie continue or transfer to Licensor. As used herein, “Development Wind-down Period” means (x) if Licensor has exercised its Licensor Opt-Out, the [***] period following the date that the applicable termination takes effect or (y) otherwise, the [***] period following the date that the applicable termination takes effect. If, pursuant to Licensor’s request, AbbVie continues such Clinical Studies, pre-clinical studies, or Manufacturing Process development, AbbVie shall continue to conduct any such Clinical Studies, pre-clinical studies, or Manufacturing Process development to be conducted by AbbVie pursuant to this Section 12.9.1 in accordance with the terms and conditions of this Agreement.

12.9.2 Commercialization. To avoid disruption in the availability of Terminated Products to patients, if this Agreement is terminated after the First Commercial Sale of a Terminated Product, AbbVie, its Affiliates and its Sublicensees shall continue to distribute such Terminated Product, in accordance with the terms and conditions of this Agreement, in each country for which Regulatory Approval therefor has been obtained, until [***] after the date on which Licensor notifies AbbVie in writing that Licensor has secured an alternative distributor or licensee for the Terminated Product in such country, but in no event more for than [***] after the effective date of any expiration or termination of this Agreement (the “Commercialization Wind-down Period”); provided that AbbVie, its Affiliates and its Sublicensees shall cease such activities, or any portion thereof, in a given country upon [***] notice by Licensor requesting that such activities (or portion thereof) be ceased. Notwithstanding any other provision of this

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Agreement, during the Commercialization Wind-down Period, AbbVie’s and its Affiliates’ and Sublicensees’ rights with respect to Terminated Products shall be non-exclusive and, without limiting the foregoing, Licensor shall have the right to engage one or more other distributor(s) and/or licensee(s) of the Product in all or part of the Territory. Any Product sold or disposed of by AbbVie, its Affiliates or its Sublicensees in the Territory during the Commercialization Wind-down Period shall be subject to applicable payment obligations under ARTICLE 6 above. Within [***] of expiration of the Commercialization Wind-down Period, AbbVie shall notify Licensor of any quantity of the Product remaining in AbbVie’s inventory and Licensor shall have the option, upon notice to AbbVie, to repurchase any such quantities of the Product from AbbVie at a price equal to AbbVie’s Manufacturing Cost of such quantities.

12.9.3 Regulatory Approvals, Regulatory Documentation and Product Trademarks. AbbVie shall assign (or cause to be assigned) to Licensor or its designee all Regulatory Approvals, Regulatory Documentation and Product Trademarks solely to the extent related to the Terminated Products, including any such Regulatory Documentation made or owned by its Affiliates and/or Sublicensees. In each case, unless otherwise required by Applicable Law or requested by Licensor, the foregoing assignment (or availability) shall be made within [***] after the effective date of any expiration or termination of this Agreement, and if such assignment cannot be made under Applicable Law within such period, as soon as practicable thereafter.

12.9.4 Supply Obligations. Upon Licensor’s request, AbbVie shall either (a) to the extent allowable under such agreements, assign to Licensee or its Affiliates the portion of AbbVie’s agreement(s) with its Third Party manufacturing provider related to the Terminated Antibodies, Terminated Products and placebo used in connection therewith, or alternatively, use Commercially Reasonable Efforts to facilitate Licensor’s entering into a direct supply agreement with such Third Party manufacturing provider of the Terminated Antibodies, Terminated Products and placebo used in connection therewith on comparable terms to those between AbbVie and such Third Party manufacturing provider (in each case assuming AbbVie is then obtaining supply of Terminated Antibodies, Terminated Products or placebo used in connection therewith from a Third Party manufacturing provider) and (b) to the extent AbbVie or its Affiliate is producing its own supply of the Terminated Product, Terminated Antibody or placebo, use Commercially Reasonable Efforts to supply to Licensor the Terminated Antibodies and/or Terminated Products and placebo as requested by Licensor, to the extent reasonably necessary for Licensor’s continued Development and Commercialization of such Terminated Antibodies and/or Terminated Products, until the date on which Licensor notifies AbbVie in writing that Licensor has secured an alternative manufacturer for the Terminated Antibodies and/or Terminated Products, but in no event more for than [***] after the effective date of any expiration or termination of this Agreement. In the case of (b), Licensor shall pay to AbbVie a transfer price for the materials supplied equal to the Manufacturing Cost thereof. Without limiting the foregoing, in either case Licensor shall additionally have the right to immediately have AbbVie commence the transfer of the Manufacturing Process to Licensor or its designee, with such transfer to be carried out in accordance with the terms of Section 3.5.3, applied mutatis mutandis.

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12.9.5 Information Transfer. AbbVie shall provide to Licensor the AbbVie Program Know-How, Regulatory Documentation, Clinical Data and other Information pertaining to the Terminated Program to the same degree and on a reciprocal basis as provided in Sections 3.5.3(a)-(d), 3.6.1, 3.6.2 and 3.8.3 (mutatis mutandis, as would apply after AbbVie exercised the Option for such Terminated Program, and shall apply with respect to all such Know-How, Clinical Data, Regulatory Document and other Information to the extent such items exist as of the date of such termination) which Licensor shall have the right to use and disclose in connection with the Exploitation of the Terminated Program. Notwithstanding anything to the contrary, AbbVie is under no obligation to disclose any AbbVie Incorporated Background Know-How to Licensor.

12.9.6 Cooperation. Without limiting the foregoing, AbbVie shall use Commercially Reasonable Efforts to cooperate with Licensor and/or its designee to effect a smooth and orderly transition in the development, sale and ongoing marketing, promotion and commercialization of the Product in the Territory during the Development Wind-down Period and Commercialization Wind-down Period in each case in a prompt and expeditious manner.

12.10 Reverse Royalty. If this Agreement is terminated in its entirety or with respect to a Terminated Program, and in connection therewith, AbbVie grants to Licensor a license pursuant to Section 12.8, in consideration of the licenses granted and other consideration provided to Licensor pursuant to Section 12.8, if Licensor continues the Development and Commercialization of a Terminated Product that was the subject of the PoC Trial or a Phase III Clinical Study Conducted by AbbVie, Licensor shall pay AbbVie a royalty of [***] on Net Sales of such Terminated Product during the Reverse Royalty Term for such Terminated Product. For purposes of this Section 12.10 and Section 12.8.1(d) above, the definition of “Net Sales,” and Sections 6.5.4 and 6.6 through 6.17 shall apply mutatis mutandis to the calculation, payment, recording, and auditing of Licensor’s obligations to pay royalties under this Section 12.10 and Section 12.8.1(d) above as they apply to AbbVie and, solely for such purpose, each reference in each such Section (and any related definitions) to (i) AbbVie shall be deemed to be a reference to Licensor, and (ii) a Sublicensee shall be deemed to be a reference to a licensee or sublicensee of Licensor or its Affiliates.

12.11 Remedies. Except as otherwise expressly provided herein, termination of this Agreement (either in its entirety or with respect to a Terminated Program) in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity.

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12.12 Accrued Rights; Surviving Obligations.

12.12.1 Termination or expiration of this Agreement (either in its entirety or with respect to one (1) or more country(ies) or other jurisdiction(s)) for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Without limiting the foregoing, Article 1 (to the extent the used in other surviving provisions); 3.10.1 and 3.10.2 (solely for the purposes, and in accordance with the time periods, set forth therein); 3.11; Sections 6.3.2, 6.4 and 6.8 (or in the event Licensor has exercised its Licensor Opt Out, Section 6.5 and 6.6.1), in each case of the foregoing Sections of Article 6 with respect to Licensed Products sold by AbbVie or its Affiliates during the Commercial Wind down Period; 6.7, 6.9 through 6.15; 7.1.1 through 7.1.4 (with respect to Patents and Know-How conceived, discovered, developed, or otherwise made prior to expiration or termination of this Agreement); 7.1.6; 7.3 and 7.4 with respect to any Prosecuted Infringements and defensive actions being conducted by AbbVie as of the date of termination, provided that AbbVie shall, upon Licensor’s request use Commercially Reasonable Efforts to promptly transfer control of such Prosecuted Infringements actions to Licensor; 9.2, 9.3 (provided that Sections 9.3.2 and 9.3.6 shall not apply for AbbVie in the case of a termination covered by Section 12.8.1), 9.4, 9.7, 9.8 and 9.9; Sections 11.1 through 11.6; 12.1.3 and the grants referenced therein (with respect to expiration, but not termination, of this Agreement), 12.7, 12.8 through 12.10 (with respect to termination, but not expiration, of this Agreement and in accordance with the time periods set forth therein), 12.12, 13.2, 13.3 through 13.13, and 13.15 through 13.19 of this Agreement shall survive the termination or expiration of this Agreement for any reason (unless the reason is expressly limited therein). If this Agreement is terminated with respect to a Terminated Program but not in its entirety, then following such termination the foregoing provisions of this Agreement shall remain in effect with respect to the Terminated Program (to the extent they would survive and apply in the event the Agreement expires or is terminated in its entirety), and all provisions not surviving in accordance with the foregoing shall terminate upon termination of this Agreement with respect to the Terminated Program and be of no further force and effect (and, for purposes of clarity, all provisions of this Agreement shall remain in effect with respect to the Collaboration Program that is not the Terminated Program).

12.12.2 Notwithstanding the termination of AbbVie’s licenses and other rights under this Agreement or with respect to a Terminated Program, AbbVie shall have the right for [***] after the effective date of such termination to sell or otherwise dispose of all Terminated Antibody or Terminated Product then in its inventory and any in-progress inventory, as though this Agreement had not terminated with respect to the Terminated Programs, and such sale or disposition shall not constitute infringement of Licensor’s or its Affiliates’ Patent or other intellectual property or other proprietary rights. For purposes of clarity, AbbVie shall continue to make payments thereon as provided in ARTICLE 6 as if this Agreement had not terminated with respect to such Terminated Programs.

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ARTICLE 13.

MISCELLANEOUS

13.1 Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts, or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any governmental authority (except to the extent such delay results from the breach by the non-performing Party or any of its Affiliates of any term or condition of this Agreement). The non-performing Party shall notify the other Party of such force majeure within [***] after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform.

13.2 Change in Control of Licensor.

13.2.1 Licensor (or its successor) shall provide AbbVie with written notice of any Change in Control of Licensor or Acquisition by Licensor within [***] following the closing date of such transaction.

(a) In the event of the Change in Control of Licensor, AbbVie shall have the right, in its sole and absolute discretion, by written notice delivered to Licensor (or its successor) at any time during the [***] following the written notice contemplated by Section 13.2.1, to require Licensor and the Change in Control party to adopt reasonable procedures to be agreed upon in writing to prevent disclosure of Confidential Information of AbbVie. In the event of such Change in Control: (i) Patents existing as of such Change of Control claiming inventions made, and Information or Antibodies Controlled, by Persons that are Affiliates of Licensor as a result of such Change in Control (collectively, the “Acquirer”) shall be excluded from Licensor Background Patents, Licensor Background Know-How, and Licensed Antibodies (and shall not be deemed made, conceived, discovered or developed within the scope of this Agreement); (ii) Patents claiming inventions made, and Information or Antibodies Controlled, by Acquirer after such Change of Control shall be excluded from Licensor Background Patents, Licensor Background Know-How, and Licensed Antibodies (and shall not be deemed made, conceived, discovered or developed within the scope of this Agreement), other than (x) any Patent that claims priority to any Patent Controlled by Licensor (or by any Affiliate who was an Affiliate of Licensor before such Change in Control), as of the date of such Change of Control or thereafter,

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or (y) any Patent that is based on the use or practice of (1) any Licensor Background Patents, Licensor Program Patents or Joint Program Patents, in each case under a right or license from Licensor, or (2) Licensor Background Know-How, Licensor Program Know-How, Joint Program Know-How, or non-public Information that was obtained from Licensor following such Change in Control (each, a “Licensor Patent”); and (iii) Section 5.10.1 above shall not apply to activities of the Acquirer, so long as such activities are not conducted pursuant to any right or license granted to it under a Licensor Patent, but in each of cases (i) and (ii), the Acquirer Segregates the activities that are so excluded. To the extent the activities of an Acquirer are excluded under (ii) above, the Acquirer shall be considered a Third Party for purposes of Section 7.3 above.

(b) In addition to the rights set forth in Section 13.2.1(a), solely in the event of a Change in Control of Licensor pursuant to which a Significant Pharmaceutical Company acquires Control of Licensor, AbbVie shall have the right, in its sole discretion, to (i) disband each of the Joint Committees and terminate the activities of each of the Joint Committees, (ii) terminate Licensor’s right to perform Additional Licensor Development Activities pursuant to Section 3.2.2, provided that Licensor may continue any Additional Licensor Development Activities that commenced prior to such Change in Control, and (iii) if such Change of Control occurs prior to Licensor having completed all of its responsibilities under the Pre-Exercise Development Plan and Budget, either (A) require the Change in Control party to complete the activities assigned to Licensor under the Pre Exercise Development Plan and Budgets in accordance with the terms and conditions of this Agreement, or (B) assume and complete some or all of the unfinished activities assigned to Licensor under the Pre Exercise Development Plan and Budgets; provided that the Change in Control party shall be required to complete any activities assigned to Licensor under Pre Exercise Development Plan and Budgets that AbbVie elects not to assume and complete. If AbbVie elects to assume and complete any of the unfinished activities assigned to Licensor under the Pre Exercise Development Plan and Budgets, then to the extent requested by AbbVie Licensor or the Change in Control party shall assign to AbbVie any or all Third Party agreements that relate solely to such the unfinished activities under the Pre Exercise Development Plan and Budgets (including agreements with contract research organizations, clinical sites, investigators and manufacturing providers), and otherwise cooperate fully to make the benefits of any such agreements that are not so assigned available to AbbVie as necessary or useful to complete such activities. In the event AbbVie elects to assume any the unfinished activities assigned to Licensor under the Pre Exercise Development Plan and Budgets, Licensor or the Change in Control party shall either transfer Control of such Clinical Studies to AbbVie or its designee and cooperate with AbbVie to ensure a smooth and orderly transition thereof that will not involve any delay or disruption of such Clinical Studies, and in such case, if AbbVie assumes control of the PoC Trial for a Collaboration Program, the Option Period with respect to such Collaboration Program shall continue only until AbbVie receives the tables, listings and figures from the PoC Trial. Licensor or the Change in Control party, as applicable, shall bear all costs and expenses related to the unfinished activities under the Pre Exercise Development Plan and Budgets (including supply costs and any costs associated with the transfer), regardless of whether AbbVie, Licensor or the Change in Control party undertakes such activities, provided that Licensor shall only be responsible for costs incurred by AbbVie (together with its Affiliates) to complete such activities up to the costs of such activities included in the most recent budget approved in good faith by Licensor’s Board of Directors prior to such Change in Control. For such purposes, a “Significant Pharmaceutical Company” means [***].

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13.3 Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

13.4 Assignment.

13.4.1 Without the prior written consent of the other Party, neither Party shall sell, transfer, assign, delegate (except as expressly permitted under this Agreement), pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided that (a) either Party may make such an assignment without the other Party’s consent to (i) its Affiliate or (ii) to a successor, whether in a merger, sale of stock, sale of assets or any other transaction, of all or substantially all of its business or assets; and (b) AbbVie may assign this Agreement with respect to a Collaboration Program (i) to a Significant Pharmaceutical Company and (ii) following receipt of Regulatory Approval for the first Licensed Product with respect to such Collaboration Program, to an entity that is not a Significant Pharmaceutical Company, with Licensor’s consent, which consent shall not be unreasonably withheld; provided further, in each case ((a) and (b)), that the assignee acquires or licenses substantially all of AbbVie’s rights and assets related to such Collaboration Program (including the associated rights in AbbVie Program Patents, AbbVie Program Know-How and AbbVie’s interest in the associated Joint Program Patents and Joint Program Know-How) that are necessary for such entity’s performance under this Agreement. With respect to an assignment to an Affiliate, the assigning Party shall remain responsible for the performance by such Affiliate of the rights and obligations hereunder. Any attempted assignment or delegation in violation of this Section 13.4 shall be void and of no effect. All validly assigned and delegated rights and obligations of the Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of Licensor or AbbVie, as the case may be. The permitted assignee or transferee shall assume all obligations of its assignor or transferor under this Agreement. Without limiting the foregoing, the grant of rights set forth in this Agreement shall be binding upon any successor or permitted assignee of Licensor, and the obligations of AbbVie, including the payment obligations, shall run in favor of any such successor or permitted assignee of Licensor’s benefits under this Agreement.

13.4.2 Without limiting Section 13.2 above, the rights to Information, materials and intellectual property: (a) Controlled by a Third Party permitted assignee of a Party, which Information, materials and intellectual property were Controlled by such assignee immediately prior to such assignment; or (b) Controlled by an Affiliate of a Party who becomes an Affiliate through any Change in Control of or Acquisition by such Party, which Information, materials and intellectual property were Controlled by such Affiliate immediately prior to such Change in Control or Acquisition, in each case ((a) and (b)), shall be automatically excluded from the rights licensed or granted to the other Party under this Agreement, so long as such Information, materials and intellectual property are not utilized by such Third Party or Affiliate in connection with the Development, Manufacture or Commercialization of a Licensed Antibody or Licensed Product that incorporates any non-public AbbVie Program Know-How, Licensor Program Know-How, or Licensor Background Know-How, or any AbbVie Program Patents or Licensor Program Patents.

13.5 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid, or unenforceable in any respect.

13.6 Governing Law, Jurisdiction and Service.

13.6.1 Governing Law. This Agreement or the performance, enforcement, breach or termination hereof shall be interpreted, governed by and construed in accordance with the laws of the State of Delaware, United States, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction; provided that all questions concerning (a) inventorship of Patents under this Agreement shall be determined in accordance with the United States patent law and (b) the construction or effect of Patents shall be determined in accordance with the laws of the country or other jurisdiction in which the particular Patent has been filed or granted, as the case may be. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

13.6.2 Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 13.8 shall be effective service of process for any action, suit, or proceeding brought against it under this Agreement in any such court.

13.7 Dispute Resolution. Except for disputes resolved by the procedures set forth in Section 2.4.3, 6.14 or 13.11 or for which either Party has final decision making authority, if a dispute arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (a “Dispute”), it shall be resolved pursuant to this Section 13.7.

13.7.1 General. Any Dispute shall first be referred to the Senior Officers of the Parties, who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed to by the Senior Officers shall be conclusive and binding on the Parties. If the Senior Officers are not able to agree on the resolution of any such issue within [***] (or such other period of time as mutually agreed by the Senior Officers) after such issue was first referred to them, then, except as otherwise set forth in Section 13.7.2, either Party may, by written notice to the other Party, elect to initiate an alternative dispute resolution (“ADR”) proceeding pursuant to the procedures set forth in Section 13.7.3 for purposes of having the matter settled.

13.7.2 Intellectual Property Disputes. In the event that a Dispute arises with respect to the validity, scope, enforceability, inventorship or ownership of any Patent, Trademark or other intellectual property rights, and such Dispute cannot be resolved in accordance with Section 13.7.1, unless otherwise agreed by the Parties in writing, such Dispute shall not be submitted to an ADR proceeding in accordance with Section 13.7.3 and instead, either Party may initiate litigation in a court of competent jurisdiction, notwithstanding Section 13.6, in any country or other jurisdiction in which such rights apply.

13.7.3 ADR. Any ADR proceeding under this Agreement shall take place pursuant to the procedures set forth on Schedule 13.7.3.

13.7.4 Expert Arbitration. Any dispute expressly stated in this Agreement to be resolved pursuant to this Section 13.7.4 shall take place pursuant to the following procedures:

(a) Arbitration Supervision. The expert arbitration shall be overseen by and conducted as a “baseball” form of binding arbitration by a single arbitrator selected in accordance with the procedure set forth in Schedule 13.7.3, and conducted pursuant to Schedule 13.7.3, except as modified under this Section 13.7.4 The arbitrator may, upon agreement by the Parties, modify the procedures under Schedule 13.7.3, as appropriate solely to expedite a “baseball” arbitration. The hearing to resolve each of the issues identified by the parties in the Parties shall be had no later than [***] after selection of the expert panel described in Section 13.7.4(b). All references to the Neutral in Schedule 13.7.3 shall refer to the expert panel described in Section 13.7.4(b).

(b) Promptly following receipt of any notice requiring dispute resolution pursuant to this Section 13.7.4, the arbitrator may engage one or more experts to assist the arbitrator in resolving the issue under the supervision of an arbitrator as provided in Section 13.7.4(a), which experts shall be neutral and independent of both Parties and all of their respective Affiliates, shall have significant experience and expertise in the substantive area in question, and shall have some experience in mediating or arbitrating issues relating to such agreements. Any legal questions referred to the experts or raised by an expert shall be resolved by the arbitrator.

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13.7.5 Adverse Ruling. Any determination pursuant to this Section 13.7 that a Party is in material breach of its material obligations hereunder shall specify a (nonexclusive) set of actions to be taken to cure such material breach, if feasible.

13.7.6 Interim Relief. Notwithstanding anything herein to the contrary, nothing in this Section 13.7 shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute, if necessary to protect the interests of such Party. This Section 13.7.6 shall be specifically enforceable.

13.8 Notices.

13.8.1 Notice Requirements. Any notice, request, demand, waiver, consent, approval, or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if (a) delivered by hand, (b) sent by facsimile transmission (with transmission confirmed), or (c) by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 13.8 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 13.8.1. Such notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service. Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter. This Section 13.8.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

13.8.2 Address for Notice.

If to AbbVie, to:

AbbVie Biotechnology Ltd.

c/o AbbVie Inc.

1 N Waukegan Road

North Chicago, IL 60064

Attention: Executive Vice President, External Affairs; General Counsel

Facsimile: [***]

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with a copy (which shall not constitute notice) to:

AbbVie, Inc.

1 North Waukegan Road

North Chicago, IL 60064

Attention: Vice President, Legal

Facsimile: [***]

If to Licensor, to:

Alector, Inc.

151 Oyster Point Blvd., Ste 300

South San Francisco, CA 94080

Attention: CEO

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94304

Attention: Kenneth A. Clark

Facsimile: (650) 493-6811

13.9 Entire Agreement; Amendments. This Agreement, together with the Schedules attached hereto, set forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby (including that certain Bilateral Confidential Disclosure Agreement between the Parties or their respective Affiliates dated October 6, 2015 (as amended October 6, 2016)). Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement. No amendment, modification, release, or discharge shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

13.10 English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

13.11 Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Section 5.10, ARTICLE 7 and ARTICLE 9 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of such Section or Articles may result in irreparable injury to such other Party for

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which there will be no adequate remedy at law. In the event of a breach or threatened breach of any provision of such Section or Articles, the non-breaching Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance, and an equitable accounting of all earnings, profits, and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity. Both Parties agree to waive any requirement that the other (a) post a bond or other security as a condition for obtaining any such relief, and (b) show irreparable harm, balancing of harms, consideration of the public interest, or inadequacy of monetary damages as a remedy. Nothing in this Section 13.11 is intended, or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

13.12 Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

13.13 No Benefit to Third Parties. Except as provided in ARTICLE 11, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other Persons.

13.14 Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

13.15 Relationship of the Parties. It is expressly agreed that Licensor, on the one hand, and AbbVie, on the other hand, shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture, or agency, including for all tax purposes. Neither Licensor, on the one hand, nor AbbVie, on the other hand, shall have the authority to make any statements, representations, or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

13.16 Performance by Affiliates. AbbVie may use one (1) or more of its Affiliates to perform its obligations and duties hereunder and such AbbVie Affiliates are expressly granted certain rights herein; provided that each such Affiliate shall be bound by the corresponding obligations of AbbVie and, AbbVie shall remain liable hereunder for the prompt payment and performance of all their respective obligations hereunder.

13.17 Counterparts; Facsimile Execution. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Agreement may be executed by facsimile or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

13.18 References. Unless otherwise specified, (a) references in this Agreement to any Article, Section or Schedule shall mean references to such Article, Section or Schedule of this Agreement, (b) references in any Section to any clause or paragraph are references to such clause or paragraph of such Section, and (c) references to any agreement, instrument, or other document in this Agreement refer to such agreement, instrument, or other document as originally executed or, if subsequently amended, replaced, or supplemented from time to time, as so amended, replaced, or supplemented and in effect at the relevant time of reference thereto.

13.19 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend, or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including,” “include,” or “includes” as used herein shall mean “including, but not limited to,” and shall not limit the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.

[SIGNATURE PAGE FOLLOWS.]

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the Execution Date.

ALECTOR, INC.	ABBVIE BIOTECHNOLOGY, LTD.

By: /s/ Arnon Rosenthal Name: Arnon Rosenthal Title: Chief Executive Officer	By: /s/ Stephen Muldoon Name: Stephen Muldoon Title: Director

[SIGNATURE PAGE TO CO-DEVELOPMENT AND OPTION AGREEMENT]

Schedule 1.69

Corporate Names

1.	Alector LLC

2.	Alector, Inc.

Schedule 1.90

Existing In-License Agreements

Third Amended and Restated Collaboration Agreement, dated September 19, 2016, between Adimab, LLC (“Adimab”) and Alector LLC (the “Adimab Agreement”).

Development and Manufacturing Services Agreement, dated July 3, 2017, between Lonza Sales AG (“Lonza”) and Alector LLC (the “Lonza Agreement”).

The license agreement under which Lonza will grant Licensor a non-exclusive license under certain intellectual property (including patents and know-how) pertaining to GS (as defined in the Lonza Agreement) controlled by Lonza and its Affiliates (the “GS License”); provided that Lonza and Licensor enter into the license for such intellectual property as contemplated in the Lonza Agreement (as such terms are defined therein). For clarity, notwithstanding the fact that the GS License has not been executed as of the Effective Date, the GS License shall not be subject to Section 5.7.2 of the Agreement but shall be deemed an Existing In-License Agreement, subject to Section 5.7.1.

Development and GMP Manufacturing Master Services Agreement, dated May 30, 2017, between Celonic AG (“Celonic”) and Alector LLC (the “Celonic Agreement”).

Schedule 1.127

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Schedule 1.129

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Schedule 1.150

Manufacturing Cost

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Schedule 1.188

PoC Trial Parameters

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Schedule 1.193

Pre Exercise Development Plan and Budget

(Parts 1 and 2: Preclinical & Clinical Activities)

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Schedule 3.1.3

PoC Trial Report Requirements

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Schedule 3.2.1

Initial Post Exercise Development Plan and Budget

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Schedule 3.3.2

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Schedule 3.5.5

Pre-Approved Subcontractors

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Schedule 5.7.1

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Schedule 6.4.4

FTE Rates

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Schedule 7.6.5

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Schedule 10.2

Schedule of Exceptions

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Schedule 10.2.1

Existing Patents

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